As filed with the Securities and Exchange Commission on April 30, 1999


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                     FORM N-4
          [x] Registration Statement Under the Securities Act of 1933
              [x]        Post-Effective Amendment No. 4 and
       [x] Registration Statement Under the Investment Company Act of 1940
              [x]               Amendment No. 4
                        (Check appropriate box or boxes.)

              ACACIA NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT II
                           (Exact Name of Registrant)

                     ACACIA NATIONAL LIFE INSURANCE COMPANY
                               (Name of Depositor)

                              7315 Wisconsin Avenue
                            Bethesda, Maryland 20814
               (Address of Depositor's Principal Executive Office)

                  Depositor's Telephone Number: (301) 280-1000

                          Ellen Jane Abromson, Esquire
                     Acacia National Life Insurance Company
                              7315 Wisconsin Avenue
                            Bethesda, Maryland 20814
                     (Name and Address of Agent for Service)


It is proposed that this filing will come effective:
        [ ]      immediately upon filing pursuant to paragraph (b)
        [x]      on May 1, 1999 pursuant to paragraph (b)
        [ ]      60 days after filing pursuant to paragraph (a)(1)
        [ ]      on (date) pursuant to paragraph (a)(1)

If appropriate, check the following box:
        [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                ------------------------------------------------

                              CROSS REFERENCE SHEET
            Pursuant to Rule 481(a) under the Securities Act of 1933

              Showing Location of Information Required by Form N-4
                 in Part A (Prospectus) and Part B (Statement of
              Additional Information) of the Registration Statement


                                                     Caption(s) in the Statement
Item of Form N-4       Caption(s) in the Prospectus   of Additional Information
----------------       ----------------------------  ---------------------------
                  PART A: INFORMATION REQUIRED IN A PROSPECTUS
 1. Cover Page                   Cover page
 2. Definitions                  Glossary of Defined Terms
 3. Synopsis                     Questions and Answers About
                                 Your Policy
 4. Financial                    Condensed Financial
    Information                  Information
 5. General Description of       ANLIC and the Variable
    Registrant, Depositor and    Account;
    Portfolio Companies          The Portfolios; Voting Rights;
                                 Administration
  6. Deductions                  Summary; Charges and           Surrender Charge
                                 Deductions;                    Calculation
                                 The Portfolios
 7. General Description of       Summary; The Policy; Annuity   General
    Variable Annuity Contracts   Payments; Voting Rights;       Provisions;
                                 Additional Information         Fixed Account
 8. Annuity Period               Annuity Payments
 9. Death Benefit                The Policy -- Death Benefit
10. Purchases and Contract Value ANLIC and the Variable
                                 Account;
                                 The Policy
11. Redemptions                  The Policy -- Surrender and
                                 Partial Withdrawals; The
                                 Policy-- Free Look Period
12. Taxes                        Federal Tax Matters         Federal Tax Matters
13. Legal Proceedings            Legal Proceedings
14. Table of Contents of the     Statement of Additional      Table of Contents
     Statement of Additional     Information
     Information

                                                     Caption(s) in the Statement
Item of Form N-4      Caption(s) in the Prospectus     of Additional Information
----------------       ---------------------------  ----------------------------
     PART B:  INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION
15. Cover Page                                              Cover Page
16. Table of Contents                                       Table of Contents

17. General Information and                                 N/A
    History
18. Services                      Administration            Experts;
                                                            Distribution of the
                                                            Policies; Records
                                                            and Reports
19. Purchase of Securities Being  Summary; The Policy       General Provisions;
    Offered                                                 Distribution
                                                            of the Policies
20. Underwriters                  ANLIC and the Variable
                                  Account                   Distribution of the
                                                            Policies
21. Calculation of                Performance Data          Performance Data
    Performance Data                                        Calculations;
                                                            Performance Figures
22. Annuity Payments              Annuity Payments          General Provisions
23. Financial Statements                                    Financial Statements

                                   PROSPECTUS

                   THE DATE OF THIS PROSPECTUS IS: May 1, 1999

          INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY POLICY
                                    ISSUED BY
                     ACACIA NATIONAL LIFE INSURANCE COMPANY
                 7315 WISCONSIN AVENUE, BETHESDA, MARYLAND 20814
                            TELEPHONE: (301) 280-1000



This Prospectus describes information you should know before you purchase the Allocator 2000 variable annuity. Please read it carefully.

The Allocator 2000 variable annuity is a contract between you and Acacia National Life Insurance Company (ANLIC) where you agree to make payments to us and we agree to make a series of payments to you at a later date. The Allocator 2000 is a flexible premium, tax-deferred, variable annuity offered to individuals. It is:

        - Flexible, because you may add payments at any time.
        - Tax-deferred, which means you don't pay taxes until you take payments out or until we start to make payments to you.
     Variable, because the value of your annuity will fluctuate with the performance of the underlying investments. After purchase, you allocate your payments to "Sub-accounts" or subdivisions of our Variable Account, an account that keeps that keeps your annuity assets separate from our company assets. These Sub-accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These mutual funds are not the same mutual funds that you buy through your stockbroker or through a retail mutual fund, but they have similar investment strategies and the same portfolio managers as retail mutual funds. This annuity offers you funds with investment strategies ranging from conservative to aggressive and you may pick those funds that meet your investment style. The Sub-accounts and the funds are listed below:


Large Cap Sub-account which purchases shares of Alger American Growth Portfolio Mid Cap Sub-account which purchases shares of Alger American MidCap Growth Portfolio
Small Cap Sub-account which purchases shares of Alger American Small Capitalization Portfolio
Social Money Market Account Sub-account which purchases shares of Calvert Social Money Market Portfolio
Social Strategic Growth Sub-account which purchases shares of Calvert Social Small Cap Growth Portfolio
Social Managed Growth Sub-account which purchases shares of Calvert Social Mid Cap Growth Portfolio
Social Global Sub-account which purchases shares of Calvert Social International Equity Portfolio
Social Balanced Sub-account which purchases shares of Calvert Social Balanced Portfolio
S&P 500 Index Sub-account which purchases shares of Dreyfus Stock Index Fund Income Sub-account which purchases shares of Neuberger Berman Advisers Management Trust Limited Maturity Bond Portfolio
Growth Sub-account which purchases shares of Neuberger Berman Advisers Management Trust Growth Portfolio
Aggressive Growth Sub-account which purchases shares of Oppenheimer Aggressive Growth Fund/VA
Large Cap Growth Sub-account which purchases shares of Oppenheimer Capital Appreciation Fund/VA
Balanced Sub-account which purchases shares of Oppenheimer Main Street Growth & Income Fund/VA
High  Income  Sub-account  which  purchases  shares of  Oppenheimer  High Income
Fund/VA
Managed Income Sub-account which purchases shares of Oppenheimer Strategic Bond Fund/VA
International Growth Sub-account which purchases shares of Strong International Stock Fund II
Aggressive Growth Sub-account which purchases shares of Strong Discovery Fund II Hard Assets/Metals Sub-account which purchases shares of Van Eck Worldwide Hard Assets Fund


You also may allocate some or all of your payments to the "Fixed Account", which pays an interest rate guaranteed for at least one year from the time the payment is made. Payments put in the Fixed Account are not separated from our assets like the assets of the Variable Account. (Continued on next page.)

You may not purchase a Policy if either you or the annuitant are 85 years old or older before we receive your application. We will not accept additional premium payments once the annuitant reaches age 75.

If you decide to buy this annuity, you should keep this prospectus for your records. You may call us at 1-800- 369-9407 to get a Statement of Additional Information, free of charge. The Statement of Additional Information contains more information about this annuity and, like this prospectus, is filed with the Securities and Exchange Commission. You should read the Statement of Additional Information because you are bound by the Terms contained in it. We have included the Table of Contents for the Statement of Additional Information on page 32.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THE INFORMATION IS TRUTHFUL OR COMPLETE. ANYONE WHO REPRESENTS THAT THE SECURITIES AND EXCHANGE COMMISSION DOES THESE THINGS MAY BE GUILTY OF A CRIMINAL OFFENSE.

This Prospectus and Statement of Additional Information can also be obtained from the Securities and Exchange Commission's website (HTTP://WWW.SEC.GOV).

This annuity is not:
* a bank deposit
* federally insured
* endorsed by any bank or governmental agency
* available for sale in all states

Prospectus Dated: May 1, 1999
Statement of Additional Information Dated: May 1, 1999

                                       TABLE OF CONTENTS




                                                                           Page
   GLOSSARY OF DEFINED TERMS.................................................iii
   QUESTIONS AND ANSWERS ABOUT YOUR POLICY...................................  1
   SUMMARY OF FEES AND CHARGES...............................................  4
   PORTFOLIO ANNUAL EXPENSES.................................................  5
   CONDENSED FINANCIAL INFORMATION...........................................  7
   ANLIC AND THE VARIABLE ACCOUNT............................................  9
        Acacia National Life Insurance Company...............................  9
        The Variable Account.................................................  9
   THE PORTFOLIOS............................................................ 10
        The Alger American Fund.............................................. 10
        Calvert Variable Series, Inc......................................... 11
        Dreyfus Stock Index Fund............................................. 12
        Neuberger & Berman Advisers Management Trust......................... 13
        Oppenheimer Varible Account Funds.................................... 13
        Strong Variable Insurance Funds, Inc. and Strong Discovery Fund II... 14
        Van Eck Worldwide Hard Assets Fund................................... 15
        Risks Attendant to Investments in Junk Bonds......................... 16
        Risk Attendant to Investments in Foreign Securities.................. 16
        Investment Advisory.................................................. 16
        Resolving Material Conflicts......................................... 17
        The Fixed Account.................................................... 18
        The Policy........................................................... 18
        Issuance of a Policy................................................. 18
        Telephone Requests................................................... 18
        Free Look Period..................................................... 19
        Premium Payments..................................................... 19
        Allocation of Premium Payments....................................... 19
        Policy Account Value................................................. 19
        Surrender and Partial Withdrawals.................................... 20
        Transfers............................................................ 21
        Automatic Rebalancing, Dollar Cost Averaging,
           and Interest Sweep Programs....................................... 21
        Death Benefit........................................................ 22
        Required Distributions............................................... 23
   CHARGES AND DEDUCTIONS.................................................... 23
        Annual Policy Fee.................................................... 23
        Administrative Expense Charge........................................ 24
        Mortality and Expense Risk Charge.................................... 24
        Surrender Charge..................................................... 24
        Premium Taxes........................................................ 25
        Federal Taxes........................................................ 26
        Fund Expenses........................................................ 26
        Reduction In Charges For Certain Groups.............................. 26
   ANNUITY PAYMENTS.......................................................... 26
        Election of an Annuity Payment Option................................ 26
        Maturity Date........................................................ 26
        Available Options.................................................... 26
        Annuity Payment Options.............................................. 27
  FEDERAL TAX MATTERS........................................................ 27
        Introduction......................................................... 27
        Taxation of Annuities in General..................................... 28
   ANNUITY OWNERS THAT ARE NONRESIDENT ALIENS OR
   FOREIGN CORPORATIONS...................................................... 30
   VOTING RIGHTS............................................................. 30
   PERFORMANCE DATA.......................................................... 31
   PUBLISHED RATINGS......................................................... 31
   LEGAL PROCEEDINGS......................................................... 32
   FINANCIAL STATEMENTS...................................................... 32
   ADMINISTRATION............................................................ 32
   PREPARATIONS FOR THE YEAR 2000............................................ 32
   POLICY REPORTS............................................................ 33
   STATE REGULATION.......................................................... 33
   EXPERTS................................................................... 33
   LEGAL MATTERS............................................................. 33
   ADDITIONAL INFORMATION.................................................... 33
   STATEMENT OF ADDITIONAL INFORMATION....................................... 34

Throughout this Prospectus, the words "us", "we", "our", and "ANLIC" refer to Acacia National Life Insurance Company, and the words "you", "your", and "Owner" refer to the policy owner.

GLOSSARY OF DEFINED TERMS


ACCUMULATION PERIOD                   The period  between  the Policy  Date
                                    and  the   Maturity   Date  and  during  the
                                    lifetime of the Owner.


ACCUMULATION UNIT                   Unit of measure  that is used to
                                    calculate the value of the Policy prior to the Maturity Date.

ACCUMULATION UNIT VALUE             The  value  of  each  Accumulation  Unit  is
                                    calculated on each Valuation Date.

AGE                                 Age at last birthday.

ANLIC                               Acacia National Life Insurance Company.

ANNUITANT                           The   person(s)   whose   life  is  used  to
                                    determine the duration of Annuity Payments involving life contingencies. The Annuitant must be a natural person.

ANNUITY PAYMENT  OPTIONS            The options that are available   for payment
                                    of  the  Surrender  Value  of    the  Policy
                                    commencing upon the Maturity Date.

BENEFICIARY                         The  person(s)  or  legal  entity  that  you
                                    designate in the Application or thereafter in writing to our Service Office to receive payments at the death of the owner.

DUE PROOF OF DEATH                  A  certified  copy of a death certificate, a
                                    certified copy of a decree of   a court   of
                                    competent     jurisdiction     as   to   the
                                    finding of death, a written statement by the attending physician, or any other proof satisfactory to us.

FIXED ACCOUNT                       The account via which you may  allocate  or
                                    transfer   net  Premium  Payments   to   our
                                    General  Account.  An initial  allocation or
                                    transfer into  the Fixed  Account  does  not
                                    entitle  you  to  share  in  the  investment
                                    experience of the General  Account. Instead,
                                    we guarantee  that any Policy Account Value
                                    in the Fixed  Account  will accrue  interest
                                    at an annual rate of at least the Guaranteed
                                    Interest  Rate.  The  Fixed  Account  is not
                                    available  as   an  investment   option  for
                                    policies sold in the states of Oregon and Washington.


FREE WITHDRAWAL  AMOUNT             That   portion  of  any  partial  withdrawal
                                    or surrender that   is   not subject  to   a
                                    Surrender Charge under the terms of the Policy.

FUND A registered, open-end management investment company (commonly called a "mutual fund"). Each Sub-account invests exclusively in shares of a single Portfolio of a Fund.

GENERAL ACCOUNT                     The assets of ANLIC other than those in  the
                                    Variable   Account  or  any  other  separate
                                    account.

INVESTMENT OPTIONS                  The   Fixed   Account   and the Sub-accounts
                                    which invest in Portfolios described in the Fund prospectuses.


IRREVOCABLE BENEFICIARY             A   Beneficiary  or   Beneficiaries    whose
                                    interest   cannot   be    changed   without,
                                    his, her, or their consent or as required by law.

MATURITY DATE                       The  date  upon   which   Annuity   Payments
                                    begin. You may choose a Maturity Date no later than the first day of the calendar month after the Annuitant's 90th birthday.


NET PREMIUM PAYMENT                 The Premium Payment less any applicable  tax
                                    charges.

OWNER

                                    The  person  named  on  the  Application  as
                                    Owner  or   the  persons  named   on     the
                                    Application as Joint Owners.   Any reference
                                    to  Owner  in  this  Prospectus or   in  the
                                    Policy  will   include  both  Owners,     if
                                    there  are  Joint  Owners.    The  Owner  is
                                    entitled  to  all  of the  ownership  rights
                                    under  the  Policy.    The  Owner  has   the
                                    legal  right  to  make all  changes  in  the
                                    policy   designations    where     permitted
                                    specifically  by the  terms of  the  Policy.
                                    The  Owner   is   as    specified   in   the
                                    Application,  unless  changed.   "You"   and
                                    "your"   are   also   used  throughout  this
                                    Prospectus and the Policy  to   refer to the
                                    Owner.


POLICY                              The  flexible   premium   variable   annuity
                                    offered by ANLIC and described in this prospectus.


POLICY ACCOUNT VALUE                The sum of the Variable  Account   Value and
                                    the Fixed Account Value.

POLICY ANNIVERSARY                  Each anniversary of the Policy Date.

POLICY DATE                         The  date  set  forth  in  the  Policy  that
                                    is  used  to  determine   Policy  years  and
                                    months. Policy Anniversaries are measured from the Policy Date.


PORTFOLIO                           A  separate  investment   portfolio  of  the
                                    Funds,  a mutual fund in which the  Variable
                                    Account invests. Portfolio also will be used to refer to the Sub-account that invests in the corresponding Portfolio.


PREMIUM PAYMENT                     An amount paid to ANLIC in accordance with
                                    the provisions of the Policy.

SERVICE OFFICE                      The  office  where     Policy administration
                                    is done,  whether  at  ANLIC  or    at   the
                                    offices of  a   third   party administrator,
                                    as  designated  by  ANLIC in  writing.   The
                                    Service  Office  address  is Acacia National
                                    Life  Insurance  Company,  P.O.  Box  79574,
                                    Baltimore, Maryland 21279-0574.

SUB-ACCOUNT                         A subdivision of the Variable Account.  Each
                                    Sub-account is invested in shares of a specified Portfolio of the Funds.

SURRENDER  CHARGE                   A   charge    measured  as   a   percent  of
                                    premium and based upon Policy Anniversaries,
                                    which   may  be   imposed   upon  a  partial
                                    withdrawal, surrender or distribution of the proceeds.

SURRENDER VALUE                     The Policy Account Value as of any Valuation
                                    Date,  reduced by applicable  Surrender
                                    Charges,  the  Annual
                                    Policy Fee, and any premium or other taxes.


SYSTEMATIC  PARTIAL                 Owners  choosing  this option will  withdraw
 WITHDRAWAL                         a level dollar amount of    Policy   Account
                                    Value on a  periodic  basis.      Systematic
                                    Partial  Withdrawals  are  subject   to  the
                                    same  Surrender  Charges  as  partial
                                    withdrawals,  as  set  forth  on  the
                                    Specifications  Page  of  the  Policy.


VALUATION  DATE                     Each day  the   New York   Stock Exchange is
                                    open for  business,  excluding  holidays and
                                    any other day in which there is insufficient
                                    trading  in  the  Portfolio   securities  to
                                    materially affect the value of the assets in the Variable Account.


VALUATION PERIOD                    The  period     between    two    successive
                                    Valuation Dates,  commencing at the close of
                                    business of a  Valuation  Date and ending at
                                    the   close   of   business   for  the  next
                                    succeeding Valuation Date.


VARIABLE ACCOUNT                    Acacia  National  Variable  Annuity Separate
                                    Account II, a separate  investment   account
                                    that   has   been  established  by     ANLIC
                                    to  receive   and  invest  the  Net  Premium
                                    Payments paid under the Policy.

VARIABLE ACCOUNT VALUE              The sum of the values held on your behalf in
                                    all   the   Sub-accounts  of  the   Variable
                                    Account.

                     Questions and Answers About Your Policy

The following summary is intended to highlight the most important features of an Allocator 2000 Annuity that you, should consider. You will find more detailed information in the main portion of the prospectus. As you review this Summary, take note of the terms that appear in italics. Each italicized term is defined in the Glossary of Defined Terms that begins on page VI of this prospectus. This summary and all other parts of this prospectus are qualified in their entirety by the terms of the Allocator 2000 Annuity Policy, which is available upon request from ANLIC.

Who is the issuer of an Allocator 2000 Annuity?

ANLIC is the issuer of each Allocator 2000 Annuity. ANLIC enjoys a rating of A (Excellent) from A.M. Best Company, a firm that analyzes insurance carriers. A stock life insurance company organized in Virginia, ANLIC is a wholly owned subsidiary of Acacia Life Insurance Company which is, in turn, a second tier subsidiary of Ameritas Acacia Mutual Holding Company (page 9).

How do I purchase the Allocator 2000 Annuity?

You must complete our application form and submit it to us for approval with your first Premium Payment. Acceptance is subject to our rules, and we reserve the right to reject any application or Premium Payment. The Policy can be purchased with a minimum Premium Payment of $300 the first year. Additional Premium Payments must be at least $30.00. If you wish to make automatic monthly payments into your annuity, you may enroll in our pre-authorized checking account program (CAM). Under this program, monthly Premium Payments will be deducted from your checking account.

After you've purchased the Policy, you have a right to a "free look" which gives you 10 days to change your mind without the imposition of a Surrender Charge. If you decide you don't want the policy, we will void the policy and refund the Policy Account Value (or the Premium Payments made to that point where required by state law).

What is an individual flexible premium deferred variable annuity policy?

The Policy is an individual flexible premium deferred variable annuity. It is designed for tax-deferred retirement investing by individuals. The Policy is available for both qualified and non-qualified retirement plans. As a deferred annuity it has two time periods, the Accumulation Period and the time period after the Maturity Date. During the Accumulation Period earnings accumulate on a tax-deferred basis and are taxed as income when withdrawn. During the time period after the Maturity Date and during the lifetime of the Annuitant, you receive payments under the Annuity Payment Option selected.

Your Policy is "variable" because the Policy Account Value is not guaranteed. The Policy Account Value will vary with your investment experience. The Policy Account Value on the Maturity Date along with the payment option chosen will be used to determine the amount of your annuity payments.

How will my Policy Account Value be determined?

Your Premium Payments are invested in one or more of the Sub-accounts of the Variable Account or allocated to the Fixed Account, as you instruct us. Your Policy Account Value is the sum of the values of your interests in the Sub-accounts of the Separate Account, plus the value in the Fixed Account. Your Policy Account Value will depend on the investment performance of the Sub-accounts, and the amount of interest we credit to the Fixed Account, as well as the Net Premium Payments, partial withdrawals, and charges assessed. Each Sub-account will invest in a single investment portfolio of a mutual fund. These Portfolios offer a wide range of investment options from conservative to aggressive and from Government Bond to international. You bear the entire investment risk on your Variable Account Value. The investment strategies and risks of each Portfolio are described in the accompanying prospectuses for the Portfolios.

What Annuity Payment Options does the Contract Offer?

You have the right to elect or change any of the Annuity Payment Options listed below, any time before the Maturity Date, or elect to receive a lump sum:

Option A -- Interest for Life. We will pay interest on the amount retained for the lifetime of the Annuitant. At the Annuitant's death, we will pay the principal amount to the Beneficiary or as otherwise agreed.

Option B -- Interest for a Fixed Period. We will pay interest on the retained amount for a fixed period of not more than 30 years. At the end of the period we will pay the principal amount to you or as otherwise agreed.

Option C -- Payments for a Fixed Period. We will pay the amount retained, with interest, in equal monthly payments for a period of not more than 30 years. The amount of each payment will be based on a payment schedule set forth in the Policy.

Option D -- Payments of a Fixed Amount. We will pay the amount retained, with interest, in equal payments, until the amount retained has been paid in full. The total payments in any year must be at least 5% of the amount retained.

Option E -- Life Income. We will pay the amount retained in monthly installments, adjusted to reflect the crediting of interest as set forth in the Policy, for the guaranteed period elected and continuing during the lifetime of a person you designate. You may elect to have no guaranteed period or a guaranteed period of 5, 10, or 25 years, or the period in which the total payments would equal the amount retained (an installment refund). If no guaranteed period is elected, only one payment will be made if the Annuitant dies before the second payment is made, only two payments will be made if the Annuitant dies before the third payment is made, and so on.

You may select the date to annuitize the contract. A Maturity Date may be the first day of any calender month. However, you must begin to take payments by the first full calendar month after the Annuitant's 90th birthday. If you fail to give us a Maturity Date, we will assume a Maturity Date of the first day of the calendar month of the Annuitant's 90th birthday. 2

What are my charges and deductions under the Policy?

Annual Policy Fee. On each Policy Anniversary, we will deduct an annual Policy Fee of $42.00 which partially compensates us for the costs of maintaining the Policy. This charge is waived if the Policy Account Value exceeds $50,000 at the time the Annual Policy Fee would be imposed. (Page 22).

ANLIC will deduct a daily Administrative Expense Charge from the value of the net assets of the Variable Account. This charge will not exceed 0.10% annually. No Adminstrative Expense Charge is deducted from the amount in the Fixed Account. (Page 22)

Mortality and Expense Risk Charge. ANLIC will deduct a daily Mortaility and Expense Risk Charge from the value of the net assets of the Variable Account. For the first 15 years of your Policy, this charge is at the rate of 1.25% annually. Beginning in the 16th Policy year, this charge is reduced by 0.05% annually until it reaches 0.50% annually in Policy year 30; the rate remains level thereafter. No Mortality and Expense Risk Charge will be deducted from the amount in the Fixed Account.

Surrender Charge. The Surrender Charges will vary depending upon the number of Policy Anniversaries that have passed since the Receipt of Premium Payments (Page 23).

Policy Anniversaries Since Receipt                       Surrender Charge
of Premium Payment                                        Rate
----------------------------                             -----------------
        0                                                    8%
        1                                                    8%
        2                                                    8%
        3                                                    6%
        4                                                    4%
        5 or more                                            None


Premium Taxes. We will deduct a charge for premium taxes, if any, when incurred. Depending on state and local law, premium taxes can be incurred when a Premium Payment is accepted, when Policy Account Value is withdrawn or surrendered or when annuity payments start.

Investment Advisory Fee. Policy Owners who choose to allocate Net Premiums to one or more of the Sub-accounts will also bear a pro rata share of the Investment advisory fee paid by each of the investment portfolios in which the various Sub-accounts invest. No such fees are assessed against amounts in the Fixed Account (page 24).

How does the investment component of my Allocator 2000 Policy work?

ANLIC has established the Variable Account, which is separate from all other assets of ANLIC, as a vehicle to receive and invest premiums received from Allocator 2000. The Variable Account is divided into separate Sub-accounts. Each Sub-account invests exclusively in shares of one of the investment portfolios available through Allocator 2000. In the inital application Each Policyowner may allocate Net Premiums to one or more Investment Options. In the initial application. These allocations may be changed, without charge, by notifying ANLIC's Service Office. The aggregate value of your interests in the Sub-accounts and the Fixed Account will represent the Policy Account Value of your Allocator 2000 Policy (page 18).

What investment options are available through the Allocator 2000 Policy?

The Investment Options available through Allocator 2000 include 19 investment portfolios, each of which is a separate series of a mutual fund from: The Alger American Fund; Calvert Variable Series, Inc.; Dreyfus Stock Index Fund; Neuberger Berman Advisers Management Trust; Oppenheimer Variable Account Funds; Strong Variable Insurance Funds, Inc.; and Van Eck Worldwide Insurance Trust. These Portfolios are:



Alger American Growth  Portfolio
Alger American  MidCap Growth  Portfolio
Alger American Small  Capitalization  Portfolio
Calvert Social Money Market Portfolio
Calvert  Social  Small  Cap  Growth  Portfolio
Calvert  Social  Mid Cap  Growth Portfolio
Calvert Social  International Equity Portfolio
Calvert Social Balanced Portfolio
Dreyfus Stock Index Fund
Neuberger Berman  Advisers  Management  Trust Limited  Maturity Bond  Portfolio
Neuberger Berman  Advisers   Management  Trust  Growth  Portfolio
Oppenheimer Aggressive Growth Fund/VA
Oppenheimer  Capital Appreciation Fund/VA
Oppenheimer Main Street Growth & Income Fund/VA
Oppenheimer   High  Income   Fund/VA
Oppenheimer   Strategic   Bond  Fund  Strong/VA
International Stock Fund II
Strong Discovery Fund II
Van Eck Worldwide Hard Assets Fund

Details about the investment objectives and policies of each of the available investment Portfolios, including management fees and expenses, begin on page 10 of this prospectus. You may also elect to allocate Net Premium Payments to ANLIC's Fixed Account (page 18).

Are there any risks involved in owning an Allocator 2000 Policy?

Yes. Over the life of your Allocator 2000 Policy, the Sub-accounts to which you allocate your premiums will fluctuate with changes in the stock market and overall economic factors. These fluctuations will be reflected in the Variable Account Value of your Allocator 2000 Policy and may result in loss of principal. For this reason, the purchase of an Allocator 2000 Policy may not be suitable for all individuals. It may not be advantageous to purchase an Allocator 2000 Policy for retirement or other long-term capital accumulation purposes.

What is the Death Benefit under the Policy ?

The Policy provides a Death Benefit if you (Owner) or a Joint Owner dies before the Maturity Date while the Policy is in force. The Death Benefit is guaranteed not to be less than the greater of the Policy Account Value or the cumulative premium payments you have made less the cumulative withdrawals you have taken. In addition, up to Owner age 75 we guarantee that the Death Benefit will not be less than the Minimum Guaranteed Death Benefit which is described later in this prospectus (Page 20 ).

Who can I contact for more information concerning the Allocator 2000 Annuity?

You can contact your Registered Representative or you can write to us at our Service Office, Acacia National Life Insurance Company, P.O. Box 79574, Baltimore, MD 21279-0574 or telephone 1-800-369-9407.


                             SUMMARY OF FEES AND CHARGES

        The following information summarizes the fees and charges payable by the Owner of a Policy:

        Owner transaction expenses:

    Surrender Charge - on premiums paid only Maximum     8.00%
    -----------------------------------------------     -------
                              Year                        %
                              ----                       ----
                                1                         8%
                                2                         8%
                                3                         8%
                                4                         6%
                                5                         4%
                                6                         0%

        Transfer fee                                      $ 0.00
        Annual Policy Fee                                 $42.00


        Variable Account annual expenses (as a percentage of average Variable Account Value)
               Maximum Mortality and Expense Risk Charge         1.25%
               Administrative Expense Charge                     0.10%
                                                                 -----
               Total Variable Account Annual Expenses     :      1.35%



                      Portfolio Annual Expenses
                  (Expressed as a Percentage of Net Assets of each Portfolio)



                                           Portfolio Annual Expenses
                          (Expressed as a Percentage of Net Assets of each Portfolio)
                                                                                            TOTAL
                                                                                        PORTFOLIO ANNUAL
                     PORTFOLIO                          MANAGEMENT FEES  OTHER EXPENSE      EXPENSES
----------------------------------------------------- ---------------  -------------- -------------------
Alger American Growth Portfolio                            0.75%            0.04%           0.79%

Alger American MidCap Growth Portfolio                     0.80%            0.04%           0.84%

Alger American Small Capitalization Portfolio              0.85%            0.04%           0.89%

Calvert Social Money Market Portfolio                      0.50%            0.16%           0.66%

Calvert Social Small Cap Growth Portfolio                  1.00%            0.33%           1.33%/1

Calvert Social Mid Cap Growth Portfolio                    0.89%            0.16%           1.05%/1

Calvert Social International Equity Portfolio              1.10%            0.70%           1.80%/1

Calvert Social Balanced Portfolio                          0.69%            0.18%           0.87%/1

Dreyfus Stock Index Fund                                   0.25%            0.01%           0.26%

Neuberger & Berman Advisers Management Trust Limited
   Maturity Bond Portfolio                                 0.65%            0.12%           0.77%

Neuberger & Berman Advisers Management Trust Growth        0.83%            0.07%           0.90%
Portfolio

Oppenheimer Aggressive Growth Fund/VA                      0.69%            0.02%           0.71%/2

Oppenheimer Capital Appreciation Fund/VA                   0.72%            0.03%           0.75%

Oppenheimer Main Street Growth & Income Fund/VA            0.74%            0.05%           0.79%/2

Oppenheimer High Income Fund/VA                            0.74%            0.04%           0.78%

Oppenheimer Strategic Bond Fund/VA                         0.74%            0.06%           0.80%

Strong International Stock Fund II                         1.00%            0.62%           1.62%

Strong Discovery Fund II                                   1.00%            0.18%           1.18%

Van Eck Worldwide Hard Assets Fund                         1.00%            0.16%           1.16%/3


     /1Management Fees includes for Calvert Social Balanced and Calvert Social Mid Cap, a performance adjustment, which depending on performance, could cause the fee to be as high as 0.85% or as low as 0.55% for Calvert Social Balanced, and as high as 0.95% or as low as 0.85% for Calvert Social Mid Cap. The Calvert Social Small Cap expenses have been restated to reflect the lower advisory fee and administrative services fee. Prior to January 1, 1998, Calvert Variable Series, Inc., was named Acacia Capital Corporation and the Calvert Social Money Market Portfolio was named the Calvert Responsibly Invested Portfolio; the Calvert Social Small Cap Growth Portfolio was named the Calvert Responsibly Invested Strategic Growth Portfolio; the Calvert Social Mid Cap Growth Portfolio was named the Calvert Responsibly Invested Capital Accumulation Portfolio; the Calvert Social International Equity Portfolio was named the Calvert Responsibly Invested Global Equity Portfolio; and the Calvert Social Balanced Portfolio was named the Calvert Responsibly Invested Balanced Portfolio.


     2/The Oppenheimer Aggressive Growth Fund/VA was formerly named Oppenheimer Capital Appreciation Fund. The Oppenheimer Main Street Growth & Income Fund/VA was formerly named Oppenheimer Growth & Income Fund.


     3/Prior to April 30, 1997, Van Eck Worldwide Hard Assets Fund was named Van Eck Gold and Natural Resources Fund. Other Expenses are net of soft dollar credits. Without such credits, Other Expenses would have been 0.18% and Total Portfolio Annual Expenses would have been 1.18%.

The purpose of the following table is to assist you in understanding the various costs and expenses that you will bear directly and indirectly. The Table reflects charges and expenses of the Variable Account and charges and expenses of the Portfolios for the year ended December 31, 1998; the Portfolios' charges and expenses for future years may be higher or lower. For more information on the charges summarized in this Table, see "Charges and Deductions," and the Prospectuses for the Funds. In addition, premium taxes may be applicable.


EXAMPLE

    If you surrender or annuitize your contract at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:


PORTFOLIO                                 1 YEAR    3  YEARS   5 YEARS  10 YEARS
---------                                 ------     --------   ------- --------
Alger American Growth                     $ 99        $137       $138     $212
Alger American Small-Cap                  $100        $140       $144     $223
Alger American MidCap Growth              $ 99        $139       $141     $217
Calvert Social Money Market               $ 97        $133       $132     $198
Calvert Social Small Cap                  $104        $154       $166     $268
Calvert Social Mid Cap                    $101        $146       $152     $240
Calvert Social International Equity       $109        $168       $189     $314
Calvert Social Balanced                   $ 99        $140       $143     $221
Dreyfus Stock Index Fund                  $ 93        $121       $111     $154
Neuberger Berman Lim Mat Bond             $ 98        $136       $137     $209
Neuberger Berman Growth                   $100        $141       $145     $226
Oppenheimer High Income Fund/VA           $ 98        $137       $138     $211
Oppenheimer Strategic Bond Fund/VA        $ 99        $138       $139     $213
Oppenheimer Aggressive Growth Fund/VA     $ 98        $135       $134     $203
Oppenheimer Capital Appreciation Fund/VA  $ 98        $136       $136     $208
Oppenheimer Main Street Growth
    & Income Fund/VA                      $ 99        $137       $138     $212
Strong International Stock Fund II        $103        $150       $159     $255
Strong Discovery Fund II                  $103        $151       $161     $258
Van Eck Worldwide Hard Assets             $103        $150       $159     $255


If you do not surrender or annuitize your contract, you would pay the following expenses on a $1,000 Investment, assuming 5% annual return on assets:

PORTFOLIO                                1 YEAR   3 YEARS     5 YEARS  10 YEARS
---------                                ------  --------     ------- --------
Alger American Growth                      $ 19    $ 57        $ 98       $212
Alger American Small-Cap                   $ 20    $ 60        $104       $223
Alger American MidCap Growth               $ 19    $ 59        $101       $217
Calvert Social Money Market                $ 17    $ 53        $ 92       $198
Calvert Social Small Cap                   $ 24    $ 74        $126       $268
Calvert Social Mid Cap                     $ 21    $ 66        $112       $240
Calvert Social International Equity        $ 29    $ 88        $149       $314
Calvert Social Balanced                    $ 19    $ 60        $103       $221
Dreyfus Stock Index Fund                   $ 13    $ 41        $ 71       $154
Neuberger Berman Lim Mat Bond              $ 18    $ 56        $ 97       $209
Neuberger Berman Growth                    $ 20    $ 61        $105       $226
Oppenheimer High Income Fund/VA            $ 18    $ 57        $ 98       $211
Oppenheimer Strategic Bond Fund/VA         $ 19    $ 58        $ 99       $213
Oppenheimer Aggressive Growth Fund/VA      $ 18    $ 55        $ 94       $203
Oppenheimer Capital Appreciation Fund/VA   $ 18    $ 56        $ 96       $208
Oppenheimer Growth & Income Fund/VA        $ 19    $ 57        $ 98       $212
Strong International Stock Fund II         $ 23    $ 70        $119       $255
Strong Discovery Fund II                   $ 23    $ 71        $121       $258
Van Eck Worldwide Hard Assets Fund         $ 23    $ 70        $119       $255


In addition, ANLIC will deduct a charge for premium taxes when they are incurred.

          THESE EXAMPLES SHOULD NOT BE CONSIDERED REPRESENTATIONS OF PAST OR FUTURE EXPENSES AND THE ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN. The examples are based on an anticipated average initial Premium Payment of approximately $25,000 and a pro rata portion of the Annual Policy Fee of $42.





                         CONDENSED FINANCIAL INFORMATION

                      The Accumulation Unit Values and the
                          number of accumulation units
                       outstanding for each Sub-account in
                          1997 and 1998 are as follows:


                                                Accumulation Unit Value as of:          Number of units
                                                                                        outstanding as of:
                                                ----------------------------------- -------------------------

                                                Start Date*    12/31/97   12/31/98      12/31/97    12/31/98
                                                ------------   --------   --------      --------    --------
 Alger American Growth Portfolio                      10.00       13.71      20.31        132,282    215,879

 Alger American MidCap Growth Portfolio               10.00       12.39      16.14         64,878    102,971

 Alger American Small Capitalization Portfolio        10.00       11.48      13.26        132,551    243,767

 Calvert Social Money Market Portfolio                 1.00        1.07       1.12      1,140,175  1,704,121

 Calvert Social Small Cap Growth Portfolio            10.00        9.76       9.16         31,049     39,943

 Calvert Social Mid Cap Growth Portfolio              10.00       12.44      16.15          7,302     59,588

 Calvert Social International Equity Portfolio        10.00       11.02      13.06          7,669     63,614

 Calvert Social Balanced Portfolio                    10.00       13.03      15.15         39,756     71,077

 Dreyfus Stock Index Fund                             10.00       14.91      19.12        366,377    608,764

 Neuberger Berman Advisers Management
   Trust Limited Maturity Bond Portfolio              10.00       11.01      11.49        240,629    447,966

 Neuberger Berman Advisers Management
   Trust Growth Portfolio                             10.00       14.13      16.33        100,057    169,192

 Oppenheimer Aggressive Growth Fund/VA                10.00       12.53      14.08         60,337    142,725

 Oppenheimer Capital Appreciation Fund/VA             10.00       12.10      15.00        120,465    264,865

 Oppenheimer Main Street Growth & Income Fund/VA      10.00       12.84      13.44         38,357    171,939

 Oppenheimer High Income Fund/VA                      10.00       11.12      11.15         46,452    121,519

 Oppenheimer Strategic Bond Fund/VA                   10.00       10.77      11.08          6,641     57,232

 Strong International Stock Fund II                   10.00        8.61       8.47        284,776    347,949

 Strong Discovery Fund II                             10.00       11.99      12.86         10,687     19,136

 Van Eck Worldwide Hard Assets Fund                   10.00       10.34       7.14         53,425    133,906

                                         (Units are shown in thousands)


*Date of commencement of operations of the Alger American Growth Portfolio, the Alger American MidCap Growth Portfolio, the Alger American Small Capitalization Portfolio, the Calvert Social Money Market Portfolio, the Calvert Social Small Cap Growth Portfolio, the Calvert Social Balanced Portfolio, the Dreyfus Stock Index Fund, the Neuberger Berman Advisers Management Trust Limited Maturity Bond Portfolio, the Neuberger Berman Advisers Management Trust Growth Portfolio, the Strong International Stock Fund II, the Strong Discovery Fund II, and the Van Eck Worldwide Hard Assets Fund is 8/26/96. Date of commencement of operations of the Calvert Social Mid Cap Growth Portfolio, the Calvert Social International Equity Portfolio, the Oppenheimer Aggressive Growth Fund, the Oppenheimer Growth Fund, the Oppenheimer Growth & Income Fund, the Oppenheimer High Income Fund, and the Oppenheimer Strategic Bond Fund is 5/1/97.

ACACIA NATIONAL LIFE INSURANCE COMPANY AND THE VARIABLE ACCOUNT

ACACIA NATIONAL LIFE INSURANCE COMPANY


        ANLIC is a stock life insurance company incorporated in the Commonwealth of Virginia on December 9, 1974. ANLIC is principally engaged in offering life insurance policies and annuity contracts. ANLIC is admitted to do business in 46 states and the District of Columbia. ANLIC is a wholly owned subsidiary of Acacia Life Insurance Company ("Acacia Life"), a District of Columbia stock company. The principal offices of both ANLIC and Acacia Life are at 7315 Wisconsin Avenue, Bethesda, Maryland 20814. While ANLIC is a wholly-owned subsidiary of Acacia Life, the assets of Acacia Life do not support the obligations of ANLIC under the Policy. A number of the directors and officers of ANLIC are also either directors or officers or both of Acacia Life. Acacia Life's employees perform certain administrative functions for ANLIC for which Acacia Life is reimbursed. Acacia Life is in turn a second tier subsidiary of Ameritas Acacia Mutual Holding Corporation ("Ameritas/Acacia"), a Nebraska mutual holding corporation.

        On January 1,  1999,  Ameritas  Mutual  Holding  Corporation  ("Ameritas
Mutual"), a Nebraska mutual holding corporation and Acacia Mutual Holding Corporation ("Acacia Mutual"), a District of Columbia mutual holding corporation merged and became Ameritas Acacia Mutual Holding Company ("Ameritas Acacia") a Nebraska mutual holding corporation. Both Ameritas Acacia and Ameritas Holding Company, an intermediate holding company are organized under the Nebraska Mutual Insurance Holding Company Act. Acacia Life Insurance Company, a subsidiary of Ameritas Holding Company is regulated by the District of Columbia Insurance Department. Prior to the Merger, Ameritas Mutual and its subsidiaries had total assets at December 31, 1997 of over $3.4 billion and Acacia Life and its subsidiaries had total assets as of December 31, 1997 of over $2.3 billion.
The combined group has total assets of over $5.7 billion.


      Acacia Life also owns all of the outstanding stock of the Acacia Financial Corporation, a holding company, which owns all of the stock of the Calvert Group, Ltd. ("Calvert"), which in turn owns The Advisors Group, Inc. and Calvert Asset Management Company, Inc., the investment adviser of Calvert Variable Series, Inc., a series of Funds available under the Policies. The Advisors Group, Inc. is the principal underwriter for the Policies described in this Prospectus. The Advisors Group, Inc. sells shares of other mutual funds and other securities, and may also sell variable annuity or variable life policies of other issuers.


THE VARIABLE ACCOUNT

        Acacia National Variable Annuity Separate Account II (the "Variable Account") was established by ANLIC as a separate account on November 30, 1995. The Variable Account will receive and invest the net Premium Payments paid under this Policy.

        Although the assets of the Variable Account are the property of ANLIC, the Code of Virginia under which the Variable Account was established provides that the assets in the Variable Account attributable to the Policies are generally not chargeable with liabilities arising out of any other business which ANLIC may conduct.

        The Variable Account is currently divided into nineteen Sub-accounts. Each Sub-account invests exclusively in shares of a single Portfolio of a registered, open end investment management company (a "Fund" or the "Funds" collectively). Income and both realized and unrealized gains or losses from the assets of each Sub-account of the Variable Account are credited to or charged against that Sub-account without regard to income, gains or losses from any other Sub-account of the Variable Account or arising out of any other business ANLIC may conduct. Each Sub-account reinvests all dividends and income and capital gain distributions declared by the Portfolio.

        The Variable Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"). Registration with the SEC does not involve supervision of the management or investment practices or policies of the Variable Account or ANLIC by the SEC.

THE PORTFOLIOS

        THE INVESTMENT OBJECTIVES OF EACH OF THE PORTFOLIOS ARE SUMMARIZED BELOW. THERE IS NO ASSURANCE THAT ANY PORTFOLIO WILL ACHIEVE ITS STATED OBJECTIVE. MORE DETAILED INFORMATION ABOUT THE PORTFOLIOS, INCLUDING A
DESCRIPTION OF THE RISKS, MAY BE FOUND IN THE PROSPECTUS FOR EACH OF THE PORTFOLIOS WHICH MUST ACCOMPANY OR PRECEDE THIS PROSPECTUS. IN ADDITION, THE VARIABLE ACCOUNT PURCHASES SHARES OF EACH PORTFOLIO SUBJECT TO THE TERMS OF THE PARTICIPATION AGREEMENTS BETWEEN ANLIC AND THE FUNDS. COPIES OF THOSE AGREEMENTS HAVE BEEN FILED AS EXHIBITS TO THE REGISTRATION STATEMENT FOR THE VARIABLE ACCOUNT. EACH OF THE FUNDS HAS OR MAY HAVE ADDITIONAL PORTFOLIOS THAT ARE NOT AVAILABLE TO THE VARIABLE ACCOUNT.

THE ALGER AMERICAN FUND

        The Variable Account has three Sub-accounts that invest exclusively in shares of the Alger American Fund. The LargeCap Growth Sub-account, the MidCap Growth Sub-account and the SmallCap Growth Sub-account invest in the Alger American Growth Portfolio, the Alger American MidCap Growth Portfolio, and the Alger American Small Capitalization Portfolio, respectively, of the Alger American Fund.

        The Alger American Growth Portfolio seeks to provide long-term capital appreciation by investing in equity securities, such as common or preferred stocks, or securities convertible into or exchangeable for equity securities, including warrants and rights, primarily of companies with total market capitalization of $1 billion or greater. The Portfolio may invest up to 35% of its total assets in equity securities of companies that, at the time of purchase, have total market capitalization of less than $1 billion and in excess of that amount (up to 100% of its assets) during temporary defensive periods. The Portfolio will invest primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market. These companies may still be in the developmental stage, may be older companies that appear to be entering a new stage of growth progress owing to factors such as management changes or development of new technology, products, or markets or may be companies providing products or services with a high unit volume growth rate. In order to afford the Portfolio the flexibility to take advantage of new opportunities for investments in accordance with its investment objective, it may hold up to 15% of its net assets in money market instruments and repurchase agreements, and in excess of that amount (up to 100% of its assets) during temporary defensive periods. This amount may be higher than that maintained by other funds with similar investment objectives.

        The Alger American MidCap Growth Portfolio seeks to provide long-term capital appreciation by investing in equity securities, such as common or preferred stocks, or securities convertible into or exchangeable for equity securities, including warrants and rights. Except during temporary defensive periods, the Portfolio invests at least 65% of its total assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the S&P MidCap 400 Index, updated quarterly. The S&P MidCap 400 Index is designed to track the performance of medium capitalization companies. The Portfolio may invest up to 35% of its total assets in equity securities of companies that, at the time of purchase, have total market capitalization outside the range of companies included in the S&P MidCap 400 Index and in excess of that amount (up to 100% of its assets) during temporary defensive periods. This amount may be higher than that maintained by other funds with similar investment objectives.

        The Alger American Small Capitalization Portfolio seeks to provide long-term capital appreciation by investing in equity securities, such as common or preferred stocks, or securities convertible into or exchangeable for equity securities, including warrants and rights. The Portfolio will invest in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market. These companies may still be in the developmental stage, may be older companies that appear to be entering a new stage of growth progress owing to factors such as management changes or development of new technology, products, or markets or may be companies providing products or services with a high unit volume growth rate. Except during temporary defensive periods, the Portfolio invests at least 65% of its total assets in equity securities of companies that, at the time of purchase, have "total market capitalization" - present market value per share multiplied by the total number of shares outstanding - within the range of companies included in the Russell 2000 Growth Index, updated quarterly. The Russell 2000 Growth Index is designed to track the performance of small capitalization companies. The Portfolio may invest up to 35% of its total assets in equity securities of companies that, at the time of purchase, have total market capitalization outside the range of companies included in the Russell 2000 Growth Index and in excess of that amount (up to 100% of its assets) during temporary defensive periods. This amount may be higher than that maintained by other funds with similar investment objectives.

       Alger Management, Inc. serves as investment manager to the Alger American Fund.

CALVERT VARIABLE  SERIES, INC.

        The Variable Account has five Sub-accounts that invest exclusively in shares of Calvert Variable Series, Inc.. The Social Money Market, Social Strategic Growth, Social Managed Growth, Social Global and Social Balanced Sub-accounts of the Variable Account invest in shares of the Calvert Social Money Market Portfolio, the Calvert Social Small Cap Growth Portfolio, the Calvert Social Mid Cap Growth Portfolio, the Calvert Social International Equity Portfolio, and the Calvert Social Balanced Portfolio, respectively, of Calvert Variable Series, Inc.. Calvert Variable Series, Inc. is one of eight registered investment companies in the Calvert Group, Ltd. Funds ("Calvert"). Calvert is a second tier wholly-owned subsidiary of Acacia Life. Calvert is the sponsor of the Fund.

        These Portfolios seek to achieve competitive returns while encouraging responsible corporate conduct. The Portfolios look for enterprises that make a significant contribution to society through their products and the way they do business. Each proposed portfolio investment that is deemed financially viable is then screened according to the stated social criteria of the particular Portfolio. Investments must, in the judgment of the investment adviser, be consistent with these criteria. It should be noted that the Portfolios' social criteria tend to limit the availability of investment opportunities more than is customary with other investment portfolios. (See the individual Portfolio Prospectuses for a complete description of each social screen).

        The Calvert Social Money Market Portfolio ("CS Money Market") seeks to provide the highest level of current income, consistent with liquidity, safety and security of capital, by investing in money market instruments, including repurchase agreements with recognized securities dealers and banks secured by such instruments, selected in accordance with the Portfolios' investment and social criteria. CS Money Market attempts to maintain a constant net asset value of $1.00 per share. There can be no assurance that the Portfolio will maintain a constant net asset value of $1.00 per share. An investment in the Portfolio is neither insured nor guaranteed by the United States government.

        Calvert Social Small Cap Growth ("CS Small Cap") seeks, with a concern for social impact to achieve long-term capital appreciation by investing primarily in the equity securities of small companies publicly traded in the United States. In seeking capital appreciation, the Portfolio invests primarily in equity securities of small capitalized growth companies that have historically exhibited exceptional growth characteristics and that in the advisor's opinion, have strong earnings potential relative to the U.S. market as a whole.

        CS Small Cap may invest up to 35% of its assets in debt securities, excluding money market instruments. These debt securities may consist of investment-grade obligations and junk bonds. (See "The Portfolios - Risks Attendant to Investments in Junk Bonds.")

        Calvert Social Mid Cap Growth ("CS Mid Cap") seeks to provide long-term capital appreciation by investing primarily in a nondiversified portfolio of the equity securities of small- to mid-sized companies that are undervalued but demonstrate a potential for growth.

        CS Mid Cap may also invest in debt securities and may invest up to 5% of its assets in non-investment grade securities (See "The Portfolios - Risks Attendant to Investments in Junk Bonds.") and up to 25% of its assets in foreign securities. (See "The Portfolios - Risks Attendant to Investments in Foreign Securities.").

        Calvert Social International Equity Portfolio ("CS International") seeks to provide a high return consistent with reasonable risk by investing primarily in a globally diversified portfolio of equity securities. The Portfolio seeks total return through a globally diversified investment portfolio.

        Under normal circumstances, CS International will invest at least 65% of its assets in the securities of issuers in no less than three countries, other than the United States (See "The Portfolios - Risks Attendant to Investments in Foreign Securities.") As an operating policy, the portfolio will limit its investment in securities of U.S. issuers to 5% of its net assets. CS International may also purchase unrated debt securities and may invest up to 5% of its assets in non-investment grade bonds. (See "The Portfolios Risks Attendant to Investments in Junk Bonds.")

        Calvert Social Balanced Portfolio ("CS Balanced") seeks to achieve a total return above the rate of inflation through an actively managed portfolio of stocks, bonds and money market instruments (including repurchase agreements secured by such instruments) selected with a concern for the investment and social impact of each investment.

        CS Balanced may invest up to 20% of its assets in non-investment grade debt obligations ("junk bonds"). (See "The Portfolios - Risks Attendant to Investments in Junk Bonds.")

        Calvert Asset Management Company, Inc. ("CAM") is the investment adviser to all the Portfolios of Calvert Variable Series, Inc.. CAM is a wholly owned subsidiary of Calvert which is in turn a second tier wholly owned subsidiary of Acacia Life. Pursuant to its investment advisory agreement, CAM manages the investment and reinvestment of the assets of each Portfolio and is responsible for the overall business affairs of each Portfolio. Calvert Administrative Services, an affiliate of CAM, provides administrative services to each Portfolio and is paid a fee by CAM of a percentage of net assets per year.

        On behalf of CS International, CAM has entered into a subadvisory agreement with Murray Johnstone International, Ltd. ("Murray Johnstone") of Glascow, Scotland, which has its principal U.S. office in Chicago, Illinois, and is a wholly-owned subsidiary of United Asset Management Company. Murray Johnstone manages the investment and reinvestment of assets of CS International, although CAM may manage part of CS International's cash reserves required for liquidity purposes.

        On behalf of CS Balanced, CAM has entered into a subadvisory agreement with United States Trust Company of Boston, a Massachusetts chartered commercial bank with full trust powers. On behalf of CS Small Cap, CAM has entered into a subadvisory agreement with Awad & Associates of New York. The subadvisers manage the investment and reinvestment of the assets of the Portfolio, although CAM may screen potential investments for compatibility with the Portfolio's social criteria. CAM continuously monitors and evaluates the performance of the subadvisers.


DREYFUS STOCK INDEX FUND

        The  S&P  500  Index   Sub-account  of  the  Variable   Account  invests
exclusively in shares of the Dreyfus Stock Index Fund.

        Dreyfus Stock Index Fund has as an investment objective to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 composite Price Index, which is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. Standard & Poor's Corporation chooses the stocks to be included in the Index solely on a statistical basis. The Portfolio attempts to be fully invested at all times in the stocks that comprise the Index and stock index futures as described below and, in any event, at least 80% of the Portfolio's net assets will be so invested. Inclusion of a stock in the Index in no way implies an opinion by Standard & Poor's Corporation as to its attractiveness as an investment. The Portfolio uses the Index as the standard performance comparison because it represents approximately 70% of the total market value of all common stocks and is well known to investors. An investment in the Portfolio involves risks similar to those of investing in common stocks.

        The investment manager of Dreyfus Stock Index Fund is Dreyfus Corporation ("Dreyfus"), a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation, a publicly owned multibank holding company.


NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

        The Variable Account has two Sub-Accounts that invest exclusively in shares of Portfolios of the Neuberger Berman Advisers Management Trust ("AMT"). The Income and Growth Sub-accounts of the Variable Account invest in shares of the Limited Maturity Bond Portfolio and Growth Portfolio, respectively, of AMT.

        The Neuberger Berman Limited Maturity Bond Portfolio. The investment objective of the Limited Maturity Bond Portfolio is to provide the highest current income consistent with low risk to principal and liquidity; and secondarily, total return. Neuberger Berman Limited Maturity Bond invests in a diversified portfolio of fixed and variable rate debt securities and seeks to increase income and preserve or enhance total return by actively managing average portfolio maturity in light of market conditions and trends.

        The Neuberger Berman Limited Maturity Bond Portfolio invests in a diversified portfolio of short-to-intermediate-term U.S. Government and Agency securities and debt securities issued by financial institutions, corporations, and others, of at least investment grade. These securities include mortgage-backed and asset-backed securities, repurchase agreements with respect to U.S. Government and Agency securities, and foreign investments. The Neuberger Berman Limited Maturity Bond Portfolio may invest up to 5% of its net assets in municipal securities when the portfolio manager believes such securities may outperform other available issues. The Portfolio may purchase and sell covered call and put options, interest-rate futures contracts, and options on those futures contracts, and may engage in lending portfolio securities. The Portfolio's dollar-weighted average portfolio maturity may range up to five years.

        The Neuberger Berman Growth Portfolio seeks capital appreciation, without regard to income. The Neuberger Berman Growth Portfolio invests in securities believed to have the maximum potential for long-term capital appreciation. It does not seek to invest in securities that pay dividends or interest, and any such income is incidental. The Portfolio expects to be almost fully invested in common stocks, often of companies that may be temporarily out of favor in the market. The Portfolios' aggressive growth investment program involves greater risks and share price volatility than programs that invest in more conservative securities. Moreover, the Portfolio does not follow a policy of active trading for short-term profits. Accordingly, the Portfolio may be more appropriate for investors with a longer-range perspective. While the Portfolio uses the AMT value-oriented investment approach, when the portfolio manager believes that particular securities have greater potential for long-term capital appreciation, the Portfolio may purchase such securities at prices with higher multiples to measures of economic value (such as earnings). In addition, the Portfolio focuses on companies with strong balance sheets and reasonable valuations relative to their growth rates. It also diversifies its investments into many companies and industries.

The investment adviser for the Limited Maturity Bond and Growth Portfolios of AMT is Neuberger Berman Management Incorporated ("NB Management"). NB Management retains Neuberger Berman, L.P., without cost to AMT, as subadviser to furnish it with investment recommendations and research information. NB Management provides investment management services to each Portfolio that include, among other things, making and implementing investment decisions and providing facilities and personnel necessary to operate the Portfolio. NB Management provides administrative services to each Portfolio that include furnishing similar facilities and personnel for the Portfolio. With the Portfolio's consent, NB Management is authorized to subcontract some of its responsibilities under its administration agreement with the Portfolio to third parties.


OPPENHEIMER VARIABLE ACCOUNT FUNDS


     The Variable Account has five Sub-accounts that invest exclusively in shares of Portfolios of the Oppenheimer Variable Account Funds (the "Oppenheimer Funds"). The Aggressive Growth, Capital Appreciation, Growth & Income, High Income, and Strategic Bond Income Sub-Accounts of the Variable Account invest in shares of the Aggressive Growth Fund/VA, Capital Appreciation Fund/VA, Main Street Growth & Income Fund/VA, High Income Fund/VA and Strategic Bond Fund/VA respectively, of the Oppenheimer Funds. The Oppenheimer Funds are managed by Oppenheimer Funds, Inc. ("the Manager"), which is responsible for selecting the Oppenheimer Funds' investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under investment advisory agreements for each Oppenheimer Fund which state the Manager's responsibilities.

     Oppenheimer Aggressive Growth Fund/VA ("Aggressive Growth Fund") seeks to achieve capital appreciation by investing in "growth-type" companies. Such companies are believed to have relatively favorable long-term prospects for increasing demand for their goods or services, or to be developing new products, services or markets, and normally retain a relatively larger portion of their earnings for research, development and investment in capital assets.

     Oppenheimer Capital Appreciation Fund/VA ("Capital Appreciation Fund") seeks to achieve capital appreciation by investing insecurities of well-known established companies. Such securities generally have a history of earnings and dividends and are issued by seasoned companies.

     Oppenheimer Main Street Growth & Income Fund/VA ("Growth & Income Fund") seeks a high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. Its equity investments will include common stocks, preferred stocks, convertible securities and warrants. Its debt securities will include bonds, participation interests, asset-backed securities, private-label mortgage-backed securities and collateralized mortgage obligations, zero coupon securities and U.S. obligations. From time to time Growth & Income Fund may focus on small to medium capitalization issuers, the securities of which may be subject to greater price volatility than those of larger capitalized issuers.


        The composition of Growth & Income Fund's Portfolio among equity and fixed-income investments will vary from time to time based upon the Manager's evaluation of economic and market trends and perceived relative total anticipated return from such types of investments. Accordingly, there is neither a minimum nor a maximum percentage of Growth & Income Fund's Assets that may, at any given time, be invested in either type of investment.


     Oppenheimer High Income Fund/VA ("High Income Fund") seeks a high level of current income from investment in high yield fixed-income securities (including long-term debt and preferred stock issues, including convertible securities). High Income Fund's investment policy is to assume certain risks in seeking high yield including securities in the lower rating categories, commonly known as "junk bonds", which are subject to a greater risk of loss of principal and nonpayment of interest than higher rated securities. These securities may be considered to be speculative. (See "The Portfolios - Risks Attendant to Investments in Junk Bonds.")

        Oppenheimer Strategic Bond Fund ("Strategic Bond Fund') seeks a high level of current income by investing primarily in a diversified portfolio of high yield fixed-income securities. Such income is principally derived from interest on debt securities and the Fund seeks to enhance such income by writing covered call options on debt securities. The Fund intends to invest principally in (I) foreign government and corporate debt securities (ii) U.S. Government securities, and (iii) lower-rated high yield domestic debt securities, commonly known as "junk bonds", which are subject to a greater risk of loss of principal and nonpayment of interest than higher-rated securities. These securities may be considered to be speculative. (See "The Portfolios - Risks Attendant to Investments in Junk Bonds.") Under normal circumstances, the Fund's assets will be invested in each of these three sectors. However, Strategic Bond Fund may from time to time invest up to 100% of its total assets in any one sector if, in the judgment of the Manager, the Fund has the opportunity of seeking a high level of current income without undue risk to principal.

STRONG VARIABLE INSURANCE FUNDS, INC.


        The Variable Account has two Sub-account that invests exclusively in shares of Portfolios of the Strong Variable Insurance Funds, Inc. The International Growth Sub-account of the Variable Account invests in shares of the Strong International Stock Fund II, and the Aggressive Growth Sub-account of the Variable Account invests exclusively in shares of the Strong Discovery Fund II of Strong Variable Insurance Funds, Inc. ("Strong Funds").

        Strong International Stock Fund II seeks capital growth. The Portfolio invests primarily in the equity securities of issuers located outside the United States. The Portfolio will invest at least 65% of its total assets in foreign equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds, that are issued by companies whose principal headquarters are located outside the United States.

        Under normal conditions, the Portfolio expects to invest at least 90% of its total assets in foreign equity securities. The Portfolio may, however, invest up to 35% of its total assets in equity securities of U.S. issuers or debt obligations, including intermediate to long-term debt obligations of U.S. issuers or foreign-government entities. When the investment advisor determines that market conditions warrant a temporary defensive position, the Portfolio may invest without limitation in cash (U.S. dollars, foreign currencies, or multi currency units) and short-term fixed income securities. Although the debt obligations in which it invests will be primarily investment-grade, the Portfolio may invest up to 5% of its total assets in non-investment-grade debt obligations. Investments in such securities involve special risks and Policy
Owners should consider the risks associated with foreign securities and junk bonds before investing in the Sub-account. These risks are described in the Prospectus of the Portfolio.

        The Portfolio will normally invest in securities of issuers located in at least three different countries. The investment advisor expects that the majority of the Portfolio's investments will be in issuers in the following markets: Argentina, Australia, Brazil, Chile, Cambodia, the Czech Republic, France, Germany, Hong Kong, Hungary, India, Indonesia, Italy, Japan, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Peru, the Philippines, Poland, Russia, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, the United Kingdom, and Vietnam. The Portfolio will also invest in other European, Pacific Rim, and Latin American markets.

        Strong Discovery Fund II seeks capital growth. The Portfolio invests in securities that the investment advisor believes represent growth opportunities. The Portfolio normally emphasizes equity securities, although it has the flexibility to invest in any type of security that the Advisor believes has the potential for capital appreciation. The Portfolio may invest up to 100% of its total assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds. The Portfolio may also invest up to 100% of its total assets in debt obligations, including intermediate to long-term corporate or U.S. government debt securities. When the Advisor determines that market conditions warrant a temporary defensive position, the Portfolio may invest, without limitation, in cash and short-term fixed income securities. Although the debt obligations in which it invests will be primarily investment-grade, the Portfolio may invest up to 5% of its total assets in non-investment-grade debt obligations. Investments in which securities involve special risks in addition to the risks associated with investments in higher rated debt securities and Owners should consider the risks associated with junk bonds before investing in the Sub-account. These risks are described in the Prospectus of the Portfolio.

        The Portfolio may invest up to 15% of its total assets directly in the securities of foreign issuers. It may also invest without limitation in foreign securities in domestic markets through depositary receipts. However, as a matter of policy, the Advisor intends to limit total foreign exposure, including both direct investments and depositary receipts, to no more than 25% of the Fund's total assets. Owners should consider the risks associated with foreign securities before investing in the Sub-account. These risks are described in the Prospectus of the Portfolio.

        The investment advisor seeks to uncover emerging investment trends and attractive growth opportunities. In its search for potential investments, the investment advisor attempts to identify companies that are poised for accelerated earnings growth due to innovative products or services, new management, or favorable economic or market cycles. These companies may be small, unseasoned firms in the early stages of development, or they may be mature organizations. Whatever their size, history, or industry, the Advisor believes their potential earnings growth is not yet reflected in their market value and that, over time, the market prices of these securities will move higher.

        Strong Capital Management, Inc. is the investment advisor for the Strong Variable Insurance Funds, Inc. and, pursuant to its investment advisory agreements, manages the investment and reinvestment of the assets of both Portfolios, and is responsible for their overall business affairs.



VAN ECK WORLDWIDE HARD ASSETS FUND

        The Hard Assets/Metals Sub-account of the Variable Account invests exclusively in shares of the Van Eck Worldwide Hard Assets Fund.

        Van Eck Worldwide Hard Assets Fund. This Portfolio seeks long-term capital appreciation by investing globally, primarily in "hard assets" securities. Income is a secondary consideration. The fund must invest at least 25% of its assets in companies that are directly or indirectly (whether through supplier relationships, servicing agreements or otherwise) engaged to a significant extent in the exploration, development, production or distribution of one or more of the following sectors: (I) precious metals, (ii) ferrous and non-ferrous metals, (iii) oil and gas, (iv) forest products, (v) real estate, and (vi) other basic non-agricultural commodities (together referred to as "Hard Assets"). This policy is a fundamental policy, which can not be changed without the vote of shareholders. As an additional but non-fundamental policy, the Portfolio would be able to invest up to 50% of its assets in any one of the above sectors.

        The production and marketing of Hard Assets may be affected by actions and changes in government. In addition, Hard Assets and securities of Hard Assets companies may be cyclical in nature. During periods of economic or financial instability, the securities of some Hard Assets companies may be subject to broad price fluctuations, reflecting volatility of energy and basic materials prices and possible instability of supply of various Hard Assets. In addition, some Hard Assets companies may also be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of hazards associated with natural resources, such as fire, drought, increased regulatory and environmental costs, and others.
Securities of Hard Assets companies may also experience greater price fluctuations than the relevant Hard Assets. In periods of rising Hard Assets prices, such securities may rise at a faster rate, and conversely, in times of falling Hard Assets prices, such securities may suffer a greater price decline. (See "The Portfolios - Risks Attendant to Investments in Foreign Securities.")

        The investment adviser for the Van Eck Worldwide Hard Assets Fund is Van Eck Associates Corporation.


RISKS ATTENDANT TO INVESTMENTS IN JUNK BONDS

        Investments in non-investment grade debt securities, commonly referred to as "junk bonds", involve special risks in addition to the risks associated with investments in higher rated debt securities. In general, non-investment grade securities are regarded as predominately speculative with respect to the capacity of the issuer to pay interest and repay principal.


        Calvert Social Balanced, Calvert Social Small Cap, Oppenheimer High Income Fund, Oppenheimer Strategic Bond Fund, Strong International Stock Fund II, and Strong Discovery Fund II each may invest in junk bonds. These Portfolios each describe the risks attendant to these investments in its prospectus. You should review these prospectuses carefully and consider the risks associated with junk bonds before investing in Sub-accounts corresponding to these Portfolios.



RISKS ATTENDANT TO INVESTMENTS IN FOREIGN SECURITIES

     Investments in foreign securities involve substantial and different risks. You should consider these risks carefully. Calvert Social International, Oppenheimer Strategic Bond Fund, Strong International Stock Fund II, and Van Eck Worldwide Hard Assets Fund may each invest in foreign securities. For example there is generally less publicly available information about foreign companies than is available about companies in the U.S. Foreign Companies are generally not subject to uniform audit and financial reporting standards, practices and requirements comparable to those in the U.S. These Portfolios each describe the risks attendant to these investments in its prospectus. You should review these prospectuses carefully and consider the risks associated with foreign securities before investing in Sub-accounts corresponding to these Portfolios.



INVESTMENT ADVISORY FEES

        ALGER. Alger Management, Inc. ("Alger Management") serves as investment adviser to the Alger American Fund. It receives a management fee of .75% of the annual value of the Alger American Growth Portfolio's average daily net assets. Alger American MidCap Growth Portfolio pays Alger Management a fee of .80% of the annual value of the Portfolio's average daily net assets. Alger American Small Capitalization Portfolio pays Alger Management a fee at an annual rate of
 .85% of the value of the Portfolio's average daily net assets.



     CALVERT. For its services, CAM is entitled to receive a fee based on a percentage of the average daily net assets of each of the Portfolios. CAM is currently entitled to receive a maximum fee of .30% of net assets from Calvert Social Money Market Portfolio, .65% Calvert Social Mid Cap, .75% the Calvert Social International Equity .43% of net assets of Calvert Social Balanced and
 .75% of net assets of Calvert Social Small Cap Portfolio.


        DREYFUS. Pursuant to the terms of an investment management agreement, the Dreyfus Stock Index Fund pays Dreyfus a monthly fee at the annual rate of
 .25 of 1.00% of the value of the Portfolio's average daily net assets.


        Neuberger Berman. For combined administrative and investment management services, N B Management is paid fees as a percentage of the average daily net assets based upon the following schedules:

  Limited Maturity Bond Portfolio:   Growth Portfolio:

Average Daily Net Assets     Fee     Average Daily Net Assets        Fee
------------------------     ---     ------------------------        ---
First $500 million            .65%   First $250 million              .85%

Next $500 million            .615%   Next $250 million              .825%

Next $500 million             .60%   Next $500 million               .75%

Next $500 million            .575%   Thereafter                     .725%

Thereafter                    .55%

        OPPENHEIMER.   Oppenheimer   Funds,   Inc.  serves  as  manager  to  the
Oppenheimer Funds. The management fees computed on an annualized basis as a percentage of net assets as of the close of business each day are as follows:


     (i)  for Aggressive Growth Fund, Capital Appreciation Fund, Growth & Income
          Fund: 0.75% of the first $200 million of net assets, 0.72% of the next 200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, and 0.60 of net assets over $800 million;


      (ii) for High Income Fund and Strategic Bond Fund: 0.75% of the first $200 million of net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million, and 0.50% of net assets over 1 billion.

        STRONG. For its services, Strong Capital Management, Inc. is entitled to receive a fee based on a percentage of the average daily net assets of each of the Portfolios that it manages. For its services to Strong International Stock Fund II, it is entitled to receive an annual fee of 1.00% of the average daily net asset value of the Portfolio. For its services to Strong Discovery Fund II, it is entitled to receive an annual fee of 1.00% of the average daily net asset value of the Portfolio.

        VAN ECK. The investment adviser for Van Eck Worldwide Hard Assets Fund is Van Eck Associates Corporation ("Van Eck Associates"). As compensation for its services, Van Eck Associates receives a monthly fee at an annual rate of 1.00% of the first $500 million of the average daily net assets of the Portfolio, .90% of the next $250 million of the daily net assets of the Portfolio, and .70% of the average daily net assets of the Portfolio in excess of $750 million.


RESOLVING MATERIAL CONFLICTS

        In addition to variable annuity and variable life insurance policies issued by ANLIC, the Funds are also available to registered separate accounts of insurance companies other than ANLIC. As a result, there is a possibility that a material conflict may arise between your interests and the owners of life insurance policies and variable annuities issued by other companies whose values are allocated to one or more other separate accounts investing in any one of the Portfolios.

        In addition, one or more of the Portfolios may sell shares to certain retirement plans qualifying under Section 401 of the Internal Revenue Code of 1986, as amended (the "Code") (including cash or deferred arrangements under Section 401 (k) of the Code) or other sections of the Code. As a result, there is a possibility that a material conflict may arise between your interests generally and such retirement plans or participants in such retirement plans.

        In the event of a material conflict, ANLIC will take any necessary steps, including removing the Variable Account from that Portfolio, to resolve the matter. The Board of Directors or Trustees of the Portfolios intend to monitor events in order to identify any material conflicts that may possibly arise and to determine what action, if any, should be taken in response to those events or conflicts. (See, the individual Fund prospectuses for more information.)

                                THE FIXED ACCOUNT


        You may allocate all or a part of your Premium Payments to the Fixed Account in states where it is available. The Fixed Account is part of the General Account of ANLIC. The General Account consists of all of ANLIC's assets other than those in any separate account. We guarantee that we will credit the Fixed Account with interest at a rate of not less than 4% per year ("Guaranteed Interest Rate"). We may credit interest at a rate in excess of the Guaranteed Interest Rate in our sole discretion. You assume the risk that interest credited to the Fixed Account allocations may not exceed the Guaranteed Interest Rate. Transfers out of the Fixed Account are subject to certain limitations. (See, "The Policy - Transfers").



                                   THE POLICY


        The Policy is a flexible premium deferred variable annuity. The rights and benefits of the Policy are described below and in the Policy. The obligations under the Policy are obligations of ANLIC. However, we reserve the right to make any modification to conform the Policy to, or to give you or other Owners the benefit of, any Federal or state statute or rule or regulation.


        The Policy may be purchased on a non-qualified tax basis ("Nonqualified Policy"). The Policy may also be purchased and used in connection with plans qualifying for favorable Federal income tax treatment ("Qualified Policy").


ISSUANCE OF A POLICY


        Individuals wishing to purchase a Policy must complete an application and send it to our Service Office. Acceptance is subject to our rules, and we reserve the right to reject any application or Premium Payment. If your application can be accepted in the form received, your initial Premium Payment will be applied within two business days after its receipt at our Service Office. If your initial Premium Payment cannot be applied after receipt because of deficiencies in the application or other issuing requirements, you will be contacted within five business days and given an explanation for the delay. The initial Premium Payment will be returned to you at that time unless you consent to our retention of it and our crediting of it as soon as the necessary requirements are fulfilled. If the Annuitant is between the ages of 75 and 85 when you purchase a Policy, you can only make a single Premium Payment. You cannot purchase a Policy if either you or the Annuitant is 85 years old or older.



TELEPHONE REQUESTS

        At the time an application for a Policy is completed, or at any subsequent time, you may request a telephone transfer authorization form. If the form is properly completed and on file with us, transfers may be made pursuant to telephone instructions, subject to the above terms and the terms of the authorization form. Otherwise, transfer requests must be in writing in a form acceptable to us. Transfer requests made by telephone are processed upon the date of receipt, if received prior to 4:00 p.m. Eastern time. We may, at any time, revoke or modify the transfer privilege.


FREE LOOK PERIOD

        If for any reason you are not satisfied with the Policy, you may return it to us within 10 days after you receive it. If you cancel the Policy within this 10-day Free Look Period, we will refund the Policy Account Value at the end of the Valuation Period during which the Policy was received by us (or, where required by state law, the greater of the Policy Account Value or the Premium Payments that were paid), and the Policy will be void from the Policy Date. (See "The Policy - Allocation of Premium Payments.") To cancel the Policy, you must mail or deliver it to either our Service Office or the registered agent who sold it to you within 10 days after you receive it. The Free Look Period may be longer or otherwise vary where required by state law.

        Certain states require us to refund the greater of Premium Payments made or the Policy Account Value at the end of the Free Look Period. Under Policies issued in these states, we reserve the right to allocate the initial Premium Payment and any additional Premium Payments received during the Free Look Period in their entirety to the Money Market Sub-account until the end of the Free Look Period. For administrative reasons, the Free Look Period is assumed to be fifteen days for this purpose.


PREMIUM PAYMENTS


        The total Premium Payments during the first Policy year must be at least $300. Premium Payments may be made in amounts of $30 or more.

        If, after the first five Policy anniversaries, you have made no Premium Payments during a 24-month period and your then-current Policy Account Value totals less than $2,000, we have the right to pay you the total value of your account in a lump sum and cancel the Policy.



ALLOCATION OF PREMIUM PAYMENTS

        You determine in the application how the initial net Premium Payment will be allocated among the Sub-accounts and the Fixed Account. You may allocate any whole percentage of net Premium Payments, from 5% to 100%. Additional net Premium Payments will be allocated to the Sub-accounts and the Fixed Account according to the allocation percentage specified in your application, unless subsequently changed.

        Notwithstanding the foregoing, all Premium Payments made on Policies in certain states may be allocated to the Money Market Sub-account during the Free Look Period. (See "The Policy - Free Look Period.")

        The Policy Account Value will vary with the investment performance of the Sub-accounts you select, and you bear the entire risk for amounts allocated to the Variable Account. You should periodically review your allocations of Policy Account Value in light of all relevant factors, including market conditions and your overall financial planning requirements.


POLICY ACCOUNT VALUE


        The Policy Account Value prior to the Maturity Date is equal to the Variable Account Value plus the amount in the Fixed Account.

        Variable Account Value. On each Valuation Date, the Variable Account Value is determined by multiplying the number of Accumulation Units of each Sub-account by the current Accumulation Unit Value for the Sub-account, and adding together all these amounts. When a Net Premium Payment or transfer is allocated to a Sub-account, a certain number of Accumulation Units are credited to your Policy. The number of Accumulation Units is determined by dividing the dollar amount allocated to the Portfolio by the Accumulation Unit Value for that Portfolio as of the end of the Valuation Period in which the allocation is made.


        Each Sub-account's Accumulation Unit Value for any Valuation Period is determined by multiplying its Accumulation Unit Value for the immediately preceding Valuation Period by the "net investment factor" for the Valuation Period for which the value is being determined. The net investment factor is an index that measures the investment performance of a Sub-account from one Valuation Period to the next. For a complete description on how the net investment factor is calculated, see "Net Investment Factor" in the Statement of Additional Information.

        Fixed Account Value. At the end of any Valuation Period, the Fixed Account Value is equal to: (1) the sum of your net Premium Payments allocated to the Fixed Account; plus (2) any amounts that you transferred from the Variable Account to the Fixed Account; plus (3) the total interest credited to your Policy Account Value in the Fixed Account; less (4) any amounts that you transferred from the Fixed Account to the Variable Account; less (5) the portion of any withdrawals and Surrender Charges allocated to your Policy Account Value in the Fixed Account; less (6) the portion of the Annual Policy Fee which is allocated to your Policy Account Value in the Fixed Account.


SURRENDER AND PARTIAL WITHDRAWALS

        Surrender. You may, prior to the earlier of the Maturity Date or the date of your death, withdraw all or a portion of your then-current Surrender Value, upon written request to our Service Office. There is a $100 minimum on all withdrawals. If there are Joint Owners, both of you must agree to the withdrawal. We may defer payment of your Surrender Value allocated to the Fixed Account for a period not longer than six months after you request its withdrawal. Payment of amounts from the Variable Account will normally be made within seven days, but may be delayed in certain circumstances. (See "Delay or Suspension of Payments" in the Statement of Additional Information.)


        You may, prior to the earlier of the Maturity Date or your death, withdraw 100% of earnings (since the last Policy Anniversary) in all Sub-accounts and the Fixed Account free of Surrender Charges. Additionally, up to 10% of the Policy Account Value (as of the last Policy Anniversary); plus 10% of:


        (1) Deposits since the last Policy  Anniversary;  minus
        (2) Withdrawals since the last Policy Anniversary

 may also be withdrawn free of Surrender Charges.


        Upon a partial withdrawal, surrender, or annuitization we will apply the Surrender Charge percentage shown on the Policy specification page to those Premium Payments received within five years of the partial withdrawal, surrender, or annuitization date. After the free amounts are determined, the calculation will be on a first-in, first-out basis.


        Full surrenders and partial withdrawals may be subject to the 10% Federal tax penalty on early withdrawals and to income tax. (See "Federal Tax Matters.")

        Surrender Value. The Surrender Value is equal to the Policy Account Value less any applicable Surrender Charges, the Annual Policy Fee, and any premium or other taxes. (See "Charges and Deductions.")

        Partial Withdrawal. You may request to make a Partial Withdrawal, and may direct us to allocate the withdrawal amount among the Fixed Account and the Sub-accounts in a particular manner. If no allocation is specified, the partial withdrawal will be pro-rated among the Fixed Account and the Sub-accounts based upon your current Policy Account Value allocated to each account.

        Restrictions Under the Texas Optional Retirement Program and Section 403(b) Plans. The Texas Educational Code permits participants in the Texas Optional Retirement Program ("ORP") to withdraw or surrender their interest in a variable annuity contract issued under the ORP only upon (1) termination of employment in the Texas public institutions of higher education, (2) retirement, or (3) death. Accordingly, a participant in the ORP (or the participant's estate if the participant has died) will be required to obtain a certificate of termination from the employer or a certificate of death before the account can be redeemed.

        Similar restrictions apply to variable annuity contracts used as funding vehicles for retirement plans qualifying under Section 403(b) of the Internal Revenue Code of 1986, as amended (the "Code"). Section 403(b) provides for tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. In accordance with the requirements of Section 403(b), any Policy used for a Section 403(b) plan will prohibit distributions of
(i) elective  contributions made in years beginning after December 31, 1988, and
(ii) earnings on those contributions and (iii) earnings on amounts attributable to elective contributions held as of the end of the last year beginning before January 1, 1989. However, distributions of such amounts will be allowed upon death of the employee, attainment of age 59-1/2, separation from service, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship.

        Restrictions Under Other Qualified Policies. Other restrictions on surrenders or with respect to the election, commencement, or distributions of benefits may apply under Qualified Policies or under the terms of the plans in respect of which Qualified Policies are issued.


TRANSFERS

        You may transfer all or part of the value of a Sub-account of the Variable Account to one or more of the other Sub-accounts or the Fixed Account at any time prior to the Maturity Date, free of charge. The minimum for each transfer is $50. The transfer will be made as of the date we receive the written request for such transfer at our Service Office.

        The maximum amount allowed to be transferred out of the Fixed Account during one Policy Year is 100% of Fixed Account interest accrued since the last Policy Anniversary; plus 10% of:

        (1)  Account   Value  of  the  Fixed  Account  as  of  the  last  Policy
             Anniversary; plus
        (2) Deposits and transfers made into the Fixed Account since the last Policy Anniversary; minus
        (3)  All  partial  withdrawals
             from the Fixed Account since the last Policy Anniversary.

You may also elect to systematically reallocate all interest generated from the Fixed Account into the Sub-accounts of the Variable Account on an interest only basis according to your allocation election. (See, "Interest Sweep Program.")

        Transfers may be made by a written request or by calling our Service Office if a written authorization for telephone transfers is on file. We may honor any telephone transfer request believed to be authentic. We employ reasonable procedures to confirm that instructions communicated by telephone are genuine. For example, a personal identification number is required in order to initiate a transfer. We will not be liable for the consequences of a fraudulent telephone transfer request that we believe to be authentic when those procedures have been followed. As a result, you bear the risk of loss arising from such a fraudulent request if you authorize telephone transfers.

        Each transfer will be made, without the imposition of any fee or charge, at the end of the Valuation Period during which we receive a valid, complete transfer request at our Service Office. We may suspend or modify this transfer privilege at any time, and we may postpone transfers under certain circumstances. (See, "Delay or Suspension of Payments" in the Statement of Additional Information.)


AUTOMATIC REBALANCING, DOLLAR COST AVERAGING, AND INTEREST SWEEP PROGRAMS

        The Automatic Rebalancing, Dollar Cost Averaging, and Interest Sweep Programs are three asset allocation programs available to you under the Policy. You may elect to participate in one or more of these programs by filing a written authorization with us. We reserve the right to alter, assess a charge, or terminate these programs upon thirty days advance written notice.


        Under the Automatic Rebalancing Program, you may have automatic transfers made on a monthly, quarterly, semi-annual or annual basis to adjust the values among the Sub-accounts and the Fixed Account to meet your designated investment allocation percentages. The allocations are subject to a minimum of 5% per Sub-account.

        The Dollar Cost Averaging Program is an option under which you may "dollar cost average" your allocations to the Variable Account by authorizing us to make periodic transfers of specific dollar amounts from the Money Market Sub-account to one or more other designated Sub-accounts, on a monthly, quarterly, semi-annual, or annual basis. Each transfer is subject to the $50 minimum transfer amount with a minimum 5% per Sub-account. Dollar cost averaging does not guarantee profits, nor does it assure that you will not lose principal.


        The Interest Sweep Program allows you to systematically reallocate interest earnings from the Fixed Account to one or more of the Sub-accounts on a monthly, quarterly, semi-annual, or annual basis to meet your Investment Allocation percentages.

        If a periodic transfer would reduce the value in the Money Market Sub-account below the minimum dollar amount, we reserve the right to transfer the entire remaining Policy Account Value allocated to the Money Market
Sub-account. We also reserve the right to establish a minimum Money Market Sub-account balance before allowing you to participate in the Dollar Cost Averaging Program.

        Transfers and adjustments pursuant to these programs will occur on the same date of the month as the Policy Date, or the next Valuation Date if that date is not a Valuation Date.



DEATH BENEFIT

        The Policy pays a Death Benefit to a beneficiary you designate (the "Beneficiary") if any Owner or any Joint Owner dies prior to the Maturity Date while the Policy is in force (unless the Beneficiary is the decedent's spouse, in which case the spouse may elect to continue the Policy in force).

        During the first five years of the Policy, the Death Benefit will be equal to the greater of the Policy Account Value or the value of the cumulative Premium Payments made less cumulative withdrawals. On the fifth Policy Anniversary a "Minimum Guaranteed Death Benefit" is calculated as the greater of these values. Every five years thereafter through the Maturity Date, a new Minimum Guaranteed Death Benefit is calculated as the greater of the current Minimum Guaranteed Death Benefit or the then-current Policy Account Value.

        For Owners up to issue age 75, the Death Benefit will be the highest of:

               1. the Minimum Guaranteed Death Benefit (increased for Premium Payments and decreased for cumulative withdrawals since the most recent fifth Policy Anniversary);
               2.    the Policy Account Value (as of the date of payment); or
               3.    the   cumulative    Premium   Payments   less   cumulative
                     withdrawals (including Surrender Charges).

        For Owners over issue age 75, the Death Benefit is the greater of:

               1.    the Policy Account Value (as of the date of payment); or
               2. the cumulative Premium Payments made less cumulative withdrawals (including Surrender Charges).

        ANLIC will pay the Death Benefit proceeds to the Beneficiary upon receiving due proof of death. The Death Benefit will be paid in a lump sum or under one of the Annuity Payment Options. (See "Annuity Payments.") If you or the Annuitant dies after the Maturity Date, the amount payable, if any, will be as provided in the Annuity Payment Option then in effect.


        If the death of the Annuitant occurs prior to the Maturity Date and the Annuitant is also an Owner or Joint Owner of the Policy, the rules governing distribution of death benefit proceeds in the event of the death of the Owner shall apply. (See "Required Distributions," below.) If there is a surviving
Joint Owner at the Annuitant's death, the surviving Joint Owner is the Beneficiary. If, upon your death your spouse, as designated Beneficiary, elects to continue the Policy in accordance with the required distributions rules, the named Beneficiary does not have a right to receive the death benefit proceeds. If the death of the Annuitant occurs prior to the Maturity Date and the Annuitant is not the Owner, the Owner may name a new Annuitant.


        If both Joint Owners die simultaneously, the Death Benefit will be paid to the named Beneficiary.

        If the Owner is a corporation or other entity, the Annuitant will be treated as an Owner for purposes of the timing or the amount of any payout under the Policy.

        As far as permitted by law, the proceeds under the Policy will not be subject to any claim of the Beneficiary's creditors.

REQUIRED DISTRIBUTIONS

        In order to be treated as an annuity contract for Federal income tax purposes, Section 72(s) of the Code requires any Nonqualified Policy to provide that (a) if any Owner dies on or after the annuity starting date but prior to the time the entire interest in the Policy has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner's death; and (b) if any Owner dies prior to the annuity starting date, the entire interest in the Policy will be distributed within five years after the date of that Owner's death.

        These requirements will be considered satisfied as to any portion of the Owner's interest that is payable as annuity payments which will begin within one year of that Owner's death and which will be made over the life of the Owner's Designated Beneficiary or over a period not extending beyond his life expectancy.

        If the designated Beneficiary is your surviving spouse, the Policy may be continued with the surviving spouse as the new Owner and no distributions will be required.

        If any Owner or Joint Owner dies prior to the Maturity Date, and if the designated Beneficiary does not elect to receive the Death Benefit in a lump sum at that time, then we will increase the Policy Account Value so that it equals the Death Benefit amount, if that amount is higher than the Policy Account Value. This would occur if the Owner's designated Beneficiary elects to delay receipt of the proceeds for up to five years, or is the deceased Owner's spouse and elects to continue the Policy, or elects to receive the proceeds as Annuity Payments. Any such increase in the Policy Account Value would be paid by us, and allocated to the Sub-accounts in proportion to the pre-existing Policy Account Value unless we are instructed otherwise.
Other rules may apply to Qualified Policies.


CHARGES AND DEDUCTIONS

        We do not impose any charge or deduction against a Premium Payment prior to its allocation to the Variable Account or the Fixed Account (except for a charge, in some states, for any premium taxes incurred when the Premium Payment is accepted). However, certain charges (explained below) will be deducted in connection with the Policy to compensate us for administering and distributing the Policy, for providing the insurance benefits set forth in the Policy, for assuming certain risks in connection with the Policy, and for any applicable taxes.


ANNUAL POLICY FEE


        An annual charge of $42, which meets the "at cost" standards of Rule 26a-1 under the 1940 Act, is deducted to partially compensate us for expenses incurred in administering the Policy. These expenses include costs of maintaining records, processing Death Benefit claims, surrenders, transfers and Policy changes, providing reports to Owners, and overhead costs. This charge is guaranteed not to increase during the life of the Policy. This deduction will be made from the Investment Options in the same proportion that the values in the Investment Options bear to the Policy Account Value. This charge is deducted on each Policy Anniversary, the Maturity Date, and a full surrender.


        The Annual Policy Fee is waived if the Policy Account Value exceeds $50,000 at the time the Annual Policy Fee would be imposed.


ADMINISTRATIVE EXPENSE CHARGE


        As compensation for administrative expenses incurred in connection with the policy, ANLIC will deduct a daily Administrative Expense Charge from the value of the net assets of the Variable Account. This charge will not exceed 0.10% annually. No Administrative Expense Charge is deducted from the amount in the Fixed Account.

        ANLIC does not expect to make a profit from the administrative expense charge.



MORTALITY AND EXPENSE RISK CHARGE


        As compensation for mortality and expense risks assumed in connection with the Policy, ANLIC will deduct a daily mortality and expense risk charge from the value of the net assets of the Variable Account. For the first 15 years of your Policy, this charge is at the rate of 1.25% annually. Beginning in the 16th Policy year, this charge is reduced by 0.05% annually until it reaches 0.50% annually in Policy year 30; the rate remains level thereafter. No mortality and expense risk charge will be deducted from the amount in the Fixed Account.

     The mortality risk we bear arises in part from our obligation to make monthly Annuity Payments (determined in accordance with the annuity tables and other provisions contained in the Policy), regardless of how long all Annuitants may live. This undertaking assures that neither an Annuitant's own longevity, nor an improvement in general life expectancy greater than expected, will have any adverse effect on the monthly Annuity Payments the Annuitant will receive under the Policy. It therefore relieves the Annuitant from the risk that he or she will outlive the funds accumulated for retirement. The mortality risk also arises in part because of the risk that the Death Benefit may be greater than the Policy Account Value. We also assume the risk that the other expense charges may be insufficient to cover the actual expenses incurred in connection with the Policy.

SURRENDER CHARGE

        If you make partial withdrawals under the Policy, surrender the Policy, or annuitize the Policy, then a Surrender Charge may be imposed, measured as a percent of the Premium Payments included in the withdrawal (in the case of a partial withdrawal) or the amount of the total Premium Payments (in the case of a surrender or annuitizing) as specified in the following table of Surrender
Charges:

                      Policy Anniversaries
                      Since Receipt of                     Surrender
                      Premium Payment                     Charge Rate
                      -----------------                   -----------
                             0                                8%
                             1                                8%
                             2                                8%
                             3                                6%
                             4                                4%
                             5 or more                        None

        Free Withdrawal Amount. You may, prior to the earlier of the Maturity Date or your death, withdraw 100% of earnings (since the last Policy Anniversary) in the Variable Account and the Fixed Account free of Surrender Charges. Additionally, up to 10% of the Policy Account Value (as of the last Policy Anniversary); plus 10% of:

        (1) Deposits since the last Policy  Anniversary;  minus
        (2) Withdrawals since the last Policy Anniversary

may be withdrawn free of Surrender Charges. However, income taxes and a tax penalty may apply.

        Amounts withdrawn in addition to the Free Withdrawal Amount may be subject to a Surrender Charge. The Surrender Charge is determined by multiplying each Premium Payment included in the withdrawal by the Surrender Charge rate applicable to the year in which the Premium Payment was received.

        For purposes of calculating the Surrender Charge, (1) the oldest Premium Payments will be treated as the first withdrawn; (2) amounts withdrawn up to the Free Withdrawal Amount will not be considered a withdrawal of Premium Payments; and (3) if the Surrender Value is withdrawn or applied under an Annuity Payment Option, the Surrender Charge will apply to all Premium Payments not previously assessed with a Surrender Charge. Thus, the Surrender Charges are applied to Premium Payments on a first-in, first-out basis.

        As shown above, the Surrender Charge percentage varies, depending on the Policy Year in which the Premium Payment included in the withdrawal was made. A Surrender Charge rate of 8% applies to Premium Payments withdrawn that are less than three years old. Thereafter the Surrender Charge rate decreases to 6% in the fourth year and 4% in the fifth year. Amounts representing Premium Payments five years old or older may be withdrawn without charge.

        The Surrender Charge will be deducted from the remaining Policy Account Value, or from the amount paid if the remaining value is insufficient. The Surrender Charge partially compensates us for sales expenses with regard to the Policy, including agent sales commissions, the cost of printing prospectuses and sales literature, advertising, and other marketing and sales promotional activities.

        The amounts we receive from the Surrender Charge may not be sufficient to cover sales expenses. We expect to recover any deficiency from our general assets (which include amounts derived from the Mortality and Expense Risk Charge). We believe that this distribution financing arrangement will benefit you, the Variable Account, and all other Owners.


        ANLIC may waive the Surrender Charge described above provided that certain conditions described in the Policy are met, including: (a) you are confined to a "hospital", "nursing home", or a "Long Term Care Facility" (as defined in the Policy) for at least 30 days; (b) written notice and satisfactory proof of confinement are received no later than 91 days after confinement ends; and (c) confinement was recommended by a physician for medically necessary reasons. We will not accept any additional Premium Payments on a Policy after this waiver has been exercised under that Policy. This waiver is not available if you were confined to a nursing home, hospital, or Long Term Care Facility on the Policy Date.



PREMIUM TAXES

        We will deduct a charge for premium taxes, if any, when incurred. Depending on state and local law, premium taxes can be incurred when a Premium Payment is accepted, when Policy Account Value is withdrawn or surrendered, or when annuity payments start.


FEDERAL TAXES


        Currently no charge is made to the Variable Account for Federal income taxes that may be attributable to the Variable Account. We may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Variable Account also may be made. (See "Federal Tax Matters.")


FUND EXPENSES

        The value of the assets of the Variable Account will reflect the investment management fee and other expenses incurred by the Portfolios. See the Fund prospectuses for complete information on these fees and expenses.


REDUCTION IN CHARGES FOR CERTAIN GROUPS

        We may reduce or eliminate the Annual Policy Fee, Administrative Expense Charge, or Surrender Charge on policies that have been sold to (1) employees and sales representatives of ANLIC or its affiliates; (2) customers of ANLIC or distributors of the Policies who are transferring existing policy values to a Policy; (3) individuals or groups of individuals when sales of the Policy result in savings of sales or administrative expenses; or (4) individuals or groups of individuals where Premium Payments are to be made through an approved group payment method and where the size and type of the group results in savings of administrative expenses.

        In no event will reduction or elimination of any fees or charges be permitted where such reduction or elimination will be unfairly discriminatory to any person. The Reduction of Charges for certain groups does not apply to policies sold in the State of New Jersey.


                                ANNUITY PAYMENTS

ELECTION OF AN ANNUITY PAYMENT OPTION

        You have the sole right to elect or change one of the Annuity Payment Options listed below during the lifetime of the Annuitant and prior to the Maturity Date, either in the application or by written request to our Service Office any time at least 30 days before the Maturity Date. We may require the exchange of the Policy for a contract covering the option selected.

MATURITY DATE

        The first annuity payment will be made as of the Maturity Date. We will assume a Maturity Date of the first day of the calendar month of the Annuitant's 90th birthday unless you tell us otherwise. You may change the Maturity Date at any time by giving us written notice of the change at least 30 days prior to the new Maturity Date. A Maturity Date may be the first day of any calendar month commencing no later than the first day of the calendar month after the Annuitant's 90th birthday. If the Maturity Date occurs during the first five Policy Years after receipt of a Premium Payment, a Surrender Charge will apply. (See "Charges and Deductions - Surrender Charge.") If the net amount to be applied to an option is less than $2,000 or if payments under any option would be less than $20, we have the right to pay the net amount to be applied to the option to you or the Annuitant in one sum.


AVAILABLE OPTIONS

        On the Maturity Date, the Surrender Value will be applied to make fixed annuity payments. Fixed annuity payments provide guaranteed annuity payments which remain fixed in amount throughout the payment period. Fixed annuity payments do not vary with the investment experience of the Sub-accounts.

        The amount and duration of Annuity Payments will depend on the Annuity Payment Option that you select. Once an Annuity Payment Option is selected, the Surrender Value for the Valuation Period which ends immediately before the Maturity Date will be transferred to our general account and the Annuity Payments will be fixed in amount by the Annuity Payment Option selected and the age and sex (if sex distinction is allowed under state law) of the Annuitant.


ANNUITY PAYMENT OPTIONS

The Annuity Payment Options currently available are:

        OPTION A -- INTEREST FOR LIFE. We will pay interest on the amount retained for the lifetime of the Annuitant. At the Annuitant's death, we will pay the principal amount to the Beneficiary or as otherwise agreed.

        OPTION B -- INTEREST FOR A FIXED PERIOD. We will pay interest on the retained amount for a fixed period of not more than 30 years. At the end of the period we will pay the principal amount to you or as otherwise agreed.

        OPTION C -- PAYMENTS FOR A FIXED PERIOD. We will pay the amount retained, with interest, in equal monthly payments, for a period of not more than 30 years. The amount of each payment will be based on a payment schedule set forth in the Policy.

        OPTION D -- PAYMENTS OF A FIXED AMOUNT. We will pay the amount retained, with interest, in equal payments until the amount retained has been paid in full. The total payments in any year must be at least 5% of the amount retained.

        OPTION E -- LIFE INCOME. We will pay the amount retained in monthly installments, adjusted to reflect the crediting of interest as set forth in the Policy, for the guaranteed period elected and continuing during the lifetime of a person that you designate. You may elect to have no guaranteed period or a guaranteed period of 5, 10, or 15 years, or the period in which the total payments would equal the amount retained (an installment refund). If no guaranteed period is elected, only one payment will be made if the Annuitant dies before the second payment is made, only two payments will be made if the Annuitant dies before the third payment is made, and so on.


                               FEDERAL TAX MATTERS

THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE.

INTRODUCTION

        This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a Policy. Any person concerned about these tax implications should consult a competent tax adviser before initiating any transaction. This discussion is based upon ANLIC's understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of the continuation of the present Federal income tax laws or of the current interpretation by the Internal Revenue Service. Moreover, no attempt has been made to consider any applicable state or other tax laws.

        Both Nonqualified Policies and Qualified Policies may be purchased. The Qualified Policies were designed for use by individuals whose Premium Payments are comprised solely of proceeds from and/or contributions under retirement plans which are intended to qualify as plans entitled to special income tax treatment under Sections 401(a), 403(b), 408, 408A, or 457 of the Internal Revenue Code of 1986, as amended (the "Code"). The ultimate effect of Federal income taxes on the Policy Account Value, on Annuity Payments and on the economic benefit to an Owner, the Annuitant or the Beneficiary depends on the type of retirement plan, on the tax and employment status of the individual concerned and on ANLIC's tax status. In addition, certain requirements must be satisfied in purchasing a Qualified Policy with proceeds from a tax qualified plan in order to continue receiving favorable tax treatment. Therefore, purchasers of Qualified Policies should seek competent legal and tax advice regarding the suitability of the Policy for their situation, the applicable requirements and the tax treatment of the rights and benefits of a Policy. The following discussion assumes that Qualified Policies are purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special Federal income tax treatment.


TAXATION OF ANNUITIES IN GENERAL

        The following discussion assumes that the Policy will qualify as an annuity contract for Federal income tax purposes. The Statement of Additional Information describes such qualifications.

        Section 72 of the Code governs taxation of annuities in general. ANLIC believes that an annuity owner who is a natural person generally is not taxed on increases in the value of a Policy until distribution occurs either in the form of a lump sum received by withdrawing all or part of the cash value (i.e., withdrawals) or as Annuity Payments under the Annuity Payment Option elected. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Policy Account Value generally will be treated as a distribution. The taxed portion of a distribution (in the form of a lump sum payment or an annuity) is taxed as ordinary income.

        An owner of any deferred annuity contract who is not a natural person generally must include in income any increase in the excess of the owner's cash value over the owner's investment in the contract during the taxable year. However, there are some exceptions to this rule and you may wish to discuss these with your tax adviser.

        In recent years, legislation has been proposed that would have adversely modified the Federal taxation of certain annuities and, there is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, and judicial decisions). Moreover, it is also possible that any legislative change could be retroactive (that is, effective prior to the date of such change).

        The following discussion applies to Policies owned by natural persons.

        In the case of a withdrawal under a Qualified Policy before the Maturity Date, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the total Policy Account Value. The "investment in the contract" generally equals the portion, if any, of any Premium Payments paid by or on behalf of an individual under a Policy which was not excluded from the individual's gross income ,reduced by the amount of prior distributions that were not included in the individual's gross income. For Policies issued in connection with qualified plans, the "investment in the contract" can be zero. Special rules may apply to a withdrawal from a Qualified Policy with respect to "investment in the contract" as of December 31, 1986, and in other circumstances. Withdrawals under Roth IRA before the Maturity Date that are qualified distributions are not subject to Federal income tax.

        Generally, in the case of a withdrawal under a Nonqualified Policy before the Maturity Date, amounts received are first treated as taxable income to the extent that the Policy Account Value immediately before the withdrawal exceeds the "investment in the contract" at that time. Any additional amount withdrawn is not taxable.

        In the case of a full surrender under a Qualified or Nonqualified Policy, the amount received generally will be taxable only to the extent it exceeds the "investment in the contract". In the case of a full surrender under a Roth IRA that is a qualified distribution, the amount received is not subject to Federal income tax.

        Although the tax consequences may vary depending on the Annuity Payment Option elected under the Policy, generally only the portion of the annuity payment that represents the amount by which the Policy Account Value exceeds the "investment in the contract" will be taxed. For fixed annuity payments under a Nonqualified Policy, in general there is no tax on the amount of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of annuity payments for the term of the payments; however, the remainder of each payment is taxable. After the "investment in the contract" is recovered, the full amount of any additional annuity payments is taxable.

        In the case of a distribution pursuant to a Nonqualified Policy, there may be imposed a Federal penalty tax equal to 10% of the amount treated as taxable income. In general, however, there is no penalty tax on distributions:
(1) made on or after the taxpayer attains age 59-1/2, (2) made as a result of the owner's death or is attributable to the taxpayer's disability, or (3) received in substantially equal periodic payments as a life annuity.

        The tax rules applicable to a Qualified Policy vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 59-1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; aggregate distributions in excess of a specified annual amount; and in other specified circumstances.

        We make no attempt to provide more than general information about the use of the Policy with the various types of retirement plans. Owners and participants under retirement plans as well as Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under a Qualified Policy may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Policy issued in connection with such a plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Policy administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Qualified Policy comply with applicable law. Purchasers of annuity contracts for use with any qualified retirement plan should consult their legal counsel and tax adviser regarding the suitability of the annuity contract.

        Code Section 401(a) permits employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish retirement plans for themselves and their employees. These retirement plans may permit the purchase of the Policies to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this Policy is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Policy.

        Tax Sheltered Annuity (TSA) Section 403(b) payments made by public school systems and certain tax exempt organizations are excludable from the gross income of the employee, subject to certain limitations. However, these payments may be subject to FICA (Social Security) taxes. Code Section 403(b)
(11) restricts the distribution  under Code Section 403(b) annuity contracts of:
(1) elective contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings in such years on amounts held as of the last year beginning before January 1, 1989. Distribution of those amounts may only occur upon death of the employee, attainment of age 59-1/2, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

        Individual Retirement Annuities ("IRAs") are subject to limitations on the amount which may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of retirement plans may be placed into an Individual Retirement Annuity on a tax deferred basis. The Internal Revenue Service has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Policy comports with IRA qualification requirements.

        Section 408A of the Code permits eligible individuals to make nondeductible contributions to an individual retirement program known as a Roth IRA and provides limits on how much an individual may contribute to a Roth IRA and when distributions may commence. Qualified distributions from Roth IRAs are excluded from gross income if made more than five years after the taxable year of the trust contribution and certain other requirements are met. Subject to certain limitations and other rules, a traditional individual retirement account or annuity may be converted to a Roth IRA.

        Code Section 457 provides for certain deferred compensation plans. These plans may be offered with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. These plans are subject to various restrictions on contributions and distributions. These plans may permit participants to specify the form of investments for their deferred compensation account. All investments under such plans are owned by the sponsoring employer and are subject to the claims of general creditors of the employer until December 31, 1998, or such earlier date as may be established by plan amendment. Amounts deferred under plans created on or after August 20, 1996, however, must be held in trust, custodial account or annuity contract for the exclusive benefit of plan participants and their beneficiaries. In general, all amounts received under a Section 457 plan are taxable and are subject to Federal income tax withholding as wages.

        All Nonqualified deferred annuities entered into after October 21, 1988, that are issued by ANLIC (or its affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code. In addition, there may be other situations in which the Treasury Department may (under its authority to issue regulations or otherwise) conclude that it would be appropriate to aggregate two or more annuity contracts purchased by the same owner. Accordingly, a Policy Owner should consult a competent tax adviser before purchasing more than one annuity contract.

        A transfer or assignment of ownership of a Policy, or designation of an Annuitant or other Beneficiary who is not also the Owner, may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such transfer, assignment or designation should contact a competent tax adviser with respect to the potential tax effects of such transaction.

        Amounts may be distributed from a Contract because of the death of an Owner or an Annuitant. Generally, such amounts are includable in the income of the recipient as follows: (1) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the Policy, as described above, or (2) if distributed under an annuity option, they are taxed in the same manner as annuity payments, as described above.

        As noted above, the foregoing comments about the Federal tax consequences under these Policies are not exhaustive and special rules are provided with respect to other tax situations not discussed in this Prospectus. Further, the Federal tax consequences discussed herein reflect our understanding of current law and the law may change. Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Policy depend on the individual circumstances of each owner of the Policy or recipient of the distribution. A competent tax adviser should be consulted for further information.


                       ANNUITY OWNERS THAT ARE NONRESIDENT
                         ALIENS OR FOREIGN CORPORATIONS

        The discussion above provides general information regarding U.S. Federal income tax consequences to Annuity Owners that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. Federal income tax and withholding on annuity distributions at a 30% rate, unless a lower treaty rate applies and any required tax forms are submitted to ANLIC. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to the purchase of a Policy.


                                  VOTING RIGHTS

        To the extent deemed to be required by law, we will vote the Portfolios' shares held in the Variable Account at regular and special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Sub-accounts. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, or if we determine that it is allowed to vote the Portfolio shares in its own right, we may elect to do so.

The number of votes which are available to you will be calculated separately for each Sub-account. That number will be determined by applying your percentage interest, if any, in a particular Sub-account to the total number of votes attributable to that Sub-account. Prior to the Maturity Date, you hold a voting interest in each Sub-account to which your Policy Account Value is allocated. After the Maturity Date, the person receiving variable annuity payments has the voting interest. The number of votes prior to the Maturity Date will be determined by dividing the value of the Policy allocated to the Sub-account by the net asset value per share of the corresponding Portfolio. After the Maturity Date, you have no voting rights.

        The number of votes of a Portfolio which are available will be determined as of the date coincident with the date established by that Portfolio for determining shareholders eligible to vote at the meeting of the Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the Fund.

        Portfolio shares attributable to the Policies as to which no timely instructions are received will be voted in proportion to the voting instructions which are received with respect to all Policies participating in the Sub-account. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

        Each person having a voting interest in an Sub-account will receive proxy material, reports and other materials relating to the appropriate Portfolio.


                                PERFORMANCE DATA

     We may advertise yields and total returns for the Sub-accounts. In addition, we may advertise the effective yield of the Money Market Sub-account. These figures will be based on historical earnings and are not intended to indicate future performance.

     The yield of the Money Market Sub-account refers to the annualized income generated by an investment in the Sub-account over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Sub-account is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

     The total return calculation of a Sub-account other than the Money Market Sub-account assumes an investment has been held in the Sub-account for various periods of time including: (a) one year; (b) five years; (c) ten years; and (d) a period measured from the date the Sub-account commenced operations. The total return will represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redeemable value of that investment as of the last day of each of the periods referenced above. Total return figures in non-standard formats for the Sub-accounts other than the Money Market Sub-account may also be disclosed from time to time. The non-standard total return will assume that no surrender occurs at the end of the applicable period. All non-standard performance data disclosed will be accompanied by standard performance data for the same period.

        ANLIC may also advertise performance figures for the Sub-accounts based on the performance of a Portfolio prior to the time the corresponding Sub-account commenced operations.

        Performance data calculations are discussed in further detail in the Statement of Additional Information.


                                PUBLISHED RATINGS

        We may publish in advertisements, sales literature, and reports to Owners, the ratings and other information assigned to ANLIC by one or more independent insurance industry analyst or rating organizations such as A. M. Best Company, Standard & Poor's Ratings Group, and Weiss Research, Inc. These ratings reflect the current opinion of an insurance company's financial strength and operating performance in comparison to the norms for the insurance industry; they do not reflect the strength, performance, or safety (or lack thereof) of the Variable Account. The claims-paying ability rating as measured by Standard & Poor's is an opinion of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. These ratings should not be considered as bearing on the investment performance of the assets held in the Variable Account or the degree of risk associated with an investment in the Variable Account.


                                LEGAL PROCEEDINGS

        There are no legal proceedings to which the Variable Account is a party to or to which the assets of the Variable Account are subject. We are not involved in any litigation that is of material importance in relation to its total assets or that relates to the Variable Account.


                              FINANCIAL STATEMENTS

        The financial statements for ANLIC and the Variable Account (as well as the Auditors' Report thereon) are in the Statement of Additional Information.


                                 ADMINISTRATION

        We have contracted with Financial Administrative Services, Inc. ("FAS"), having its principal place of business at 1290 Silas Deane Highway, Wethersfield, Connecticut, for it to provide us with certain administrative services for the Policies. Pursuant to the terms of a Service Agreement, FAS will act as a record keeping service agent for the policies and riders for an initial term of three years and any subsequent renewals thereof. FAS, under our guidance and direction, will perform Administration functions including: generation of billing and posting of premium, computation of valuations, calculation of benefits payable, maintenance of administrative controls over all activities, correspondence, and data, and providing management reports to us.


                         PREPARATIONS FOR THE YEAR 2000


Like other insurance companies and their separate accounts, ANLIC and the Separate Account could be adversely affected if the computer systems they rely upon do not properly process date-related information and data involving the years 2000 and after. This issue arose because both mainframe and PC-based computer hardware and software have traditionally used two digits to identify the year. For example, the year 1999 is input, stored and calculated as "99." Similarly, the year 2000 would be input, stored and calculated as "00." If computers assume this means 1900, it could cause errors in calculations, comparisons, and other computing functions. Like all insurance companies, ANLIC makes extensive use of dates and date calculations. We began a corporate-wide Year 2000(Y2K) project in mid-1997. Our goal is to ensure that our computer systems continue to operate smoothly with no service disruptions before, during or after the year 2000.


As of December 31, 1998, ANLIC continues to make progress on the plan to make its computer applications and operating systems Y2K compliant. Continuous testing and monitoring throughout 1999 will help ANLIC continue to meet our contractual and service obligations to our customers. In addition to our internal efforts, ANLIC is working closely with vendors and other business partners to confirm that they too are addressing Y2K issues on a timely basis. We except to be fully compliant by July 31, 1999; however, in the event we or our service providers, vendors, financial institutions or others with which we conduct business, fail to be Y2K - compliant, there would be a materially adverse effect on us.





                                 POLICY REPORTS

        At least once each Policy Year a statement will be sent to you describing the status of the Policy, including setting forth the current Death Benefit, the current Policy Account Value, the value in the Fixed Account, the value in each Sub-account, Premium Payments paid since the last report, charges deducted since the last report, any partial surrenders since the last report, and the current Surrender Value. In addition, a statement will be sent to you showing the status of the Policy following the transfer of amounts from one Sub-account to another, a partial surrender and the payment of any Premium Payments (excluding those paid by bank draft). You may request that a similar report be prepared at other times. We may charge a reasonable fee for such requested reports and may limit the scope and frequency of such requested reports.

        You  will  be  sent  a  semi-annual   report  containing  the  financial
statements of the Funds as required by the 1940 Act.

                                STATE REGULATION

        We are subject to regulation and supervision by the Insurance Department of the Commonwealth of Virginia which periodically examines our affairs. We are also subject to the insurance laws and regulations of all jurisdictions where we are authorized to do business. A copy of the Policy form has been filed with and, where required, approved by insurance officials in each jurisdiction where the Policies are sold. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for the purposes of determining solvency and compliance with local insurance laws and regulations.


                                     EXPERTS


        The statements of financial condition - statutory basis of ANLIC as of December 31, 1998 and 1997 and the related statutory-basis statements of operations and changes in capital and surplus and cash flows for the years then ended and the financial statements of the Variable Account as of December 31, 1998, and for each of the periods indicated therein as found in the Statement of Additional Information have been included herein in reliance upon the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.



                                  LEGAL MATTERS


        Matters of the Commonwealth of Virginia law pertaining to the Policies, including ANLIC's right to issue the Policies and its qualification to do so under applicable laws and regulations issued thereunder, have been passed upon by Ellen Jane Abromson, our Legal Officer.


                             ADDITIONAL INFORMATION

        A registration statement has been filed with the SEC, under the Securities Act of 1933 with respect to the Policy offered hereby. This prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Variable Account, ANLIC and the Policy offered hereby. Statements contained in this prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

                       STATEMENT OF ADDITIONAL INFORMATION

        A Statement of Additional Information is available which contains more details concerning the subjects discussed in this Prospectus. The following is the Table of Contents for that Statement:

      GENERAL PROVISIONS............................................   B - 3
            The Policy..............................................   B - 3
            Misstatement of Age or Sex..............................   B - 3
            Nonparticipating........................................   B - 3
            Periodic Reports........................................   B - 3
            Policy Dates............................................   B - 3
            Termination.............................................   B - 3
            Owner and Joint Owner...................................   B - 4
            Beneficiary Change......................................   B - 4
            Assignment..............................................   B - 4
            Delay or Suspension of Payments.........................   B - 4
      ACCUMULATION UNITS............................................   B - 5
            Accumulation Units......................................   B - 5
            Net Investment Factor...................................   B - 5
      FIXED ACCOUNT.................................................   B - 5
            General Description.....................................   B - 6
            Transfer Limitation.....................................   B - 6
            Fixed Account Value.....................................   B - 6
      SURRENDER CHARGE CALCULATION..................................   B - 7
      PERFORMANCE DATA CALCULATIONS.................................   B - 8
            Social Money Market Sub-account's Yield Calculation.....   B - 8
            Other Sub-accounts' Yield Calculations..................   B - 9
            Average Annual Total Return Calculations................   B - 9
            Cumulative Total Return Calculations....................   B - 10
      PERFORMANCE FIGURES...........................................   B - 10
      FEDERAL TAX MATTERS...........................................   B - 12
            Taxation of ANLIC.......................................   B - 12
            Tax Status of the Policies..............................   B - 12
            Withholding.............................................   B - 12
      ADDITION, DELETION OR SUBSTITUTION OF
            INVESTMENTS.............................................   B - 13
      DISTRIBUTION OF THE POLICIES..................................   B - 13
      STATE REGULATION..............................................   B - 13
      RECORDS AND REPORTS...........................................   B - 13
      LEGAL MATTERS.................................................   B - 14
      EXPERTS.......................................................   B - 14
      OTHER INFORMATION.............................................   B - 14
      FINANCIAL STATEMENTS..........................................   B - 14

Front side of postcard:

                                                          Place
                                                          STAMP
                                                          Here


   ACACIA NATIONAL LIFE INSURANCE COMPANY
   Product Service Center
   P.O. Box 82579 Lincoln, Nebraska  68501


Back side of postcard:

   Allocator 2000 Annuity Logo
   (Put in the upper left corner)

        [ ] I wish to receive the Statement of Additional Information.

        Send To:

        Name:

        Address:

                       STATEMENT OF ADDITIONAL INFORMATION
                                     FOR THE
        ALLOCATOR 2000 FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY POLICY

                                   Offered by

                     Acacia National Life Insurance Company




This Statement of Additional Information expands upon subjects discussed in the Prospectus for the Allocator 2000 Flexible Premium Deferred Variable Annuity Policy ("Policy") offered by Acacia National Life Insurance Company ("ANLIC") and funded by Acacia National Variable Annuity Separate Account II ("Variable Account"). You may obtain a copy of the Prospectus dated May 1, 1998, by writing to ANLIC's Service Office, P.O. Box 82579, Lincoln, Nebraska 68501 or by telephoning 1-800-369-9407. The Prospectus is available in both printed and digital formats. Terms used in the Prospectus are incorporated into this Statement of Additional Information.



THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE POLICY.


                               Dated: May 1, 1999

                                        TABLE OF CONTENTS
                                                                            Page


     GENERAL PROVISIONS..................................................     3
              The Policy.................................................     3
              Misstatement of Age or Sex.................................     3
              Nonparticipating...........................................     3
              Periodic Reports...........................................     3
              Policy Date................................................     3
              Termination................................................     4
              Owner and Joint Owner......................................     4
              Beneficiary Change.........................................     4
              Assignment.................................................     4
              Delay or Suspension of Payments............................     4
     ACCUMULATION UNITS..................................................     5
              Accumulation Units.........................................     5
              Net Investment Factor......................................     5
     FIXED ACCOUNT.......................................................     6
              General Description........................................     6
              Transfer Limitation........................................     7
              Fixed Account Value........................................     7
     SURRENDER CHARGE CALCULATIONS.......................................     7
     PERFORMANCE DATA CALCULATIONS.......................................     9
              Social Money Market Sub-account's Yield Calculation........     9
              Other Sub-accounts' Yield Calculations.....................    10
              Standardized Average Annual Total Return Calculations......    10
              Non-Standardized Return Calculations.......................    11
              Cumulative Total Return Calculations.......................    11
     PERFORMANCE FIGURES.................................................    11
     FEDERAL TAX MATTERS.................................................    14
              Taxation of ANLIC..........................................    14
              Tax Status of the Policies.................................    14
              Withholding................................................    14
     ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS...................    15
     DISTRIBUTION OF THE POLICIES........................................    15
     STATE REGULATION....................................................    16
     RECORDS AND REPORTS.................................................    16
     LEGAL MATTERS.......................................................    16
     EXPERTS.............................................................    16
     OTHER INFORMATION...................................................    16
     FINANCIAL STATEMENTS................................................    16

        Throughout this Statement of Additional Information, the words "us", "we", "our", and "ANLIC" refer to Acacia National Life Insurance Company, and the words "you", "your", and "Owner" refer to the policy owner.


                               GENERAL PROVISIONS

THE POLICY

        The Policy is a flexible premium deferred variable annuity policy.


        (a) The Policy may be purchased on a non-tax qualified basis ("Nonqualified Policy"). The Policy also may be purchased and used in connection with retirement plans or individual retirement accounts that qualify for favorable federal income tax treatment ("Qualified Policy").

        (b) Before we will issue a Policy, we must receive a completed application. A minimum Premium Payment of $300 during the first Policy year is required.

        (c) The Policy, the application and any applicable riders are the entire contract. Only our Elected Officers can agree to change or waive any provisions of the Policy. Any change or waiver must be in writing and signed by such Elected Officers.



MISSTATEMENT OF AGE OR SEX

        If the age or sex of the Annuitant has been misstated, the benefits payable under the Policy will be equal to the benefits which the Premium Payments would have provided for the correct age or sex (if such distinction based upon sex is allowed by law).


        We may require proof of the age of the Annuitant before making any Annuity Payments under the Policy.


        If a misstatement of age or sex results in monthly income payments that are too large, the overpayments will be deducted from future payments. If we have made payments that are too small, the underpayment will be added to the next payment. Adjustments for overpayments or underpayment will include the compound interest rate used to determine the Annuity Payments.


NONPARTICIPATING

        No dividends will be paid. Neither you nor the Beneficiary will have the right to share in our surplus earnings or profits.


PERIODIC REPORTS

        At least once each Policy year, we will send you a statement showing your Policy Account Value as of a date not more than two months prior to the date of mailing. We also will send such statements as may be required by applicable state and federal laws, rules, and regulations.



POLICY DATE


        Policy months, years and Policy Anniversaries are measured from the Policy Date shown on the Policy.


TERMINATION


        The Policy will remain in force until surrendered for its Surrender Value, Annuity Payments begin, or the Death Benefit has been paid.

        If, after the first five Policy anniversaries, you have made no Premium Payments during a 24-month period and your then-current Policy Account Value totals less than $2,000, we have the right to pay you the total value of your account in a lump sum and cancel the Policy.



OWNER AND JOINT OWNER


     The Owner is the individual named as such in the application or in any later change shown in ANLIC's records. Only the Owner may exercise the rights under this Policy. There may be Joint Owners. If there are Joint Owners, the signatures of both Owners are needed to exercise rights under the Policy. Joint Owners are not permitted for Policies issued in connection with Qualified Plans.


        If the Annuitant is not an Owner and the Annuitant dies before the Maturity Date, the Owner may name a new Annuitant. If the Owner doesn't name a new Annuitant, the Owner will become the Annuitant. If one of the Joint Annuitants dies prior to the Maturity Date, the survivor shall become the sole Annuitant.


BENEFICIARY CHANGE


         Unless the Beneficiary is irrevocable, you may change the named Beneficiary by sending a written request in a form acceptable to us to our Service Office. If the named Beneficiary is irrevocable, you may change the named Beneficiary only by joint written request from you and such named Beneficiary.


        You need not send us the Policy unless we request it. When recorded and acknowledged by us, the change will be effective as of the date you signed the request. The change will not apply to any payments made or other action taken by us before we recorded and acknowledged the request.


ASSIGNMENT


        You may assign the Policy as collateral, unless prohibited elsewhere in the Prospectus or in the Policy itself. We will not be bound by the Assignment until a copy is filed with us. We assume no responsibility for determining whether an Assignment is valid or the extent of the assignee's interest.


        No Beneficiary may assign any benefits under the Policy until they are due and, to the extent permitted by law, payments are not subject to the debts of any Beneficiary nor to any judicial process for payment of the Beneficiary's debts.


DELAY OR SUSPENSION OF PAYMENTS


        We will normally pay a surrender or withdrawal within seven days after we receive your written request in our Service Office. However, transfers and payment of any amount from the Sub-accounts may be delayed or suspended whenever:


    (a) the New York Stock Exchange is closed other than customary weekend and holiday closing, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission ("SEC");

    (b) the SEC by order permits postponement for the protection of Owners; or

    (c) an emergency exists, as determined by the SEC, as a result of which disposal of the securities held in the Sub-accounts is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account's net assets.

        Payment of any amounts from the Fixed Account may be deferred for up to six months from the date of the request to surrender. If payment is deferred for more than 30 days, we will pay interest on the amount deferred at a rate not less the Guaranteed Minimum Interest Rate.

        Payments under the Policy of any amounts derived from Premium Payments paid by check may be delayed until such time as the check has cleared your bank.


                               ACCUMULATION UNITS

ACCUMULATION UNITS


        An Accumulation Unit is an accounting unit of measure used to calculate the value of your interest in the Sub-accounts. When a Net Premium Payment or transfer is allocated to a Sub-account, a certain number of Accumulation Units are credited to your Policy. The number of Accumulation Units is determined by dividing the dollar amount allocated to the Sub-account by the Accumulation Unit Value for that Sub-account as of the end of the Valuation Period in which the allocation is made.

        The Accumulation Unit Value for each Sub-account was arbitrarily set at ten dollars ($10) when the first investments were bought, except for the Social Money Market Sub-account which was set at one dollar ($1). The value for any later Valuation Period is determined by multiplying the Accumulation Unit Value for a Sub-account for the last prior Valuation Period by such Sub-account's "net investment factor" for the following Valuation Period. Like the Policy Account Value, the Accumulation Unit Value may increase or decrease from one Valuation Period to the next.



NET INVESTMENT FACTOR

        The "net investment factor" measures the investment performance of a Sub-account from one Valuation Period to the next. The net investment factor may be greater or less than one, so the value of a Sub-account may increase or decrease.

        The net investment factor for each Sub-account for any Valuation Period is determined by dividing (a) by (b), where:

        (a) is the net result of:

               (1) the net asset value per share of the Portfolio shares held in the Sub-account determined as of the end of the current Valuation Period; plus

               (2) the per share amount of any dividend or capital gain distributions made by the Portfolio on shares held in the Sub-account, if the "ex-dividend" date occurs during the current Valuation Period; minus


               (3) an adjustment for the mortality and expense risk charge and the administrative expense charge; plus or minus


               (4) a per unit charge or credit for any taxes incurred by or reserved for in the Sub-account, which is determined by ANLIC to have resulted from the maintenance of the Sub-account; and

        (b)  is the net result of:

               (1) the net asset value per share of the Portfolio shares held in the Sub-account, determined as of the end of the immediately preceding Valuation Period; plus or minus

               (2) the per unit charge or credit for any taxes reserved for the immediately preceding Valuation Period.

                                  FIXED ACCOUNT


        The Prospectus and this Statement of Additional Information are generally intended to serve as a disclosure document only for the Policy and the Variable Account. For complete details regarding the Fixed Account, see the Policy itself.

        Premium Payments allocated and amounts transferred to the Fixed Account become part of the General Account assets of ANLIC. Interests in the General Account have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), nor is the General Account registered as an investment company under the Investment Company Act of 1940 Act, as amended (the "1940 Act"). Accordingly, neither the General Account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts, and ANLIC has been advised that the staff of the SEC has not reviewed the disclosures in the Prospectus which relate to the Fixed Account.



GENERAL DESCRIPTION

        The General Account consists of all assets owned by ANLIC other than those in the Variable Account and other separate accounts. Subject to applicable law, ANLIC has sole discretion over the investment of the assets in the General Account.

        The General Account is supported by ANLIC's assets that are held in the General Account. Premium Payments applied and any amounts transferred to the General Account are credited with a fixed rate of interest for a specified period. This is the account known as the "Fixed Account".


        The allocation of Premium Payments and/or transfer of Policy Account Value to the Fixed Account does not entitle an Owner to share in the investment experience of the General Account. Instead, ANLIC guarantees that value in the Fixed Account will accrue interest at an effective annual rate of at least 4%, independent of the actual investment experience of the General Account. Interest rates will be determined on no less than an annual basis.

        Prior to the Maturity Date, you may elect to allocate net Premium Payments to the Fixed Account or to transfer Policy Account Value to or from the Fixed Account (subject to certain restrictions upon transfers from the Fixed Account, as discussed, below).



TRANSFER LIMITATION

        The maximum amount allowed to be transferred out of the Fixed Account during one Policy Year is 100% of Fixed Account interest accrued since the last Policy Anniversary, plus 10% of:

        (1) Account Value of the Fixed Account as of the last Policy Anniversary; plus
        (2) Deposits and transfers made into the Fixed Account since the last Policy Anniversary; minus
        (3) All partial withdrawals from the Fixed Account since the last Policy Anniversary.



FIXED ACCOUNT VALUE

        We will credit all net Premium Payments allocated to the Fixed Account to your Fixed Account Value. The Fixed Account Value at any time equals:

        (1) The net Premium Payments allocated to the Fixed Account; plus
        (2) The total of all amounts transferred to the Fixed Account from the Variable Account; minus
        (3) The total of all amounts transferred from the Fixed Account to the Variable Account, minus
        (4) The total of all Policy fees  attributable  to the Fixed Account;
            minus
        (5) The total of all partial withdrawals from the Fixed Account (including any Surrender Charges); plus
        (6) Interest.

        ANLIC'S MANAGEMENT HAS COMPLETE AND SOLE DISCRETION TO DETERMINE THE CURRENT INTEREST RATES. ANLIC CANNOT PREDICT OR GUARANTEE THE LEVEL OF FUTURE
CURRENT INTEREST RATES, EXCEPT THAT ANLIC GUARANTEES THAT FUTURE CURRENT INTEREST RATES WILL NOT BE BELOW AN EFFECTIVE RATE OF 4% PER YEAR COMPOUNDED ANNUALLY. THE OWNER BEARS THE RISK THAT CURRENT INTEREST RATES WILL NOT EXCEED AN EFFECTIVE RATE OF 4% PER YEAR.


                          SURRENDER CHARGE CALCULATIONS


        Owners may, prior to the earlier of the Maturity Date or death, withdraw 100% of earnings since the last Policy Anniversary in all Sub-accounts and the Fixed Account free of Surrender Charges. Additionally, Owners may also withdraw free of Surrender Charges up to 10% of the Policy Account Value as of the last Policy Anniversary, plus 10% of

 (1) deposits since the last Policy Anniversary minus
 (2) withdrawals since the last Policy Anniversary.

        Surrender Charges are assessed on Premium Payments made within five years of a surrender or partial withdrawal. To determine the Surrender Charge for a particular Premium Payment, the Surrender Charge percentage is multiplied by the Premium Payment less any withdrawals previously allocated to the Premium Payment. The total Surrender Charge is then determined by summing the previous result over all Premium Payments used in the calculation. The Surrender Charge will be based on the excess of the surrender amount over the Free Withdrawal Amounts. This excess is distributed over the Premium Payments on a first-in, first-out basis until the excess is exhausted. Partial withdrawals will be charged based on the above method. There are no Surrender Charges assessed on distributions made upon the death of the Owner. The Surrender Charge percentages are as follows:


                            Years 1-3..................          8%
                            Year 4.....................          6%
                            Year 5.....................          4%
                            Year 6.....................          0%

                                            Example:

                                    Premium Payments:
                                    02/10/90           $4,000
                                    12/10/90           $1,000
                                    06/02/91           $1,500
                                    08/21/92           $3,000
                                    10/02/95           $2,000
                                    01/12/95           $1,000

     WITHDRAWAL ONE - 05/12/92
       Requested Withdrawal Amount (not including                      $3,000.00
       the Surrender Charge)
       Policy Account Value (before withdrawal)                         7,114.45
       Policy Year Gain (free of charge)                                  109.22
       Gross Premium Payments                                           6,500.00
       10% Free Withdrawal Amount                     6,500 X 0.10 =      650.00
       Total Free Amount                              109.22 + 650 =      759.22
       Non-Free Amount                              3,000 - 759.22 =    2,240.78


                                                         Surrender     Surrender
       Premium Payment                                    Charge %        Charge
                                                       ------------   ----------
       $4,000                               x            .08         =    320.00
       $1,000                               x            .08         =     80.00
       $1,500                               x            .08         =    120.00
       Total Surrender Charge                                             520.00
       Partial Surrender Charge                 (2,240.78/.92) x .08 =    194.85

       Total Withdrawal                                                 3,194.85
       Policy Account Value (after withdrawal)                          3,919.60

        Only those Premium Payments made before May 12, 1992 will be used to determine the Surrender Charge. The $3,000 withdrawal is less than the first Premium Payment, therefore, we will use the Surrender Charge percentage on that Premium Payment. However, it seems that we are applying one surrender Charge percentage for all premiums. The reason is that the Surrender Charge for the first three years is 8%.

        Assume that your Policy Account Value is split among four Sub-accounts in the following proportions:

         Sub-account 1                              $ 784.02           .1102%
         Sub-account 2                              3,111.15           .4373%
         Sub-account 3                              1,730.23           .2432%
         Sub-account 4                              1,489.05           .2093%
                                                    --------           ------
                                                  $ 7,114.45           1.000%


        The process for allocating the Surrender Charge among the Sub-accounts is as follows:

            .1102 Sub-account 1          $ 784.01     - 12.04 =       $ 771.97
            .4373 Sub-account 2          3,111.15     - 47.76 =       3,063.39
            .2432 Sub-account 3          1,730.23     - 26.56 =       1,703.67
            .2093 Sub-account 4          1,489.05     - 22.86 =       1,466.19
            .1102 Sub-account 1            771,97    -  71.63 =         700.34
            .4373 Sub-account 2          3,063.39    - 284.25 =       2,779.14
            .2432 Sub-account 3           1,703,67   - 158.08 =       1,545.59
            .2093 Sub-account 4          1,466.19    - 136.04 =       1,330.15
            .1102 Sub-account 1            700.34  -   268.41 =         431.93
            .4373 Sub-account 2           2,779.14 - 1,065.10 =       1,714.04
            .2432 Sub-account 3          1,545.59  -   592.35 =         953.25
            .2093 Sub-account 4          1,330.15  -   509.78 =         820.38
                                                                        ------
                                                                    $ 3,919.60


                          PERFORMANCE DATA CALCULATIONS

     We may advertise the yield and effective yield of the Money Market Sub-account. In addition, we may advertise yield and total returns for other Sub-accounts. All performance data calculations for the Sub-accounts will be in accordance with SEC rules and regulations.


MONEY MARKET SUB-ACCOUNT'S YIELD CALCULATION


        In accordance with regulations adopted by the SEC, if we disclose the annualized yield of the Calvert Social Money Market Sub-account for a seven-day period, it is required to be in a manner which does not take into consideration any realized or unrealized gains or losses of the Calvert Social Money Market Portfolio or on its portfolio securities. The annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one Accumulation Unit of the Calvert Social Money Market Sub-account at the beginning of the seven-day period, dividing the net change in the value of the Sub-account by the value of the account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in Sub-account Value reflects the deduction for the Mortality and Expense Risk Charge and the Administrative Expense Charge as well as income and expenses accrued during the period. Because of these deductions, the yield for the Calvert Social Money Market Sub-account will be lower than the yield for the Calvert Social Money Market Portfolio.

     The SEC also permits us to disclose the effective yield of the Money Market Sub-account for the same seven-day period, determined on a weekly-compounded basis. The effective yield is calculated by compounding the base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result according to the following formula:

               Effective Yield  =  [(Base period return + 1) 365/7 ] - 1


     The actual yield of the Social Money Market Sub-account is affected by: (1) changes in interest rates on money market securities; (2) the average portfolio maturity of the Calvert Social Money Market Portfolio; (3) the types and quality of securities held by the Calvert Social Money Market Portfolio; and (4) its operating expenses. The yield on amounts held in the Money Market Sub-account normally will fluctuate on a daily basis. Therefore, the disclosed yields for any given past period is not an indication or representation of future yields or rates of return.



OTHER SUB-ACCOUNTS' YIELD CALCULATIONS

     We may from time to time advertise or disclose the annualized yield for each Sub-account other than the Money Market Sub-account for 30-day (or one-month) periods. Calculation of the yield of a Sub-account begins with the income generated by an investment in the Sub-account over a specific 30-day (or one-month) period. This income is then annualized. That is, the amount of income generated by the investment during that 30-day (or one-month) period is assumed to be generated during, and reinvested at the end of, each such period over a 360-day (or twelve-month) year. The 30-day (or one-month) yield is calculated according to the following formula:

               Yield  =  2[((a-b)/cd + 1)6  - 1]

where

a =  net  investment   income  earned  during  the  period  by  the  Portfolio
     attributable to shares owned by the Sub-account;
b =  expenses accrued for the period (net of reimbursements);
c = the average daily number of Accumulation Units outstanding during the period; and
d = the maximum offering price per Accumulation Unit (i.e., net asset value per Accumulation Unit) on the last day in the period.


        Because of the charges and deductions imposed by the Variable Account, the yield for a Sub-account will be lower than the yield for its corresponding Portfolio. The yield calculations do not reflect the effect of any premium taxes or Surrender Charge that may be applicable to a particular Policy. The yield on amounts held in the Sub-accounts normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. A Sub-account's actual yield is affected by the types and quality of the Portfolio's investments and the Portfolio's operating expenses.


STANDARDIZED AVERAGE ANNUAL TOTAL RETURN CALCULATIONS

        For each Sub-account, we may advertise standardized average annual total return calculated as prescribed by the rules of the SEC. The calculation assumes a single $1,000 Premium Payment made at the beginning of the stated period and a surrender at the end of the period. The ending redeemable value (i.e., the Surrender Value) reflects all recurring fees that are charged to Owner accounts, including the Annual Policy Fee, Administrative Expense Charge and Mortality and Expense Risk Charge, and any applicable Surrender Charge.

        Quotations of average annual total return are computed by finding the average annual compounded rates of return over a period of one, three, five, and ten years (or, if less, up to the life of the Portfolio), and up to the life of the Sub-Account that would equate the initial amount invested to the ending redeemable value, according to the following formula:


               P(1 + T)n     =  ERV
where


P     = a hypothetical  initial Premium Payment of $1,000;
T     = average annual total return;
n     = number of years in the period; and
ERV   = ending redeemable value of a hypothetical  $1,000 Premium Payment made at the beginning of the period (or fractional portion thereof).

NON-STANDARDIZED RETURN CALCULATIONS

        In addition to the  standardized  calculation  described  above,  we may disclose non-standardized total returns and non-standardized average annual total returns for each Sub-account. Like the standardized calculation, non-standardized calculations assume a single $1,000 Premium Payment made at the beginning of the stated period. However, non-standardized calculations do not assume a surrender at the end of the period or reflect recurring separate account charges. Non-standardized total returns represent the percentage change in Accumulation Unit Value with respect to periods of one year or less.
Non-standardized average annual total returns represent the average annual change in Accumulation Unit Value over the stated period. For periods of one year or less, the two non-standardized rates of return are equal. For periods greater than one year, the non-standardized average annual total return is the effective annual compounded rate of return.



CUMULATIVE TOTAL RETURN CALCULATIONS


        We may also disclose cumulative total return for each Sub-account. Cumulative total return is non-standardized and unaveraged. It reflects the simple percentage change in value of a hypothetical investment in a Sub-account over the stated period. Cumulative total return is calculated using the following formula:


               CTR = (ERV / P) - 1

 where


CTR = the cumulative total return net of Sub-account  recurring  charges for the period;
ERV = ending redeemable value of a hypothetical  $1,000 Premium Payment made at the beginning of the period (or fractional portion thereof); and
P =   a hypothetical initial Premium Payment of $1,000.



                               PERFORMANCE FIGURES


        The performance information provided in the tables below is as of December 31, 1998, and reflects only the performance of a Policy's allocation to the Sub-accounts during the time period on which the calculations are based. For periods prior to the inception date of a Sub-account, performance information represents hypothetical returns based on the performance of the corresponding Portfolio and the assumption that the Sub-account had been in existence for the period indicated. All returns for periods greater than one year are annualized. Performance information provided for any given past period is not an indication or representation of future rates of return.

        The yield for the Money Market Sub-account for the seven-day period ending December 31, 1998 on an annualized basis, was 3.41%. The effective yield for the Money Market Sub-account for the seven-day period ending December 31, 1998, on an annualized basis, was 3.47%.

Standardized Average Annual Total Return - reflects historical investment results based on a $1,000 hypothetical investment over the period indicated, less separate account and underlying charges. The separate account charges include an annual policy fee, an administrative expense charge, a mortality and expense risk charge, and any surrender charge applicable if an owner surrendered the policy at the end of the period indicated. The underlying portfolio charges include management fees and other operating expenses.

------------------------------------------ ------------ ------------ --------- --------- --------- ---------------- ----------------
                                            SUBACCOUNT   PORTFOLIO                                     10 YEAR OR           SINCE
                                             INCEPTION   INCEPTION    1 YEAR    3 YEAR    5 YEAR    SINCE PORTFOLIO      SUB-ACCOUNT
                                               DATE        DATE                                        INCEPTION          INCEPTION
------------------------------------------ ------------ ------------ --------- --------- --------- ---------------- ----------------
THE ALGER AMERICAN FUND
   Growth Portfolio                            8/26/96     1/9/89      37.95%    24.75%    21.77%        20.29%            31.60%
   MidCap Growth Portfolio                     8/26/96     5/3/93      20.44%    15.12%    16.85%        21.74%            18.59%
   Small Cap Growth Portfolio                  8/26/96     9/21/88      5.88%     6.39%    10.95%                           8.34%

------------------------------------------ ------------ ------------ --------- --------- --------- ---------------- ----------------
CALVERT VARIABLE SERIES INC.
   Calvert Social Money Market Portfolio       8/26/96     6/30/92     -4.36%     1.05%     2.71%         2.91%             0.26%
   Calvert Social Small Cap Growth             8/26/96     3/15/95    -15.49%     0.28%       N/A         2.99%            -8.94%
   Portfolio                                   5/1/97      7/16/91     19.93%    16.23%    14.58%        13.41%            22.12%
   Calvert Social Mid Cap Growth               5/1/97      6/30/92      8.84%    11.67%     8.92%        10.58%             6.56%
   Portfolio                                   8/26/96     9/2/86       6.61%    12.55%    12.45%        11.26%            15.17%
   Calvert Social International Equity
   Portfolio
   Calvert Social Balanced Portfolio

------------------------------------------ ------------ ------------ --------- --------- --------- ---------------- ----------------
DREYFUS STOCK INDEX FUND                       8/26/96     9/29/89     18.38%    24.30%    21.45%         15.45%           28.07%

------------------------------------------ ------------ ------------ --------- --------- --------- ---------------- ----------------
Neuberger Berman ADVISERS
  MANAGEMENT TRUST
   Limited Maturity Bond Portfolio             8/26/96     9/10/84     -5.10%     1.09%     2.98%         5.26%             1.37%
   Growth Portfolio                            8/26/96     9/10/84      5.88%    13.90%    13.15%        12.26%            19.20%


------------------------------------------ ------------ ------------ --------- --------- --------- ---------------- ----------------
OPPENHEIMER VARIABLE ACCOUNT FUNDS
   Aggressive Growth Fund/VA                    5/1/97      8/15/86      2.75%    10.92%    10.92%        14.46%            11.87%
   Capital Appreciation Fund/VA                 5/1/97      4/3/85      14.23%    21.73%    19.97%        15.18%            16.50%
   Main Street Growth & Income Fund/VA          5/1/97      7/5/95      -4.80%    18.88%       N/A        24.19%             8.56%
   Strategic Bond Fund/VA                       5/1/97      5/3/93      -6.57%     3.86%     4.64%         5.26%            -4.18%
   High Income Fund/VA                          5/1/97      4/30/86     -9.12%     5.14%     6.45%        11.10%            -3.80%

------------------------------------------ ------------ ------------ --------- --------- --------- ---------------- ----------------


STRONG VARIABLE INSURANCE FUNDS, INC.
   Strong International Stock Fund II          8/26/96    10/20/95    -14.14%     -7.53       N/A        -5.63%            -12.30%
------------------------------------------ ------------ ------------ --------- --------- --------- ---------------- ----------------

STRONG DISCOVERY FUND II                       8/26/96     5/8/92      -2.27%     2.40%     6.88%         9.79%             6.81%
------------------------------------------ ------------ ------------ --------- --------- --------- ---------------- ----------------

VAN ECK WORLDWIDE HARD ASSETS FUND
   Worldwide Hard Assets Fund                  8/26/96     9/1/89     -39.92%   -11.72%    -5.63%         .64%             -19.26%
------------------------------------------ ------------ ------------ --------- --------- --------- ---------------- ----------------




Non-Standardized Average Annual Total Return - reflects historical investment results based on a $1000 hypothetical investment over the period indicated, less the underlying portfolio charges consisting of management fees and other operating expenses. The returns do not reflect recurring separate account charges or the maximum Surrender Charge that would apply for the period indicated. If reflected, those deductions would reduce the performance quoted.

                                            SUBACCOUNT     PORTFOLIO                                      10 YEAR OR        SINCE
                                            INCEPTION      INCEPTION     1 YEAR     3 YEAR   5 YEAR    SINCE PORTFOLIO   SUB-ACCOUNT
                                               DATE          DATE                                         INCEPTION       INCEPTION
------------------------------------------ ------------ -------------- --------- --------- --------- ----------------- -------------
THE ALGER AMERICAN FUND
   Growth Portfolio                           8/26/96      1/9/89        48.07%    28.27%    23.90%        22.03%             35.94%
   MidCap Growth Portfolio                    8/26/96      5/3/93        30.30%    18.80%    18.98%        23.50%             23.08%
   Small Cap Growth Portfolio                 8/26/96      9/21/88       15.53%    10.27%    13.09%        19.85%             13.02%

------------------------------------------ ------------ -------------- --------- --------- --------- ----------------- -------------
CALVERT VARIABLE SERIES INC.
   Calvert Social Money Market Portfolio     8/26/96      6/30/92        5.14%      5.10%    4.92%         4.40%              5.14%
   Calvert Social Small Cap Growth
        Portfolio                            8/26/96      3/15/95       -6.15%      4.36%     N/A          5.93%             -3.75%
   Calvert Social Mid Cap Growth Portfolio    5/1/97      7/16/91       29.78%     15.42%   16.71%        15.05%             33.28%
   Calvert Social International
        Equity Portfolio                      5/1/97      6/30/92       18.53%     16.28%   11.07%        12.18%             17.34%
   Calvert Social Balanced Portfolio         8/26/96      9/2/86        16.27%              14.58%        12.87%             19.72%
  ---------------------------------------- ------------ -------------- --------- --------- --------- ----------------- -------------
DREYFUS STOCK INDEX FUND                      8/26/96      9/29/89       28.21%    27.83%    23.58%        17.12%             32.44%

------------------------------------------ ------------ -------------- --------- --------- --------- ----------------- -------------
Neuberger Berman ADVISERS
  MANAGEMENT TRUST
   Limited Maturity Bond Portfolio            8/26/96      9/10/84        4.39%     5.14%     5.18%         6.79%              6.22%
   Growth Portfolio                           8/26/96      9/10/84       15.53%    17.60%    15.28%        13.89%             23.68%


------------------------------------------ ------------ -------------- --------- --------- --------- ----------------- -------------
OPPENHEIMER VARIABLE ACCOUNT FUNDS
   Aggressive Growth Fund/VA                  5/1/97       8/15/86       12.36%    14.69%    13.06%        16.12%             22.78%
   Capital Appreciation Fund/VA               5/1/97       4/3/85        24.00%    25.29%    22.10%        16.85%             27.53%
   Main Street Growth & Income Fund/VA        5/1/97       7/5/95         4.70%    22.49%     /A           27.00%             19.39%
   Strategic Bond Fund/VA                     5/1/97       5/3/93         2.90%     7.82%     6.83%         6.79%              6.34%
   High Income Fund/VA                        5/1/97       4/30/86        0.31%     9.06%     8.62%        12.71%              6.73%


------------------------------------------ ------------ -------------- --------- --------- --------- ----------------- -------------
STRONG VARIABLE INSURANCE FUNDS, INC.
   Strong International Stock Fund II         8/26/96     10/20/95       -4.78%    -3.13%       N/A        -2.15%              -6.97

------------------------------------------ ------------ -------------- --------- --------- --------- ----------------- -------------
STRONG DISCOVERY FUND II                      8/26/96      5/8/92         7.26%     6.40%     9.04%        11.38%             11.53%

------------------------------------------ ------------ -------------- --------- --------- --------- ----------------- -------------
VAN ECK WORLDWIDE HARD ASSETS FUND
   Worldwide Hard Assets Fund                 8/26/96      9/1/89       -30.93%    -7.10%    -3.26%         2.10%             -13.60
------------------------------------------ ------------ -------------- --------- --------- --------- ----------------- -------------

                               FEDERAL TAX MATTERS

TAXATION OF ANLIC


   ANLIC is taxed as a life insurance company under Part 1 of Subchapter L of the Internal Revenue Code of 1986, as amended (the "Code"). Since the Variable Account is not an entity separate from ANLIC and its operations form a part of ANLIC, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized net capital gains on the assets of the Variable Account are reinvested and taken into account in determining the Policy Account Value. As a result, such investment income and realized net capital gains are automatically retained as part of the reserves under the Policy. Under existing federal income tax law, we believe that Variable Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the reserves under the Policy.



TAX STATUS OF THE POLICIES


   Section 817(h) of the Code provides that the investments of the Variable Account must be "adequately diversified" in accordance with Treasury regulations in order for the Policies to qualify as annuity contracts under Section 72 of the Code. The Variable Account, through each Portfolio, intends to comply with the diversification requirements prescribed by the Treasury Department in Treas. Reg. Section 1.817-5, which affect how the Portfolios' assets may be invested. We do not control any of the Funds or their Portfolios' investments. However, we have entered into an agreement regarding participation in each Fund, which requires each participating Portfolio to be operated in compliance with the diversification requirements prescribed by the Treasury.


   In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the policyholder), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

  The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating premium payments and Policy Account Values. These differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Variable Account. In addition, we do not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Variable Account.


WITHHOLDING

   Pension and annuity distributions generally are subject to withholding for the recipient's federal income tax liability at rates that vary according to the type of distribution and the recipient's tax status. Generally, the recipient is given the opportunity to elect not to have tax withheld from distributions. However, certain distributions from Section 401(a) and 403(b) plans are subject to mandatory withholding.


                ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

        We cannot guarantee that shares of the Portfolios currently being offered will be available in the future for investment of Premium Payments or for transfers. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for, the shares of the Funds that are held by the Variable Account (or any Sub-account) or that the Variable Account (or any Sub-account) may purchase. We reserve the right to eliminate the shares of any of the Portfolios and to substitute shares of another Portfolio or any other investment vehicle or of another open-end, registered investment company if laws or regulations are changed, if the shares of any of the Funds or a Portfolio are no longer available for investment, or if in our judgment further investment in any Portfolio should become inappropriate in view of the objectives and policies of the Sub-account. We will not substitute any shares attributable to an Owner's interest in a Sub-account without notice and prior approval of the SEC and the insurance regulator of the state where the Policy was delivered, where required. Nothing contained herein shall prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Owners.


        We also reserve the right to establish additional Sub-accounts of the Variable Account, each of which would invest in a new Portfolio of one of the Funds, or in shares of another investment company or suitable investment, with a specified investment objective. New Sub-accounts may be established when, in our sole discretion, marketing needs or investment conditions warrant, and any new Sub-accounts will be made available to existing Owners on a basis to be determined by us. We may also eliminate one or more Sub-accounts if, in its sole discretion, marketing, tax, or investment conditions warrant.

        In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in the Policies as may be necessary or appropriate to reflect such substitution or change. If deemed by us to be in the best interests of persons having voting rights under the Policies, the Variable Account may be operated as a management company under the 1940 Act, it may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other ANLIC separate accounts.


                          DISTRIBUTION OF THE POLICIES


        Applications for the Policies are solicited by agents who are licensed by state insurance authorities to sell our variable annuity insurance policies, and who are also registered representatives of The Advisors Group, Inc. ("TAG") or registered representatives of broker/dealers who have selling agreements with TAG or registered representatives of broker/dealers who have selling agreements with such broker/dealers. TAG, whose address is 7315 Wisconsin Avenue, Bethesda, Maryland 20814, is a registered broker/dealer under the Securities Exchange Act of 1934 ("1934 Act") and a member of the National Association of Securities Dealers, Inc. ("NASD"). TAG is a second tier wholly-owned subsidiary of Acacia Life Insurance Company of Washington, D.C. TAG acts as the principal underwriter, as defined in the 1940 Act, of the Policies (as well as of other variable life policies) pursuant to an underwriting agreement with ANLIC. The Policies are offered and sold only in those states where their sale is lawful.


        We will refund any Premium Payments paid if a Policy ultimately is not issued or will refund the applicable amount if the Policy is canceled during the Free Look Period.

        Agents are compensated for sales of the Policies on a commission and service fee basis and with other forms of compensation. Agent commissions will vary, but in any event will not exceed 5% of Premium Payments made.


                                STATE REGULATION

        We are subject to the insurance laws and regulations of states within which we are licensed or may become licensed to operate. Generally, the insurance department of a state applies the laws of the state of the insurance company's domicile in determining permissible investments by that insurance company. A Policy is governed by the law of the state in which it is delivered. The values and benefits of each Policy are at least equal to those required by the state in which it is delivered.


                               RECORDS AND REPORTS

        All records and accounts relating to the Variable Account will be maintained by ANLIC. As presently required by the 1940 Act and regulations promulgated thereunder, reports containing such information as may be required under that Act or by any other applicable law or regulation will be sent to Owners at their last known address of record.


                                  LEGAL MATTERS


        Matters of the Commonwealth of Virginia law pertaining to the Policies, including ANLIC's right to issue the Policies and its qualification to do so under applicable laws and regulations thereunder, have been passed upon by Ellen Jane Abromson, our Legal Officer.


                                     EXPERTS


The financial statements (statutory basis) of ANLIC as of December 31, 1997 and 1998, and the financial statements of the Variable Account as of December 31, 1998 and for each of the periods indicated therein, have been included in this Statement of Additional Information in reliance upon the report of PricewaterhouseCoopers, LLP independent certified public accountants, which is also included herein, and upon the authority of said firm as experts in accounting and auditing.



                                OTHER INFORMATION


        A Registration Statement has been filed with the SEC under the 1933 Act with respect to the Policies discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Policy and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.



                              FINANCIAL STATEMENTS


        We have included financial statements of ANLIC and of the Variable Account in this Statement of Additional Information. The financial statements of ANLIC should be considered only as bearing on ANLIC's ability to meet its obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

Audited Financial Statements


ACACIA NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT II

As of December 31, 1998 and the Years Ended
December 31, 1998 and 1997






Report of Independent Accountants..............................................1
Statement of Assets and Liabilities............................................2
Statements of Operations and Changes in Net Assets...........................3-4
Notes to the Financial Statements............................................5-9

REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors of Acacia National Life Insurance Company and Contract Owners of Acacia National Variable Annuity Separate Account II

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and changes in net assets present fairly, in all material respects, the financial position of each of the following sub-accounts comprising the Acacia National Variable Annuity Separate Account II (the Account): the Social Money Market; Social Balanced; Social Strategic Growth; Social Managed Growth; Social Global; Large Cap Growth; Mid Cap Growth; Small Cap Growth; S&P 500 Index; Income; Growth; International Growth; Aggressive Growth; Hard Assets/Metals; High Income; Aggressive Growth; Large Cap Growth; Balanced; and Managed Income sub-accounts at December 31, 1998, and the results of their operations and the changes in their net assets for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the mutual funds, provide a reasonable basis for the opinion expressed above.



/S/ PricewaterhouseCooper
Washington, D.C.
April 30, 1999


                                                       ACACIA NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT II

                                                                STATEMENT OF ASSETS AND LIABILITIES

                                                                         December 31, 1998


                                                 Calvert                                       Alger                     Dreyfus
                           ----------------------------------------------------      -------------------------------    --------

                                 Social              Social      Social                                                     S & P
                                 Money      Social  Strategic   Managed  Social       Large Cap   Mid Cap     Small Cap      500
                                 Market    Balanced   Growth     Growth    Global       Growth      Growth      Growth      Index
                                --------   --------    -------    -------   --------   --------    -------     -------    --------
ASSETS
Investments, identified costs $1,912,874 $1,078,394  $382,996   $977,582  $859,563    $3,600,418  $1,671,315  $2,798,119  $9,459,694
                                ========   ========   =======    =======  ========      ========     =======     =======    ========
Investments, at market        $1,912,874 $1,076,499  $365,954   $962,353  $830,660    $4,383,502  $1,662,162  $3,232,676 $11,639,493
                                ========   ========    =======    ======= ========      ========     =======     =======    ========
    Number of shares           1,912,874    503,037    32,910     31,625    39,916        82,366      57,574      73,520     357,918
                                ========   ========   =======     ======  ========      ========     =======     =======    ========
   Total and net assets       $1,912,874 $1,076,499  $365,954   $962,353  $830,660    $4,383,502  $1,662,162  $3,232,676 $11,639,493
                                ========   ========   =======    =======  ========      ========     =======     =======    ========


ACCUMULATION UNITS
   Number of units             1,704,121     71,077    39,943     59,588     63,614      215,879     102,971     243,767     608,764
                                ========   ========   =======    =======   ========     ========     =======     =======    ========

NET ASSET VALUE PER
   ACCUMULATION UNIT
    December 31, 1998            $1.12     $15.15      $9.16     $16.15     $13.06       $20.31     $16.14      $13.26      $19.12
                              ========    ========    =======    =======   ========     ========    =======     =======    ========


                              Neuberger & Berman          Strong            Van Eck                        Oppenheimer
                           --------------------  ------------------------------   --------------------------------------------------
                                               Internationl Aggressive  Hard       High      Aggressive Large Cap            Managed
                           Income      Growth    Growth     Growth  Assets/Metals Income     Growth     Growth     Balanced  Income
                          ---------    -------   --------   -------   --------   --------   --------   --------   ------    -------
ASSETS
Investments, identified
    costs                $5,119,014  $2,672,066 $3,442,058 $237,176  $1,257,279 $1,394,245 $1,877,435 $3,585,617 $2,304,622 $629,434
                          =========     =======   ========  =======    ========   ========   ========   ========   ========  =======
Investments, at market   $5,149,191  $2,762,658 $2,945,390 $246,116    $955,745 $1,354,799 $2,009,971 $3,974,010 $2,311,061 $634,102
                          =========     =======   ========  =======    ========   ========   ========   ========   ========  =======
    Number of shares        372,590     105,084    335,466   19,349     103,885    122,940     44,835    108,372    112,845  123,848
                          =========     =======   ========  =======    ========   ========   ========   ========   ========  =======
   Total and net assets  $5,149,191  $2,762,658 $2,945,390 $246,116    $955,745 $1,354,799 $2,009,971 $3,974,010 $2,311,061 $634,102
                          =========    =======    ========  =======    ========   ========   ========   ========   ========  =======


ACCUMULATION UNITS
   Number of units         447,966      169,192   347,949   19,136      133,906    121,519    142,725    264,865    171,939   57,232
                         =========      =======   ======== =======     ========   ========   ========   ========   ========  =======

NET ASSET VALUE PER
   ACCUMULATION UNIT
    December 31, 1998
                           $11.49      $16.33      $8.47    $12.86      $7.14      $11.15     $14.08     $15.00     $13.44   $11.08
                         =========     =======   ========   =======   ========    ========   ========   ========   ======== =======



See notes to financial statements.

                                                ACACIA NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT II

                                                 STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS

                                                        For the Year Ended December 31, 1998



                                                Calvert                               Alger             Dreyfus
                              --------------------------------------------   ------------------------   ------
                               Social             Social  Social                                        S & P
                               Money    Social   Strategic Managed  Social   Large Cap Mid Cap  Small   Cap 500
                               Market  Balanced  Growth    Growth  Global     Growth   Growth   Growth  Index
                              ------   ------   ------    ------   -------   ------   ------   ------   ------
OPERATIONS:
Investment Income
   Dividends                  $99,957  $77,846   $4,815  $113,069  $63,989   $405,331  $88,825  $269,251 $320,587
   Mortality and expense
           charge             (31,303)  (9,942)  (4,864)   (5,540)  (5,262)   (39,319) (15,029) (30,197) (112,282)
                               ------   ------    ------   ------   -------    ------   ------   ------   ------
Net Investment Income (Loss)   68,654   67,904      (49)  107,529   58,727    366,012   73,796   239,054  208,305


   Realized and Unrealized
   Gains (Losses) on
   Investments:
    Realized gains (losses)
    from redemption of
      fund shares                 -     16,551  (42,746)  2,888     2,838    155,749  103,565    53,800   302,629
    Unrealized appreciation
    (depreciation)
      of investments              -     13,903   (5,564) (4,743)  (20,653)   614,806  (92,375) 306,780  1,557,275
                              ------    ------   ------  ------   -------     ------   ------   ------      ------
 Net Gain(Loss) on Investments    -     30,454  (48,310) (1,855)  (17,815)   770,555   11,190  360,580  1,859,904



   NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING FROM
   OPERATIONS                  68,654    98,358   (48,359)105,674  40,912    1,136,567  84,986  599,634  2,068,209

CAPITAL TRANSACTIONS:
   Transfer of premium     11,872,929  235,521  109,536  201,503  189,970   975,496  311,491  801,523  2,678,860
   Contract terminations     (110,154) (3,886)        0   (6,875)  (1,466)  (77,934) (35,443) (66,108) (256,784)
   Policy account value charges   (74)    (154)    (163)     (46)     (12)   (1,176)    (504)    (961)   (2,770)
   Sub-account transfers  (11,138,469) 228,626    1,906  571,249  516,747   536,971  497,798  376,902  1,689,304
                               ------   ------   ------   ------  -------   ------   ------   ------      ------

     NET INCREASE IN NET
     ASSETS RESULTING FROM
     CAPITAL TRANSACTIONS     624,232  460,107  111,279  765,831  705,239  1,433,357 773,342  1,111,356  4,108,610
                               ------   ------   ------   ------  -------   ------    ------   ------    ---------
TOTAL INCREASE
   IN NET ASSETS              692,886  558,465   62,920  871,505  746,151  2,569,924 858,328  1,710,990  6,176,819

     NET ASSETS, at the
     beginning of the year 1,219,988   518,034  303,034   90,848   84,509  1,813,578 803,834  1,521,686  5,462,674
                              ------   ------    ------   ------   -------    ------  ------   ------    ---------

     NET ASSETS, at end
      of the year         $1,912,874$1,076,499 $365,954  $962,353 $830,660  $4,383,50$1,662,16$3,232,67$11,639,493
                              ======   ======   ======    ======   =======   ======   ======   ======   =========

UNITS ISSUED AND REDEEMED
   Beginning balance       1,140,175    39,756   31,049     7,302    7,669    132,282  64,878   132,551  366,377
   Units issued            9,603,132    62,551   40,105    63,376   66,292    122,602  78,824   156,870  297,954
   Units redeemed          9,039,186    31,230   31,211    11,090   10,347    39,005   40,731    45,654   55,567
                              ------    ------   ------    ------   -------   ------   ------   ------   ------
   Ending balance          1,704,121    71,077   39,943    59,588   63,614    215,879  102,971  243,767  608,764
                              ======    ======   ======    ======   =======   ======   ======   ======   ======


                             Neuberger & Berman      Strong           Van Eck                     Oppenheimer
                             -----------------    ---------------- ----------        ---------------------------------------------
                                                 Internatiol Aggressive  Hard         High     AggressiveLarge Cap           Managed
                             Income      Growth    Growth    Growth Assets/Metals     Income   Growth    Growth   Balanced  Income
                            --------     ------    ------    ------    ------        ------   -------   -------   ------    ------
OPERATIONS:
Investment Income
   Dividends                  $184,703     $417,995   $78,354   $2,440     $88,463    $34,016   $25,650   $188,491 $49,612   $5,473
   Mortality and expense       (52,410)     (26,566)  (36,712)  (2,739)    (10,287)   (12,214)  (17,021)  (35,729) (18,232)  (4,594)
           charge             --------       ------    ------    ------     ------    ------    -------   -------   ------    ------
Net Investment Income (Loss)   132,293      391,429    41,642     (299)     78,176     21,802    8,629    152,762   31,380      879


   Realized and Unrealized
   Gains (Losses) on
   Investments:
    Realized gains (losses)
    from redemption of
      fund shares              (1,905)      (19,136)  (191,046)   13,684   (88,651)     (6,596)    27,104     30,966  15,370 (1,033)
   Unrealized appreciation
   (depreciation)             (24,125)      (63,935)  (39,660)    (5,619) (282,297)    (40,830)   141,899    375,574 (10,583)  4,888
     of investments           --------       ------    ------     ------    ------      ------    -------    -------   ------ ------
 Net Gain(Loss) on Investments 26,030)      (83,071)  (230,706)    8,065  (370,948)    (47,426)   169,003    406,540   4,787  3,855


NET INCREASE (DECREASE) IN
NET ASSETS RESULTING FROM
OPERATIONS                    106,263    308,358      (189,064)    7,766  292,772)     (25,624)   177,632    559,302   36,167  4,734

CAPITAL TRANSACTIONS:
 Transfer of premium        1,210,955     700,034    427,882    70,724   325,174     398,400    574,040  1,192,132  785,872  268,917
 Contract terminations       (171,676)     (52,358)   (76,513)        0   (30,203)   (20,725)   (48,789)  (108,049) (12,028) (1,577)
 Policy account
     value charges             (1,452)        (802)    (1,494)     (59)     (327)       (271)     (617)     (955)      (364)    (81)
 Sub-account transfers      1,355,778     393,611    332,654    39,538   401,457     486,478   551,689    873,961  1,008,914 290,583
                             --------       ------     ------    ------    ------     ------   -------    -------    ------   ------

    NET INCREASE IN NET
    ASSETS RESULTING FROM
    CAPITAL TRANSACTIONS    2,393,605   1,040,485    682,529   110,203   696,101     863,882  1,076,323  1,957,089 1,782,394 557,842
                             --------     ------      ------    ------    ------     ------    -------    -------    ------   ------
TOTAL INCREASE
   IN NET ASSETS            2,499,868   1,348,843    493,465   117,969   403,329     838,258  1,253,955  2,516,391 1,818,561 562,576

NET ASSETS, at the
   beginning of the year    2,649,323   1,413,815  2,451,925   128,147   552,416     516,541    756,016  1,457,619   492,500  71,526
                             --------       ------     ------    ------    ------      ------   -------   -------    -----    ------
     NET ASSETS, at end
      of the year          $5,149,191  $2,762,658 $2,945,390  $246,116 $955,745 $1,354,799 $2,009,971 $3,974,010 $2,311,061 $634,102
                             ========      ======     ======    ======   ======     ======    =======    =======     ======   ======


UNITS ISSUED AND REDEEMED
   Beginning balance         240,629      100,057    284,776    10,687    53,425      46,452     60,337   120,465     38,357   6,641
   Units issued              277,354       97,054    144,493    13,673   102,123      97,833    105,637   183,763    156,253  55,082
   Units redeemed             70,017       27,919     81,320     5,224    21,642      22,766     23,249    39,363     22,671   4,491
                            --------       ------     ------    ------    ------      ------    -------   -------     ------  ------
   Ending balance            447,966      169,192    347,949    19,136   133,906     121,519    142,725   264,865    171,939  57,232
                            ========       ======     ======    ======   ======      ======    =======   =======      ======  ======



                                              ACACIA NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT II

                                               STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS

                                                      For the Year Ended December 31, 1997



                                              Calvert                              Alger               Dreyfus
                             ------------------------------------------   -------------------------   ------
                             Social           Social   Social                                         S & P

                             Money   Social   Strategic Managed  Social   Large Cap Mid Cap  Small Cap 500
                             Market  Balanced Growth   Growth *  Global * Growth    Growth   Growth   Index
                             ------  ------   -------  -------   ------   -------   ------   ------   ------
OPERATIONS:
Investment Income
   Dividends                   $64,961 $36,031  $27,229  $9,408    $8,438   $10,030   $9,045   $41,086  $120,071
   Mortality and expense
      charges                  (19,061)(2,310)   (2,999)    (344)    (625)   (14,930)  (8,022)  (13,620) (46,643)
                                ------  ------   -------  -------   ------   -------   ------   ------   ------
 Net Investment Income (Loss)   45,900  33,721   24,230    9,064    7,813    (4,900)   1,023    27,466   73,428



   Realized and Unrealized Gains
    (Losses) on Investments:
    Realized gains (losses)
      from redemption of
      fund shares                  ---     737   (9,679)      44      508    38,682    5,524    7,228    52,894
    Unrealized appreciation
     (depreciation)
      of investments               --- (15,137) (12,986) (10,486)  (8,251)  171,097   84,526   127,659  652,827
                                ------  ------   -------  -------   ------   -------   ------   ------   ------
  Net Gain(Loss) on Investments    --- (14,400) (22,665) (10,442)  (7,743)  209,779   90,050   134,887  705,721



     NET INCREASE (DECREASE) IN
     NET ASSETS RESULTING FROM
     OPERATIONS                 45,900  19,321     1,565   (1,378)      70    204,879   91,073    162,353      779,149

CAPITAL TRANSACTIONS:
   Transfer of premium       2,998,427 182,688   241,253  70,218    45,127   1,297,026 455,018  1,178,023    2,964,441
   Contract terminations        (2,529)   ---        (35)     ---      ---    (5,902)    (524)     (1,596)    (33,324)
   Policy account value charges    (38)    (26)     (111)     ---      ---      (154)    (142)       (134)       (317)
   Sub-account transfers    (1,961,363 309,038     4,470   22,008    39,312   24,017    118,923   (95,479)    230,856
                                ------  ------   -------  -------   ------   -------   ------     ------       ------

     NET INCREASE IN NET
     ASSETS RESULTING FROM
     CAPITAL TRANSACTIONS    1,034,497 491,700   245,577   92,226    84,439   1,314,987  573,275  1,080,814 3,161,656
                                ------  ------   -------  -------   ------      -------   ------   ------   ------
TOTAL INCREASE
  IN NET ASSETS              1,080,397 511,021   247,142   90,848    84,509   1,519,866  664,348  1,243,167 3,940,805


NET ASSETS, at
    the beginning of the year  139,591    7,013   55,892      ---      ---    293,712    139,486   278,519  1,521,869
                                ------   ------   ------  -------   ------    -------     ------    ------   ------
NET ASSETS, at end
    of the year             $1,219,988 $518,034 $303,034  $90,848   $84,509 $1,813,578 $803,834 $1,521,686 $5,462,674
                                ======   ======   ======  =======   ======   =======    ======      ======   ======


UNITS ISSUED AND REDEEMED
   Beginning balance           137,527     646     5,157      ---      ---     26,933    12,949   27,028      135,684
   Units issued              4,128,605  40,008    39,680    7,302    8,607    139,737    68,691  151,147      280,880
   Units redeemed            3,125,957     898    13,788      ---      938     34,388    16,762   45,624       50,187
                                ------  ------   -------  -------   ------    -------    ------   ------       ------
    Ending balance           1,140,175  39,756    31,049    7,302    7,669    132,282    64,878  132,551      366,377
                                ======  ======   =======  =======   ======    =======    ======   ======       ======


                       Neuberger & Berman               Strong                 Van Eck                   Oppenheimer
                       ----------------   ------------------------------------------   ---------------------------------------------
                                                       International AggressivHard      High     AggressiveLarge Cap         Managed
                        Income    Growth  Income **Balance **Growth   Growth  Assets / MIncome * Growth *  Growth * Balanced Income*
                        --------  ------   ------   ------   ------   ------   ------   -------   ------    ------  ------   -------
OPERATIONS:
Investment Income
   Dividends           $56,915   $33,636     $0    $7,583   $16,762     $0    $5,569   $13,028     $0        $0     $1,487   $3,556
   Mortality and
     expense charges   (19,186)  (12,001)  (259)   (3,182)  (23,821) (1,174)  (4,487)  (2,086)  (3,007)   (6,077)   (1,927)    (420)
                       --------  ------   ------   ------   ------   ------   ------   -------   -----    ------    ------   -------
 Net Investment
   Income (Loss)        37,729   21,635    (259)   4,401    (7,059)  (1,174)  1,082    10,942   (3,007)   (6,077)    (440)    3,136

  Realized and Unrealized Gain
   (Losses) on Investments:
   Realized gains (losses)
     from redemption of
     fund shares       (27,270)  25,296    (173)   41,997   (6,729)  1,415      823       128   5,186     6,345     4,296       (15)
   Unrealized appreciation
    (depreciation)      53,453   151,202     93    4,747    (458,423)14,637   (21,641)  1,385   (9,363)   12,820    17,322     (220)
     of investments   --------  ------   ------   ------   ------   ------   ------   -------  ------    ------    ------   -------
 Net Gain(Loss)
  on Investments        26,183   176,498    (80)   46,744   (465,152)16,052   (20,818)  1,513   (4,177)   19,165    21,618     (235)


     NET INCREASE
    (DECREASE) IN
     NET ASSETS
   RESULTING FROM
     OPERATIONS         63,912   198,133   (339)   51,145  (472,211)  14,878  (19,736)  12,455   (7,184)   13,088    21,178    2,901

CAPITAL TRANSACTIONS:
   Transfer
    of premium       2,210,048  905,220  18,515   173,019  1,905,310 31,900   401,897  341,056  524,024   964,009   403,720   55,814
   Contract
      terminations     (10,806)  (4,586)    ---      (309)   (7,409)    ---    (1,833)  (1,492)  (1,585)   (3,132)     ---       ---
   Policy account
      value               (193)    (112)    (19)      (23)     (261)     ---      (51)     (11)    (47)      (87)      ---       ---
   Sub-account
       transfers        39,484   46,272  (31,381) (305,537) 505,179  72,911    59,159   164,533  240,808   483,741   67,602   12,811
                      --------   ------  ------   ------   ------    ------   ------    -------  ------    ------    ------   ------

TOTAL INCREASE
  IN NET ASSETS
RESULTING FORM CAPITAL
TRANSACTIONS
TOTAL INCREASE IN NET
   ASSETS            2,238,533    946,794 (12,885)(132,850) 2,402,819  104,811  459,172 504,086  763,200   1,444,531  471,322 68,625
                      --------     ------  ------   ------     ------   ------   ------  ------   ------    ------    ------  ------
NET ASSETS, at
  the beginning of
   the year          2,302,445  1,144,927 (13,224) (81,705) 1,930,608  119,689  439,436 516,541  756,016   1,457,619  492,500 71,526
NET ASSETS, at end
     of the year       346,878    268,888  13,224   81,705    521,317    8,458  112,980    ---     ---       ---       ---      ---
                      --------      ------  ------   ------   ------   ------   ------  -------  ------    ------      ------  -----

                    $2,649,323 $1,413,815      $0      $0  $2,451,925 $128,147 $552,416$516,541 $756,016  $1,457,619 $492,500$71,526
                      ========    ======  ======   ======     ======   ======   ======  =======  ======    ======    ======  =======




UNITS ISSUED AND REDEEMED
   Beginning balance    33,612   24,534    1,320    7,530    50,712     796    10,740      ---     ---       ---       ---      ---
   Units issued        316,194   97,573    1,849    37,662   283,605  12,531   47,780   51,260   67,873    128,512   43,527   9,415
   Units redeemed      109,177   22,050    3,169    45,192   49,541   2,640    5,095     4,808   7,536     8,047     5,170    2,774
                      --------  ------    ------   ------   ------   ------   ------   -------  ------    ------    ------   ------
    Ending balance     240,629   100,057       0        0    284,776  10,687   53,425   46,452   60,337    120,465   38,357   6,641



    *  From Sub-account inception, May, 1997.

    ** Sub-account closed November, 1997.



See notes to financial statements.
                                       4

ACACIA NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS


December 31, 1998 and 1997

NOTE 1 - ORGANIZATION AND DESCRIPTION OF OPERATIONS

The Acacia National Variable Annuity Separate Account II (the Account) began operations on September 9, 1996 as a separate investment account within Acacia National Life Insurance Company (the Company) to receive and invest net premiums paid under a flexible premium deferred variable annuity policy (the Policy). The purpose of the Policy is to provide long-term financial planning and to provide for the accumulation of capital on a tax-deferred basis for retirement or other long-term purposes. The Policy may be purchased with a minimum premium payment of $300 the first year and a minimum of $30 for premium payments thereafter. The Policy may be purchased on a non-qualified tax basis or used in connection with plans qualifying for favorable Federal income tax treatment.

The Company is a member of the Acacia Group which includes Acacia Life Insurance Company (known prior to June 30, 1997 as Acacia Mutual Life Insurance Company) and its other wholly-owned subsidiaries: Acacia Financial Corporation (AFCO) and its subsidiaries: Acacia Federal Savings Bank F.S.B., Calvert Group, Ltd. and The Advisors Group, Inc. Effective January 1, 1999, the Company's ultimate parent, Acacia Mutual Holding Corporation, merged with Ameritas Mutual Holding Company to create Ameritas Acacia Mutual Holding Company.

Assets of the Account are the property of the Company. However, those assets attributable to the policies are not chargeable with liabilities arising out of any other business which the Company may conduct. The Account operates and is registered as a unit investment trust under the Investment Company Act of 1940. The net assets maintained in the Account attributable to the policies provide the base for the periodic determination of the increased or decreased benefits under the policies.

NOTE 2 - SEPARATE ACCOUNT ASSETS

As of December 31, 1998, the Account has nineteen separate sub-accounts which are invested as directed by the contract owner. The Account purchases shares of each of the sub-accounts subject to the terms of the Participation Agreements between the Company and the sub-accounts. Shares of each sub-account are offered at a price equal to their respective net asset values per share, without sales charge, which represents their fair value. Calvert Asset Management Company, Inc., an indirectly wholly-owned subsidiary of AFCO, serves as an investment advisor to the Calvert Variable Series Inc. Calvert Social Money Market, Calvert Social Small Cap, Calvert Social Mid Cap and Calvert Social International Equity Portfolios. The Advisors Group, Inc. acts as a principal underwriter of the policies pursuant to an underwriting agreement with the Company.

In addition to the nineteen separate sub-accounts, a contract owner may also allocate net premiums to the General Account, which is part of the Company. Because of exclusionary provisions, interests in the General Account have not been registered as securities under the Securities Act of 1933 and the General Account has not been registered as an investment company under the Investment Company Act of 1940.

The sub-accounts and the respective portfolios in effect during 1998 and 1997 were as follows:


     Sub-Account                              Portfolio Invested

                                        Calvert Variable Series, Inc.:
Social Money Market                        - Calvert Social Money Market
Social Balanced                            - Calvert Social Balanced
Social Strategic Growth                    - Calvert Small Cap Growth
Social Managed Growth                      - Calvert Mid Cap Growth
Social Global                              - Calvert Social International Equity


                                         Alger American:
Large Cap Growth                            - Growth
Mid Cap Growth                              - Mid Cap Growth
Small Cap Growth                            - Small Capitalization



S & P 500 Index                          Dreyfus Stock Index

                                         The Neuberger & Berman Advisers
                                         Management Trust:
                                            Management Trust:
Income                                      - Limited Maturity Bond
Growth                                      - Growth



                                         Strong:
Income (closed November, 1997)           - Advantage Fund II
Balance (closed November 1997)           - Asset Allocation Fund II
International Growth                     - International Stock Fund II
Aggressive Growth                        - Discovery Fund II


Hard Assets / Metals                      Van Eck Worldwide Hard Assets Fund


                                          Oppenheimer Variable Account Funds:

High Income                                  - High Income Fund
Aggressive Growth                            - Aggressive Growth Fund
Large Cap Growth                             - Growth Fund
Balanced                                     - Growth & Income Fund
Managed Income                               - Strategic Bond Fund

NOTE 3 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Account in the preparation of the financial statements in conformity with generally accepted accounting principles.

Use of Estimates

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments Valuation

Investments are stated at market value based on the net asset value of the underlying investment in each of the respective funds. Net asset values are based upon market quotations of the securities held in each of the corresponding portfolios of the sub-accounts.

Accounting for Investments

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. However, dividends of $82,499 for the S&P 500 Index sub-account and $40,186 for the International Growth sub-account were received in 1997 and recorded in 1998. All affected policyholder accounts were adjusted. Identified cost is the basis followed in determining the cost of investments sold for financial statement purposes.

Federal Income Taxes

The operations of the Account are taxed as part of the total operations of the Company. The Company is taxed as a life insurance company under the Internal Revenue Code. Under existing law, no taxes are payable on investment income or realized capital gains of the Account.

NOTE 4 - RELATED PARTY TRANSACTIONS

The following charges are deducted by the Company from the Account's net assets attributed to each policy:

        Annual Policy Fee: An annual charge of $42 will be made on each policy anniversay to compensate the Company for the cost of administering the Policy for all policies with an account value less than $50,000.

        Administrative Expense Charge: A monthly charge at an effective annual rate of 0.10% of the average daily net asset value of the variable account will be made to compensate the Company for the costs of administering the Policy.

        Mortality and Expense Risk Charge: A monthly charge at an effective annual rate of 1.25% of the average daily net asset value of the sub-accounts will be made to compensate the Company for assuming certain mortality and expense risks. The charge will decrease by 0.05% on each Policy anniversary beginning in year 16 until it reaches an effective rate of 0.50% at the end of year 30.

        Surrender Charge: A surrender charge is deducted on a percentage basis from premium payments made within five years of surrender. The amount of the charge is equal to 8% of premium payments made within three years of surrender, 6% of premium payments made during the fourth year prior to surrender, and 4% of premium payments made during the fifth year prior to surrender.

        Premium Taxes: Certain states impose premium taxes. The Company will deduct amounts equal to these taxes as applicable. Premium tax rates vary from 0 to 3.5%.

        In addition, contract owners bear the investment management fees and other expense incurred by the Portfolios.

NOTE 5 - PURCHASES AND SALES

The cost of purchases and proceeds from sales for the two years ended December 31,1998 and 1997 for the sub-accounts are as follows:

                                             1998                          1997

                                   Cost of         Proceeds       Cost of       Proceeds
          Portfolio               Purchases       From Sales     Purchases     from Sales

Social Money Market                $17,032,527     $16,439,154    $4,322,028     $3,241,631
Social Balanced                        916,657         466,503       536,568         10,410
Social Strategic Growth                419,522         312,953       402,402        142,274
Social Managed Growth                  951,342         190,876       101,645            311
Social Global                          859,122         159,567       102,506          9,747
Large Cap Growth                     2,490,238       1,116,278     1,750,761        401,991
Mid Cap Growth                       1,255,045         733,845       764,846        185,025
Small Cap Growth                     2,168,406         858,693     1,605,526        490,017
S & P 500 Index                      6,258,847       2,265,852     3,845,059        557,081
Income                               4,057,816       1,715,684     3,419,436      1,170,442
Growth                               1,720,369         707,819     1,261,094        267,369
Income (closed November, 1997)             ---             ---        18,465         31,857
Balance (closed November, 1997)            ---             ---       428,465        514,774
International Growth                 1,684,012       1,062,001     2,890,242        501,211
Aggressive Growth                      176,769          69,306       132,810         27,758
Hard Assets / Metals                 1,060,441         375,492       515,399         54,321
High Income                          1,276,677         424,793       565,864         50,707
Aggressive Growth                    1,555,759         497,268       856,525         91,146
Large Cap Growth                     3,067,213       1,147,723     1,534,627         89,827
Balanced                             2,200,398         436,267       532,547         57,368
Managed Income                         610,959          55,159       101,553         29,807


-------------------------------------------------

Audited Financial Statements (Statutory Basis)




ACACIA NATIONAL LIFE INSURANCE COMPANY




December 31, 1998 and 1997



Report of Independent Accountants...........................................1
Statements of Financial Condition...........................................2
Statements of Operations and Changes
   in Capital and Surplus...................................................3
Statements of Cash Flow.....................................................4
Notes to Financial Statements............................................5-16

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors
Acacia National Life Insurance Company


We have audited the accompanying statutory statements of financial condition of Acacia National Life Insurance Company (the Company) as of December 31, 1998 and 1997, and the related statutory statements of operations and changes in capital and surplus, and cash flow, for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 2 to the financial statements, these financial statements were prepared in conformity with accounting practices prescribed or permitted by the Bureau of Insurance, State Corporation Commission of the Commonwealth of Virginia, which practices differ from generally accepted accounting principles. The effects on the financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles are material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of the Company as of December 31, 1998 and 1997 or the results of its operations or its cash flow for the years then ended.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and surplus of the Company as of December 31, 1998 and 1997, and the results of its operations and its cash flow for the years then ended, on the basis of accounting described in
Note 2.

/s/ PricewaterhouseCoopers LLP
Washington, D.C.
March 31, 1999

ACACIA NATIONAL LIFE INSURANCE COMPANY
Statements of Financial Condition (Statutory Basis)

                                                         December 31,
                                                    1998              1997
                                                 ---------           -------
                                               ---------------------------------
                                                        (In thousands)
ASSETS
Debt securities                                $     556,127      $     570,348
Equity securities                                      2,323              2,373
Mortgage loans                                              ---           5,031
Policy loans                                           7,579              8,100
Cash and cash equivalents                             13,678              6,737
Accrued investment income                              9,775              9,992
Separate account assets                               73,334             31,095
Other assets                                           3,252              2,820
                                               --------------     --------------
         Total Assets                          $     666,068      $     636,496
                                               ==============     ==============


LIABILITIES
Insurance and annuity reserves                 $     483,126      $     508,884
Deposit administration contracts and other
    deposit reserves                                  25,949             26,459
Other policyowner funds                               36,116             28,666
Policy claims                                          2,113              3,143
Interest maintenance reserve                           3,202              2,587
Asset valuation reserve                                5,513              5,188
Separate account liabilities                          73,334             31,095
Other liabilities                                      5,025             (2,032)
                                               --------------     --------------
         Total Liabilities                           634,378            603,990

CAPITAL AND SURPLUS
Preferred stock, 8% non-voting,
   non-cumulative, $1,000 par value,
     10,000 shares authorized; 6,000
    shares issued and outstanding                     6,000              6,000
Common stock, $170 par value;
   15,000 shares authorized
     issued and oustanding                            2,550              2,550
Gross paid-in surplus                                13,450             13,450
Surplus                                               9,690             10,506
                                              --------------     --------------
         Total Capital and Surplus                   31,690             32,506
                                              --------------     --------------
         Total Liabilities and
              Capital and Surplus             $     666,068      $     636,496
                                              ==============     ==============



See notes to financial statements.

ACACIA NATIONAL LIFE INSURANCE COMPANY
Statements of Operations and Changes in Capital and Surplus (Statutory Basis)

                                                         For the Years Ended
                                                            December 31,
                                                        1998             1997
                                                      ---------   --------------
                                                   -----------------------------
                                                           (In thousands)
INCOME
Premiums and annuity considerations                $     63,318      $   59,646
Net investment income                                    46,305          47,774
Supplementary contracts                                   6,221          16,809
Other income                                              1,412           1,042
                                                   -------------     -----------
                                                        117,256         125,271
BENEFITS AND EXPENSES
Benefits for policyholders and beneficiaries:
    Benefit payments, surrenders, and withdrawals        83,190         108,148
    Decrease in insurance and annuity reserves          (18,427)        (21,269)
    Change in deposit administration funds                 (510)            800
                                                   -------------     -----------
                                                         64,253          87,679
Commissions to managing directors
    and account managers                                  7,353           5,202
Net transfers to separate accounts                       30,725          20,387
Operating expenses allocated from Acacia Life            16,343          12,724
Other operating expenses and taxes                        1,201           1,247
                                                   -------------     -----------
                                                        119,875         127,239
                                                   -------------     -----------
    Net (Loss) from Operations Before Federal
         Income Taxes and Realized Capital Losses        (2,619)         (1,968)

Federal income tax benefit                                1,822           2,511
                                                   -------------     -----------

         Net Gain (Loss) from Operations Before
         Realized Capital Gains (Losses)                   (797)            543

Realized Capital Gains (Losses)
Net realized capital gains                                1,516           1,183
Capital gains taxes                                        (760)           (521)
Transferred to interest maintenance reserve                (965)           (516)
                                                   -------------     -----------
         Net Realized Capital Gains (Losses)               (209)            146

                                                   -------------     -----------
         Net Income (Loss)                               (1,006)            689

Capital and surplus, beginning of year                   32,506          29,641
Change in valuation basis of reserves                      (120)           (119)
Change in asset valuation reserve                          (325)            524
Change in net unrealized capital gains                      (49)            495
Change in non-admitted assets                               684           1,276
                                                      ==========      ---------
         Capital and Surplus, End of Year          $     31,690      $   32,506
                                                      ==========      ==========

See notes to financial statements.

ACACIA NATIONAL LIFE INSURANCE COMPANY
Statements of Cash Flow (Statutory Basis)


                                                           For the Years Ended
                                                               December 31,
                                                            1998           1997
                                                         -----------  ----------
OPERATING ACTIVITIES                                             (In thousands)
Premiums and annuity considerations                   $    63,318    $   59,646
Other premiums, considerations and deposits                 8,176        18,976
Net investment income received                             44,953        47,368
Benefits paid to policyholders                            (13,297)      (10,980)
Commissions and other expenses paid                       (23,804)      (20,698)
Surrender benefits and other fund withdrawals paid        (71,062)      (96,822)
Net transfers to separate accounts                        (34,192)      (22,815)
Federal and state income taxes received (paid)
   (excluding tax on capital gains)                         2,596        (1,093)
                                                         ---------      --------
         Net Cash (Used In) Operating Activities          (23,312)      (26,418)

INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid:
    Bonds                                                 178,064        68,392
    Equities                                                  ---           756
    Mortgage loans                                          5,031            16
    Partnership and other interests                            77           240
    Tax payments on net capital gains                        (760)          ---
Cost of investments acquired:
    Bonds                                                (161,139)      (40,619)
    Mortgage loans                                            ---        (5,000)
    Partnership and other interests                           (30)       (1,158)
Net change in policy loans and premium notes                  522            (9)
                                                         ---------      --------
         Net Cash Provided By Investing Activities         21,765        22,618

FINANCING ACTIVITIES Cash provided (used):
    Net other provisions (uses)                             8,488        (1,862)
                                                         ---------      --------
      Net Cash Provided By (used in) Financing Activities   8,488        (1,862)

      Increase (Decrease) in Cash and Cash Equivalents      6,941        (5,662)

      Cash and Cash Equivalents, Beginning of Year          6,737        12,399
                                                        ---------      --------

      Cash and Cash Equivalents, End of Year          $    16,678    $    6,737
                                                         =========      ========


See notes to financial statements

ACACIA NATIONAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS

December 31, 1998 and 1997

NOTE 1 - ORGANIZATION AND DESCRIPTION OF OPERATIONS

Acacia National Life Insurance Company (the Company) is a wholly-owned subsidiary of Acacia Life Insurance Company (Acacia Life), known prior to June 30, 1997 as Acacia Mutual Life Insurance Company. Acacia Life is a wholly-owned subsidiary of Acacia Financial Group, Ltd (AFG) which is wholly owned by Acacia Mutual Holding Corporation (AMHC). AMHC and AFG were formed in 1997 pursuant to a plan of reorganization whereby Acacia Life became a stock life insurance company. AMHC and its wholly-owned subsidiaries are collectively known as The Acacia Group (the Group). Other members of the Group include Acacia Financial Corporation and its subsidiaries, Acacia Federal Savings Bank, Calvert Group, Ltd. and The Advisors Group, Inc.

The Company underwrites and markets deferred and immediate annuities and life insurance products within the United States and is licensed to operate in 46 states and the District of Columbia. On December 1, 1995 and September 9, 1996, respectively, operations began for the Acacia National Variable Life Insurance Separate Account I and Acacia National Variable Annuity Separate Account II which are separate investment accounts within the Company.

NOTE 2 - SIGNIFICANT ACCOUNTING PRACTICES

The Company, domiciled in Virginia, prepares its statutory financial statements in accordance with statutory accounting practices (SAP) prescribed or permitted by the Bureau of Insurance, State Corporation Commission of the Commonwealth of Virginia. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. Such practices vary, in some respects, from generally accepted accounting principles (GAAP). The significant statutory basis accounting practices followed by the Company are described below.

The preparation of the financial statements in conformity with statutory accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

ACACIA NATIONAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS

In general, the SAP basis of accounting varies in certain respects from GAAP in that:

X Acquisition costs incurred at policy issuance, such as commissions and other costs incurred in connection with acquiring new business, are charged to expense in the year in which they are incurred, rather than being deferred and amortized over the periods benefited.

X Certain assets designated as "non-admitted" are excluded from the balance sheets by a direct charge to unassigned surplus.

X The asset valuation reserve and interest maintenance reserve are not recorded for GAAP purposes.

X Federal income taxes are computed in accordance with those sections of the Internal Revenue Code applicable to life insurance companies and are based solely on currently taxable income. Under GAAP, the recognition of deferred tax liabilities and assets is required for the expected future tax consequences of temporary differences between the carrying amounts for financial statement purposes and the tax basis of other assets and liabilities.

X The liability for policy reserves is based on statutory assumptions for interest and mortality without considerations of withdrawals, rather than assumptions for interest, mortality and withdrawals based on actual experience.

X Premiums for universal life, single premium non-life contingent immediate annuity and single premium deferred annuity contracts are reported as premium income or fund deposits rather than additions to liabilities.

X Reinsurance ceded to other companies is reported on a net basis for premium revenue, benefits and underwriting, acquisition and insurance expenses, and policy reserves and accruals. Under GAAP, policy reserves and claim liabilities ceded are reported separately in the balance sheet as a reinsurance recoverable asset.

X Debt securities are generally carried at amortized cost, whereas, under GAAP, investments in debt securities are stated at amortized cost or current market values depending on the classification pursuant to FASB Statement No. 115, Accounting for Certain Investments in Debt and Equity Securities. Any difference between cost and current market values of debt securities classified as available-for-sale, net of deferred income taxes or benefit and related deferred acquisition cost effects, is reported as other comprehensive income. Trading securities consist of debt securities purchased with the intent to resell in the near term and are reported at fair value. Unrealized gains and losses on trading securities are credited or charged to net investment income.

The impact of the differences between SAP and GAAP basis reporting on Net Income and Capital and Surplus is as follows:
                                            1998                     1997
($ in thousands                        Net        Capital       Net     Capital
                                      Income    And Surplus  Income  And Surplus
As reported under SAP               $ (1,006)   $ 31,690     $ 689   $ 32,506
Adjustments:
   Deferred policy acquisition costs   2,874      58,017       (66)    53,937
   AVR and IMR                           615       8,715       357      7,775
   Deferred Federal income tax          (732)    (20,077)   (2,372)   (19,561)
   Net policyholder liabilities       (1,601)    (11,291)      731     (9,813)
   Investments                           (59)     20,013        --     22,521
   Other                                (500)       (946)    1,289       (456)
                                      -------   ---------    -----     -------
Amounts under GAAP                    $ (409)   $ 86,121     $ 628   $ 86,909
                                      =======   =========    =====    ========

Valuation of Assets

Debt and equity securities are valued in accordance with rules prescribed by the NAIC. Debt securities are generally stated at amortized cost, preferred stocks at cost and common stocks at market value. Collateralized mortgage obligations are valued using the prospective method and currently anticipated prepayment assumptions, based on data from current actual experience. Mortgage loans and policy loans are recorded at their unpaid balance. Discount or premium on debt securities is amortized using the interest method. Unrealized capital gains and losses are reflected directly in surplus and are not included in net income. Realized gains and losses are determined on a first-in, first-out basis and are presented in the statements of operations, net of taxes and excluding amounts transferred to the Interest Maintenance Reserve.

As  prescribed by the NAIC,  the Company  maintains an Asset  Valuation  Reserve
(AVR). The AVR is computed in accordance with a prescribed formula. The purpose of the AVR is to stabilize surplus against fluctuations in the value of stocks and credit-related declines in the value of bonds, mortgage loans and other invested assets. Changes to the AVR are charged or credited directly to surplus.

As also prescribed by the NAIC, the Company maintains an Interest Maintenance Reserve, which represents the net accumulated unamortized realized capital gains and losses attributable to changes in the general level of interest rates on sales of fixed income investments, principally bonds and mortgage loans. Such gains or losses are amortized into income using schedules prescribed by the NAIC over the remaining period to expected maturity of the individual securities sold.

Cash Equivalents

The Company considers overnight reverse repurchase agreements, money market funds and short-term investments with original maturities of less than three months at the time of acquisition to be cash equivalents. Cash equivalents are carried at cost.

Separate Accounts

Separate Accounts are assets and liabilities associated with certain life insurance and annuity contracts, for which the investment risk lies solely with the holder of the contract rather than the Company. Consequently, the insurer's liability for these Separate Accounts equals the value of the Separate Account assets. Investment income and realized gains (losses) related to Separate Accounts are excluded from the statements of operations and cash flows. Assets held in Separate Accounts are primarily shares in mutual funds, which are carried at fair value, based on the quoted net asset value per share.

Non-Admitted Assets

Certain assets, primarily goodwill, are designated as "non-admitted" under SAP. The cost of these assets is charged directly to surplus. Non-admitted balances totaled $2,978,000 and $3,662,000 at December 31, 1998 and 1997, respectively.

Policy Reserves

Life policy reserves are computed by using the Commissioners Reserve Valuation Method and the Commissioners Standard Ordinary Mortality table. Annuity reserves are calculated using the Commissioners Annuity Reserve Valuation Method and the maximum valuation interest rate; for annuities with life contingencies, the prescribed valuation mortality table is used. Policy claims in process of settlement include provision for reported claims and claims incurred but not reported. The valuation rates for fixed immediate and deferred annuities range between 6.0% and 11.25% as of December 31, 1998.

Federal Income Taxes

The Company files a consolidated tax return with the Group. Under statutory accounting practices, no provision is made for deferred federal income taxes related to temporary differences between statutory and taxable income. Such temporary differences arise primarily from Internal Revenue Code requirements regarding the capitalization and amortization of deferred policy acquisition costs, calculation of life insurance reserves and recognition of realized gains or losses on sales of debt securities.

Premiums and Related Expense

Premiums are recognized as income over the premium paying period of the policies. Annuity considerations and fund deposits are included in revenue as received. Commissions and other policy acquisition costs are expensed as incurred.

Reinsurance

The Company cedes reinsurance to provide for greater diversification of business, additional capacity for growth as well as a way for management to control exposure to potential losses arising from large risks. A significant portion of reinsurance is ceded to Acacia Life.

The excess of the amount of liabilities assumed over the amount of assets received upon execution of an assumption reinsurance agreement is recorded as goodwill, a non-admitted asset, and charged directly to surplus. Goodwill is being amortized over a period of ten years using the interest method.

Reclassifications

Certain reclassifications of 1997 amounts were made to conform with the 1998 financial statement presentation.

NOTE 3 - INVESTMENTS AND OTHER FINANCIAL INSTRUMENTS

Fair Values of Financial Instruments

                                    December 31, 1998         December 31, 1997
                                    -----------------         -----------------
($ in thousands                     Carrying     Fair       Carrying     Fair
                                     Amount       Value      Amount       Value
Financial Assets:
Debt securities                       $556,127  $591,776    $570,348    $610,928
Equity securities                        2,323     2,696       2,373       2,713
Mortgage loans                             ---       ---       5,031       5,084
Cash and cash equivalents               13,678    13,678       6,767       6,767
Financial Liabilities:
Investment-type insurance contracts    376,589   376,589    $407,643    $407,643

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Investment securities: Fair values for fixed maturity securities (including redeemable preferred stocks and mortgage backed securities) are based on quoted market prices, where available. For fixed maturity securities not actively traded and for private placements, fair values are estimated using values obtained from independent pricing services. The fair values for equity securities are based on quoted market prices.

Mortgage loans: The fair values for mortgage loans are estimated using discounted cash flow analysis, based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

Cash and cash equivalents: The carrying amount approximates fair values because of the short maturity of these instruments.

Policy loans: Policy loans are an integral component of insurance contracts and have no maturity dates. Future cash flows are uncertain and difficult to predict. Therefore, management has concluded that it is not practical to estimate their fair value.

Investment contracts: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. The carrying values for the deposit administration contracts and supplementary contracts without life contingencies approximate their fair values.

Investments

Major categories of investment income for the years ended December 31 are summarized as follows:
 ($ in thousands)

                                                 1998           1997
                                                 -----          ----
Fixed maturity securities                      $ 45,499      $ 47,086
Common stock                                        --           --
Preferred stock                                      56            60
Mortgage loans                                      334           110
Policy loans                                        447           502
Other                                               906         1,001
                                                -------        ------
   Gross investment income                       47,242        48,759
   Investment expenses                           (1,287)       (1,143)
   Interest maintenance reserve amortization        350           158
                                                -------        ------
   Net investment income                       $ 46,305      $ 47,774
                                               ========      ========

Realized gains (losses) on investments for the years ended December 31 are summarized as follows:

($ in thousands)

                                                 1998          1997
                                                 -----         ----
Fixed maturity securities
     Gross realized gains                      $ 1,631         $ 963
     Gross realized losses                        (145)          (11)
Equity securities
     Gross realized gains                           --           230
     Gross realized losses                          --           ---
Other invested assets                              30              1
                                               -------        ------
                                              $ 1,516        $ 1,183
                                              ========       =======

The statement values and estimated fair values of the Company's investments in debt securities are as follows:

($ in thousands)
                                                Gross       Gross
                                Amortized    Unrealized   Unrealized     Fair
                                   Cost         Gains       Losses      Value
At December 31, 1998
U.S. government and agencies      $72,543      $9,705      $  --      $82,248
Other government                   23,004         624        (728)     22,900
Mortgage backed securities        166,042       4,928        (708)    170,262
Corporate                         294,538      24,557      (2,729)    316,366
                                -----------   --------    -------     -------
                                $ 556,127    $ 39,814    $ (4,165)  $ 591,776
                                ===========  ==========  =========  =========

                                              Gross         Gross
                              Amortized     Unrealized     Unrealized    Fair
                               Cost          Gains         Losses       Value

At December 31, 1997
U.S. government and agencies     $87,514     $ 8,228        $ --     $ 95,742
Other government                  30,943         856         (73)       31,726
Mortgage backed securities       150,831       5,592        (402)      156,021
Corporate                        301,060      26,994        (615)      327,439
                                ---------    -------        -----      -------
                               $ 570,348    $ 41,670    $ (1,090)    $ 610,928
                                 =======    ========     ========    =========

The amortized cost and estimated fair value of debt securities, by contractual maturity at December 31, 1998 are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.
   ($ in thousands)

                                                    Statement          Fair
                                                      Value            Value
Maturities in 1999                                 $  12,704      $   12,601
In 2000 to 2003                                      140,232         148,163
In 2004 to 2008                                      130,680         138,730
After 2008                                           106,469         122,020
Mortgaged-backed securities                          166,042         170,262
                                                    --------        --------
                                                   $ 556,127       $ 591,776
                                                   =========       =========
Investment Portfolio Credit Risk

The Company's bond investment portfolio is predominately comprised of investment grade securities. At December 31, 1998 and 1997, approximately $8.9 million and $3.9 million, respectively, in debt security investments (1.6% and 0.7%, respectively, of the total debt security portfolio) are considered "below investment grade." Securities are classified as "below investment grade" by utilizing rating criteria established by the NAIC.

NOTE 4 - REINSURANCE

The Company reinsures all life insurance risks over its retention limit of $10 thousand per policy under yearly renewable term insurance agreements with Acacia Life and several other non-affiliated companies. The Company remains obligated for amounts ceded in the event that reinsurers do not meet their obligations. Since the reinsurance treaties are of such a nature as to pass economic risk to the reinsurer, appropriate reductions are made from income, claims, expense and liability items in accounting for the reinsurance ceded.

Premiums and benefits have been reduced by amounts reinsured as follows (in thousands):
                                                          1998           1997
                                                          -----          ----
Premiums ceded:
     Acacia Life                                       $ 3,971        $ 3,384
     Others                                                630            533
                                                         -----          -----
Total premium ceded                                    $ 4,601        $ 3,917
                                                        ======         ======

Death benefits reimbursed:
     Acacia Life                                       $ 3,610        $ 2,989
     Others                                                233            277
                                                         -----          -----
Total benefits reimbursed                              $ 3,843        $ 3,236
                                                        ======        =======

Amounts recoverable on paid and unpaid losses:
     Acacia Life                                         $ 543          $ 643
     Others                                                139            --
                                                         -----          -----
Total amounts recoverable on paid
     and unpaid losses                                   $ 682          $ 643
                                                          ====          =====

Policy reserves ceded:
     Acacia Life                                       $ 2,108        $ 1,897
     Others                                                392            350
                                                         -----          -----
Total policy reserves ceded                            $ 2,500        $ 2,247
                                                        ======        =======

Life insurance in force ceded:
     Acacia Life                                   $ 1,692,820    $ 1,206,052
     Others                                            104,285         90,471
                                                     ---------    -----------
Total life insurance in force ceded                $ 1,797,105    $ 1,296,523
                                                     =========     ==========

During 1997, the Company terminated a reinsurance agreement whereby disability benefits were ceded to Acacia Life. Termination of the agreement resulted in net expense to the Company of $372,000.

Assumption Reinsurance Agreement

Effective May 31, 1996 under an assumption reinsurance agreement, the Company assumed certain assets and liabilities relating to annuities previously underwritten by the National American Life Insurance Company (NALICO), which had been in rehabilitation. Under the agreement, the Company assumed fixed annuity policies with statutory liabilities of $127.9 million. The Company received from NALICO assets with a fair value of approximately $122.7, consisting principally of investment grade bonds and short-term investments. The difference between assets acquired and liabilities assumed of $5.2 million was capitalized as goodwill and treated as a non-admitted asset. Based on adjustments in 1997, additional assets of $0.4 million were received and reduced the goodwill. Approximately $0.7 million and $1.1 million was amortized through operations during 1998 and 1997, respectively, as an offset to miscellaneous income. At December 31, 1998 and 1997, the balance of goodwill was $3.0 million and $3.7 million, respectively.

NOTE 5 - ANNUITY RESERVES AND DEPOSIT LIABILITIES

Annuity  reserves  and  deposit   liabilities  have  the  following   withdrawal
characteristics:

($ in thousands)
                                                             December 31,
                                                        1998           1997
Subject to discretionary withdrawal with adjust-     ------------  -------------
  ment, at book value less surrender charge        $219,324   43%  $228,262  46%

Subject to discretionary withdrawal without adjust-
  ment, at book value (minimal or no charge)        236,303   47    226,606  45

Not subject to discretionary withdrawal provision    51,618   10     46,550   9
                                                   --------  ----   -------  ---

Total annuity actuarial reserves and deposit
  fund liabilities                                 $507,245  100%  $501,418 100%
                                                   ========  ===   ======== ====


NOTE 6 - FEDERAL INCOME TAXES

Under a tax sharing agreement between the Company and other members of the Group, Acacia Life reimburses or receives from the Company an amount representing the taxes that would have been paid or refunded had the Company filed a separate income tax return.

Under the statutes in effect before the Deficit Reduction Act of 1984, a portion of "net income" was not subject to current income taxation for stock life insurance companies, but was accumulated for tax purposes in a memorandum tax account. The 1984 Act prohibited any additions to the memorandum tax account after 1983. The balance in this account for the Company was $6.6 million at December 31, 1998 and 1997. In the event that either cash distributions from the Company to Acacia Life or the balance in the memorandum tax account exceeds certain stated minimums, such amounts distributed would become subject to federal income taxes at rates then in effect.

NOTE 7 - OTHER RELATED PARTY TRANSACTIONS

The Company has entered into an agreement whereby Acacia Life provides such services and facilities as are necessary for the operation of the Company. Expenses allocated to the Company were based on a consistent method for 1998 and 1997. Net amounts payable to Acacia Life at December 31, 1998 and 1997 are $7.6 million and $1.5 million, respectively, and are included in other liabilities.

During 1997, the Company purchased participations of $5.0 million in two commercial mortgage loans from Acacia Life. The participations were purchased at the unpaid principal balance.

The assets of the defined contribution plan under Internal Revenue Code Section 401(k) for the employees of Acacia Life include an investment in a deposit administration contract with Acacia National of $18.7 million and $18.1 million at December 31, 1998 and 1997, respectively.

NOTE 8 - CONTINGENT LIABILITIES

The Company is involved in various lawsuits that have arisen in the ordinary course of business. Management believes that its defenses are meritorious and the eventual outcome of these lawsuits will not have a material effect on the Company's financial position.

NOTE 9 - CAPITAL AND DIVIDEND RESTRICTIONS

The maximum amount of annual dividends and other distributions which may be remitted by the Company to its shareholder without prior approval of the appropriate state insurance commissioner is subject to restrictions relating to statutory capital and surplus and statutory gains from operations. Due to a statutory loss from operations in 1998, the Company may not pay any dividend in 1999 without prior approval.

Regulatory risk-based capital rules require a specified level of capital depending on the types and quality of investments held, the types of business written and the types of liabilities maintained. Depending on the ratio of an insurer's adjusted surplus to its risk-based capital, the insurer could be subject to various regulatory actions ranging from increased scrutiny to conservatorship. The Company's risk-based capital ratios for 1998 and 1997 are significantly above the regulatory action levels.

NOTE 10 - CAPITAL AND SURPLUS

During 1997, the Company changed the valuation interest rates for certain supplementary contracts, resulting in an increase in the liability of approximately $700,000. Based on an agreement with the Bureau of Insurance, the increase is being recognized evenly over three years, with $119,000 charged directly against surplus and the remainder charged through operations.

NOTE 11 - SUBSEQUENT EVENT

Effective January 1, 1999, the Company's ultimate parent, Acacia Mutual Holding Corporation merged with the Ameritas Mutual Insurance Holding Company to create Ameritas Acacia Mutual Holding Company.

PART C
                                OTHER INFORMATION

ITEM 24.   FINANCIAL STATEMENTS AND EXHIBITS



(a)      Financial Statements.



Part A: None.


Part B: Audited Financial Statements of the Registrant for the fiscal years ended December 31, 1998 and 1997.

        Audited Financial Statements of Acacia National Life Insurance Company for the fiscal years ended December 31, 1998 and 1997.


Part C: None.

(b)      Exhibits

      (1) Resolution of the Board of Directors of Acacia National Life Insurance Company ("ANLIC") authorizing establishment of the Acacia National Variable Annuity Separate Account II. 1/

      (2)  N/A

      (3)  (A)      Principal Underwriting Agreement.1/
           (B)      Form of Broker-Dealer Sales Agreement. 1/
           (C)      Commission Schedule. 1/

      (4)  Form of Annuity Policy. 1/

      (5)  Form of Application. 4/

      (6)  (A)   Restated Articles of Incorporation of ANLIC. 2/

           (B)      By-Laws of ANLIC. 2/

      (7)  N/A

      (8)  (A)      Participation Agreements. 1/
                    Oppenheimer 2/

           (B)      Form of Administration Agreement. 1/
                    Amendment dated May 30, 1996 3/


      (9)  Opinion and Consent of Ellen Jane Abromson, Esq. 4/


     (10)  (A)  Consent  of  PricewaterhouseCoopers  LLP


      (11) N/A

      (12) N/A

      (13) N/A


1/ Incorporated by reference to the initial filing of the Registration Statement on Form N-4 (File No. 333-03963) filed on May 16, 1996.
2/ Incorporated by reference to the Post-Effective Amendment No. 3 to the Registration Statement on Form S-6 (File No. 33-90208) filed on May 1, 1997.
3/ Incorporated by reference to the Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-03963) filed on May 1, 1997.


4/ Incorporated by reference to the Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 (File No. 333-03963) filed on March 1, 1999.

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR
EXECUTIVE OFFICERS AND DIRECTORS OF ANLIC

Shows name and position(s) with ANLIC followed by the principal occupations for the last five years.***



OFFICERS AND DIRECTORS OF ANLIC

Name and Position(s)       Principal Occupation
With Acacia National           Last Five Years
--------------------       --------------------------
Charles T. Nason           Chairman of the Board, CEO, and President
Chairman of the Board,     Since June 1988
and Chief Executive        Chairman of the Board and CEO
Officer and Director       Since October 1998

Robert W. Clyde            President and COO, Since October 1998
President & Chief          Executive Vice President,
Operating Officer          Marketing and Sales Since September 1994;
                           Vice President, Retail Long-Term Care September 1993 until August 1994, Vice President, General Agency
                           July 1991 until August 1993, John Hancock Mutual Life

Robert-John H. Sands       Senior Vice President and
Senior Vice President and  General Counsel
General Counsel            Since 1991

Paul L. Schneider          Senior Vice President, Chief
Senior Vice President,     Financial Officer Since 1989 and Chief
Chief Financial Officer    Investment Officer Since April 1997
and Chief Investment
Officer

Haluk Ariturk              Senior Vice President and
Senior Vice President,     Operations and & Chief Actuary
Operations and Chief       Since June 1989
Actuary

Janet Schmidt              Senior Vice President
Senior Vice President      Human Resources
Human Resources            Since 1994

Brian J. Owens             Vice President,
Senior Vice President      Acacia Financial Centers
Career Distribution        Since 1995

R. Larry Mauzy             Senior Vice President
Senior Vice President      and Chief Information Officer
and Chief Information      Since 1997
Officer

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT



          AMERITAS MUTUAL INSURANCE HOLDING COMPANY ORGANIZATION CHART
--------------------------------------------------------------------------------



                   AMERITAS LIFE INSURANCE CORP. SUBSIDIARIES


                               ------------------
                                    AMERITAS
                                MUTUAL INSURANCE
                                HOLDING COMPANY
                               ------------------

                               ------------------
                                    AMERITAS
                                HOLDING COMPANY
                               ------------------

                    --------------             --------------
                         AMERITAS                 ACACIA
                    LIFE INSURANCE CORP.     LIFE INSURANCE
                                                   COMPANY
                    --------------             --------------


                               ------------------
                                    AMERITAS
                              LIFE INSURANCE CORP.
                               ------------------

                    SEPARATE ACCOUNTS

-------------  -------------    --------------   ------------------    ---------------    --------------
AMERITAS        AMERITAS         FIRST              PATHMARK              VERITAS CORP.,       AMAL
INVESTMENT     MANAGED DENTAL    AMERITAS          ASSURANCE COMPANY                        CORPORATION
ADIVSORS, INC.   PLAN, INC.      LIFE INS.                                               A JOINT VENTURE OF
                              CORP. OF NEW YORK                                         AMERITAS AND AMERUS
                                                                             ---------------    ----------------
                                                                                   AMERITAS         AMERITAS
                                                                               INVESTMENT CORP.  VARIABLE LIFE
                                                                                                INSURANCE COMPANY

                                                                                    SEPARATE ACCOUNTS



                       ---------------------------------
                              Acacia Life Insurance
                                     Company
                                (as a stock life
                               insurance company)
                            (Acacia Mutual Life Ins.
                                    Co. estb.
                              1869, reorganized as
                                  Acacia Life,
                                   1997 D.C.)
                       ---------------------------------
                                        -
                                        -
        -----------------------------------------------------------------------
        -                  -                        -                         -
   ------------   --------------------     --------------------     ------------------------
      100%                 100%                    100%                      100%
   Enterprise          Acacia Realty         Acacia Financial        Acacia National Life
   Resources,           Square, LLC                Corp.                   Ins. Co.
       LLC                1997 DE            (Holding Company)        (Life Ins. Annuity
     1997 DE                                      1991 MD                   Sales)
                                                                            1974 VA
   ------------   --------------------     --------------------     ------------------------
                                                     -
----------------------------------------------------------------------------
   -              -                  -               -                     -
----------- ---------------   --------------     -----------------   ----------------
100%            100%               100%               100%               100%
Cal
ver        Acacia Realty        Gardner         Acacia Federal      The Advisors
Group,        Corp.           Montgomery        Savings Bank       Group, Inc.
Ltd.       (Real Estate         Company           1985 Fed.           (Broker,
(Holding     Joint Venture)      (Tax Return                          Dealer & Inv.
Company)     1984 DC           Prep. Srvs)                             Advisor)
1991                             1994 DE                               1982 DE
DE
---------- ----------------  ---------------    --------------------  ---------------
  -                                                                                  -
  -                                                                                           -
    - - - -                                                                                   -
          -                                                                                   -
          -                                ----------------------             --------------------------------
          -                                -                    -             -               -              -
          -                      ------------------    ---------------  -------------   ------------   -------------
          -
          -                               100%               100%            100%           100%         100 Shares
          -                              Acacia          Acacia Title     The Acacia      Shares***         The
          -                             Services         Agency, Inc.    Ins. Agency         The          Advisors
          -                              Corp.             1997 VA         of Mass,       Advisors       Group Ins.
          -                            (Solicits                             Inc.        Group Ins.      Agency of
          -                            Deposits)                           (Agent,        Agency of     Texas, Inc.
          -                             1985 VA                            Broker)       Ohio, Inc.       (Agent,
          -                                                                1996 MA         1995 OH        Broker)
          -                                                                                               1996 TX
          -                      ---------------------    ---------------  -------------   ------------   -------------
          -
------------------------------------------------------------------------------
-                        -                 -                -                -
-                        -                 -                -                -
-------------------- -------------   -------------  -----------------    ------------

 100%                   100%            100%             100%               50%
 Calvert               Calvert         Calvert          Calvert           Calvert**
 Asset               Shareholder        Admin.       Distributors,          Sloan
 Mgt.*                Srvs. Inc.     Srvs. Comp.      Inc. (Broker        Advisers,
 Comp.               (Transfer        (Legal &         Dealer)              LLC
 (Inv.                  Agent)          Acctg.          1994 DE             (Inv.
 Advisor                1980 DE          Srvs.)                             Advisor)
 1981                                   1980 DE                             1995 MD
 DE
-----  -----------------------------   -------------  -----------------    ---------

1)    AIMCo, a subsidiary of AFC, merged into its affiliate CAMCo 2-29-88
2)    AESCo, a subsidiary of AFC, merged into its affiliate CSC 12-29-89
3)    AISCo, a subsidiary of AFC, merged into its parent AFC 8-1-91
4)    AIMC, a subsidiary of AFSB, dissolved 9-4-91
5) AFC, a subsidiary of AMLIC, a 1994 DC Corporation merged into AFC, a MD Corporation organized in 1991
6)    CSC changed its name to the Advisors Group, Inc. 3-1-95
7)    The Advisors Group, Inc. reorganized under AFC 3-31-95
8) Griffin Realty Corporation changed its name to Acacia Realty Corporation 5-24-95
9)    Enterprise Resources, Inc. reorganized into LLC 12/31/97

 *    Investment Advisor to the following funds:
      1)         First Variable Rate Fund for Government Income
      2)         Calvert Tax-Free Reserves
      3)         Calvert Social Investment Fund
      4)         Calvert Cash Reserves (d/b/a Money Management Plus)
      5)         The Calvert Fund
      6)         Calvert Municipal Fund, Inc.
      7)         Calvert World Values Fund, Inc.
      8)         Calvert Variable Series, Inc.
**               Investment Advisor to the following fund:
      1)         Calvert New World Fund
***              TAG controls the corporation through a Voting Trust Agreement with shareholders

                        ITEM 27. NUMBER OF POLICY OWNERS

            As of January 31, 1998 there were 1,042 holders of Policies offered by the Registrant.

                            ITEM 28. INDEMNIFICATION

                Article VII of ANLIC's By-Laws provides, in part:

Section 2 Indemnification. In the event any action, suit or proceeding is brought against a present or former Director, elected officer, appointed officer or other employee because of any action taken by such person as a Director, officer or employee of the Company, the Company shall reimburse or indemnify him for all loss reasonably incurred by him in connection with such action to the fullest extent permitted by Section 13.1-3.1 of the Code of Virginia, as is now or hereafter amended, except in relation to matters as to which such person shall have been finally adjudged to be liable by reason of having been guilty of gross negligence or willful misconduct in the performance of duties as such director, officer or employee. In case any such suit, action or proceeding shall result in a settlement prior to final judgment and if, in the judgment of the Board of Directors, such person in taking the action or failing to take the action complained of was not grossly negligent or guilty of wilful misconduct in the performance of his duty, the Company shall reimburse or indemnify him for the amount of such settlement and for all expenses reasonably incurred in connection with such action and its settlement. This right of indemnification shall not be exclusive of any other rights to which any such person may be entitled.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling persons, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ANLIC Officers and Directors are covered under a Fidelity Bond issued by Chubb Group of Insurance Companies with an aggregate limit of $8,000,000, a single loss limit of $4,000,000, and a deductible of $50,000.


                         ITEM 29. PRINCIPAL UNDERWRITERS

(a) The Advisors Group, Inc. is the principal underwriter of the Policies as defined in the Investment Company Act of 1940, and is also the principal underwriter for the following investment companies:

             Investment Company              Product
             -------------------------       -------------
             Acacia National Variable Life   Individual Flexible Premium
             Insurance Separate Account I    Variable Life Insurance

 (b)The following table sets forth certain information regarding directors and officers of The Advisors Group:


   Name and Principal          Positions and Offices
     Business Address*           With Underwriter
   -----------------------------------------------------------------------------
   Charles T. Nason            Chairman of the Board
   Robert W. Clyde             Director
   Robert-John H. Sands        Director
   Jeffrey W. Helms            Vice Chairman of the Board, President and Chief
                               Executive
   Brian J. Owens              Director
   James E. Harvey             Director
   Leona Glowicz               Vice President, Tax and Treasurer
   Scott A. Grebenstein        Vice President, Product Development
   David A. Glazer             Regional Vice President
   Minday Gasthalter           Assistant Vice President, Training & Development
   Michael A. Grimmer          Assistant Vice President, Trading and Operations
   Myles Edwards, IV           Compliance Officer
   M. Catherine Hill           Secretary
   Todd D. Green               Staff Attorney & Assistant Secretary
   Mey Marcovici               Treasurer


        * The principal business address of each person listed is:
                          The Advisors Group, Inc.
                          7315 Wisconsin Avenue
                          Bethesda, Maryland 20814

(c) Commissions Received by Each Principal Underwriter from the Registrant during the Registrant's Last Fiscal Year

                       Net Underwriting Compensation
   Name of Principal     Discounts and      on
   Underwriter           Commissions    Redemption   Commissions    Compensation
--------------------------------------------------------------------------------
The Advisors Group,             (N/A)         (N/A)         (N/A)         (N/A)
       Inc.



                    ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by ANLIC at its Service Office, P.O. Box 79574, Baltimore, MD 21270-0574, and at its Principal Office, 7315 Wisconsin Avenue, Bethesda, Maryland 20814.


                          ITEM 31. MANAGEMENT SERVICES

All management contracts are discussed in Part A or Part B.


                              ITEM 32. UNDERTAKINGS

(a) Registrant undertakes that it will file a Post-Effective Amendment to this Registration Statement as frequently as necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes that it will include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information,or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to ANLIC at the address or phone number listed in the Prospectus.


                         STATEMENT PURSUANT TO RULE 6c-7

ANLIC and the Variable Account rely on 17 C.F.R. Sections 270.6c-7 and represent that the provisions of that Rule have been or will be complied with. Accordingly, ANLIC and the Variable Account are exempt from the provisions of Sections 22(e), 27(c)(1) and 27(d) of the Investment Company Act of 1940 with respect to any variable annuity contract participating in such account to the extent necessary to permit compliance with the Texas Optional Retirement Program.

                         SECTION 403(b) REPRESENTATIONS

ANLIC represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) policies, and that paragraphs numbered (1) through (4) of that letter will be complied with.


                       SECTION 26(e)(2)(A) REPRESENTATIONS

Pursuant to Section 26 (e)(2)(A) of the Investment Company Act of 1940, as amended, ANLIC represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by ANLIC.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the depositor, certifies that it meets the requirements of effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this post-effective amendment number 4 to its registration statement to be signed on its behalf by the undersigned duly authorized in the City of Bethesda, in the State of Maryland, on the 29th day of April, 1999.


                            ACACIA NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT II



                             By: /s/ Ellen Jane Abromson
                                     Ellen Jane Abromson
                                     Second Vice President and Associate Counsel


                                    ACACIA NATIONAL LIFE INSURANCE COMPANY
                                                  (Depositor)



                            By: /s/ Ellen Jane Abromson
                                    Ellen Jane Abromson
                                    Second Vice President and Associate Counsel




                           Attest: /s/ Todd D. Green
                                       Todd D. Green
                                       Assistant Secretary

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in their capacities with the depositor and on the dates indicated.


Signature                    Title                                Date
---------                 ------------                          --------


/s/ Charles T. Nason      Chairman of the Board, President,    April 29, 1999
--------------------      Chief Executive Officer, and
Charles T. Nason          Director

/s/ Robert W. Clyde       Executive Vice President, Marketing  April 29, 1999
------------------        and Sales, and Director
Robert W. Clyde

/s/ Paul L. Schneider     Senior Vice President, Chief         April 29, 1999
---------------------     Financial Officer, Chief Investment
Paul L. Schneider         Officer, and Director


/s/ Robert-John H. Sands  Senior Vice President, General       April 29, 1999
------------------------  Counsel, and Director
Robert-John H. Sands

/s/ Haluk Ariturk         Senior Vice President, Operations,   April 29, 1999
-------------------
Haluk Ariturk             Chief Actuary, and Director

/s/ Janet L. Schmidt      Senior Vice President                April 29, 1999
-------------------       Human Resources
Janet L. Schmidt

/s/ Brian J. Owens        Senior Vice President                April 29, 1999
-------------------       Career Distribution
Brian J. Owens

/s/ R. Larry Mauzy        Senior Vice President                April 29, 1999
--------------------      and Chief Information Officer
R. Larry Mauzy

                                  EXHIBIT INDEX
                                     Exhibit
                                Number Description


(10)(A)   Consent of PricewaterhouseCoopers LLP

26 Persons controlled by or under common control with the Depositor or Registrant